                                 Sentinel Funds

                                  Annual Report

                                November 30, 2000


                                   [GRAPHIC]

                                 Sentinel Funds

                                  Annual Report

                                November 30, 2000

                                   [GRAPHIC]

                                  [GRAPHIC] Sentinel Group Funds, Inc. (SGF)

                                            Sentinel Pennsylvania
                                            Tax-Free Trust (PA)

                                            National Life Drive,
                                            Montpelier, Vermont 05604

                                            (800) 282-FUND(3863)


On the cover:

A Tale of Two Icons

Etched in dramatic relief by late afternoon lighting, the Ticonderoga steams the waters of Lake Champlain, overarched by Camel's Hump mountain, one of Vermont's most recognizable "skyscrapers."

Built in 1906 at the Shelburne Shipyard on Lake Champlain, the "Ti" is America's last remaining side paddlewheel passenger "vertical beam engine" steamer of the type that provided freight and passenger service on American lakes and rivers from the early 19th to the mid-20th centuries. Measuring 220 feet in length and 59 feet in beam, she displaced 892 tons. Over the course of her long career, the Ti served full duty between ports in New York and Vermont. Carrying freight, passengers, local farm produce, livestock and dry goods on a regular basis, she ferried U.S. troops during both World Wars, enjoyed a brief fling as a floating casino and was operated as an excursion boat for several seasons before her retirement in 1954. Declared a National Historic Landmark in 1960, she can be seen and toured at her permanent mouring on the grounds of the Shelburne Museum in Shelburne, Vermont.

Original oil by Douglas Fryer


--------------------------------------------------------------------------------

Table of Contents

  2 Message to Shareholders
  5 Understanding your Sentinel Funds Financial Statements
  6 Fund Performance
  7 Sentinel Investment Team
  8 Sentinel Flex Cap Opportunity Fund
 14 Sentinel Small Company Fund
 21 Sentinel Mid Cap Growth Fund
 28 Sentinel World Fund
 36 Sentinel Growth Index Fund
 42 Sentinel Common Stock Fund
 50 Sentinel Balanced Fund
 60 Sentinel High Yield Bond Fund
 68 Sentinel Bond Fund
 75 Sentinel Tax-Free Income Fund
 81 Sentinel New York Tax-Free Income Fund
 86 Sentinel Government Securities Fund
 92 Sentinel Short Maturity Government Fund
 99 Sentinel U.S. Treasury Money Market Fund
105 Notes to Financial Statements (SGF)
113 Report of Independent Accountants (SGF)
114 Sentinel Pennsylvania Tax-Free Trust
119 Notes to Financial Statements (PA)
121 Report of Independent Accountants (PA)
122 Federal Tax Status of Dividends and Distributions
122 Privileges, Plans and Services for Shareholders
124 Directors/Trustees and Officers
126 A Brief History

                             Message to Shareholders

[PHOTO OF PATRICK E. WELCH]

Patrick E. Welch
Chairman

[PHOTO OF JOSEPH M. ROB]

Joseph M. Rob
Director and President


Dear Shareholder:

We are pleased to submit our annual report for the twelve months ended November 30, 2000. The past year has been unusually eventful in the financial markets, which exhibited extraordinary volatility and rapidly changing sentiment. In this most challenging environment, our family of funds performed well.

The Economy

The year 2000 was a study in contrasts. The year began with a very strong economic backdrop; the Gross Domestic Product grew over 5.5%, a healthy level in the tenth year of a record economic expansion. This strength was accentuated by accelerating corporate capital investment, particularly in information technology, and robust consumer spending was fed by the wealth effect resulting from years of excellent stock market gains. Unemployment levels fell to thirty-year lows, while worker productivity increased to the best levels seen during this economic cycle. Strength in the U.S. economy helped to bolster growth rates abroad as well, as European, Asian and many developing country economies recovered from the business softness of the previous two years.

Strong business conditions, low inflation and excellent corporate profit growth were evident. This fortunate combination of conditions further benefitted U.S. financial markets with inflows of foreign capital from overseas investors seeking above-average investment returns. A related positive effect was the appreciation of the dollar versus other currencies - a factor that helped to ease inflationary pressures traditionally associated with a strong economy. Thus, early 2000 exhibited a number of ingredients that supported the optimism in domestic financial markets.

The second half of 2000 was punctuated by a number of issues that began to concern investors. Economic growth and earnings trends for U.S. companies saw pronounced moderation. The main drag on growth was the increase in short-term interest rates by the Federal Reserve over the past eighteen months, initiated to forestall domestic inflationary pressures attributed to the above-average level of economic growth. The effect has been to dampen growth trends in many sectors of the economy. The sharp increase in the price of energy, which acts as a tax on business activity, also negatively affected business operating trends. Oil, natural gas and electricity prices more than doubled over the past year, due to economic strength coupled with tight supply/demand conditions. The unprecedented nature of the presidential campaign injected greater uncertainty into financial markets.

In sum, the past year was one of exceptional, albeit moderating, economic growth. Through this process of economic moderation we have witnessed strains on corporate earnings growth, leading to a more volatile stock market environment. In the next fiscal year, we expect the economy to reach a trough level of 2-3% growth. Barring unforeseen events, we do not expect a recession to occur. In such an environment, corporate prospects should begin to strengthen once again - providing returns on equities more in line with historical levels and well above those of the past year.

The Financial Markets

Equity Markets

Had an investor gone on sabbatical at the end of the last fiscal year and returned this year, the outcome in the stock market indices would seem, although disappointing, not particularly noteworthy. After a string of strongly positive years, the return of -4.22% for the Standard & Poor's 500 and -2.73% for the Dow Jones Industrial Average, might be deemed a pause that refreshes. Even the -21.99% return for the NASDAQ, given the even more impressive rise of this index over the past few years, might seem tolerable. Yet, the story of the past year was infinitely more complex. The year can best be characterized as one when the pendulum of investor sentiment swung widely and to historic excess.

The saga for the history books was the boom/bust cycle of the NASDAQ. For perspective, this technology-heavy index rose 50% between November 30, 1999 and March 10, 2000, before dropping a stunning 50% by November 30, 2000 - bringing the index's compounded loss to -22%. "New Era" optimism fueled by Internet and new communications technologies accelerated early in the year. Investors bid technology shares to valuations previously unseen in U.S. equity markets. While the promise of new solutions and intriguing technological innovations produced some strong growth companies, the technology sector was bid up to unsupportable valuation levels. Technology stocks garnered so much investor support that their weighting reached 35% of the S&P 500. Many other sectors and industries experienced liquidation in share prices to fund technology purchases. This "one-way trade" came to an end in the first quarter of 2000, as reality set in. With economic growth beginning to moderate, certain technology sectors began to exhibit operating problems that later spread to encompass many more technology-related companies. By the end of the fiscal year, the mood turned more guarded, and expectations for technology companies were more muted. However, because the sector exhibits exceptional growth prospects, it is likely to be an excellent future performer if the U.S. economy rebounds in 2001.

While many investors' commitments soured in technology, other sectors regained their vigor as the year progressed. The best performers in 2000 were utility stocks, to the amazement of many. The quest for consistent and predictable earnings growth benefited this formerly staid sector. Health care, consumer staples, financial and energy companies posted strong returns as investors diversified commitments and refocused on companies with sustainable fundamental business trends. Sectors that performed poorly included those that were economically highly sensitive, and others in which earnings prospects were punished by pricing pressures and competitive upheavals. The former group includes basic materials companies and consumer cyclicals - primarily retailers and auto stocks. The area most hurt by pricing competition was communications services, resulting from the severe stock market pressure that stalled the momentum of wireless and long distance telephone stocks. While demand for their services continued to be healthy, pricing eroded due to overcapacity and fierce competition among an ever-growing number of providers.

Reflecting its strength as a major engine of worldwide growth, the slowdown in the U.S. economy impacted trends in the economies of its major trading partners. As a result, foreign stocks mirrored our domestic difficulties, posting negative returns in most major markets.

In sum, the equity markets experienced substantial volatility and turmoil over the course of the fiscal year, finally ending in slightly negative territory for both the Dow Jones Industrial Average and the Standard & Poor's 500 Index, and with a more sizable loss in the NASDAQ.

Fixed Income Markets

As an asset class, high quality domestic bonds were the best performing investment in U.S. capital markets during the fiscal year. Bond fund investors were rewarded with attractive total returns as long-term interest rates declined in anticipation of a slowdown in economic activity brought on by a tightening of credit conditions by the Federal Reserve. The intent of this preemptive Fed policy was to prevent the economy from overheating, while keeping the general level of price increases at acceptable levels. In this environment, U.S. Treasury securities were the best performing fixed income sector because of their unequalled credit worthiness. Corporate bond returns were significantly lower due to credit quality concerns based on slowing economic conditions. Volatility in corporate bond spreads remained high throughout the fiscal year as declining profitability, increasing default rates and a volatile stock market led to a notable deterioration in the credit profile of many corporations. Among the hardest hit sectors were retailers, consumer finance companies and cyclical industrial companies. Investors sought the relative safety of large, liquid bonds issued by companies in industries perceived to be resistant to economic downturns, including energy, consumer products and defense contractors. The problems experienced in below investment grade credits are illustrated by the Lehman Corporate High Yield Index's -6.6% return for the twelve-month period ending November 30, 2000.

A watershed event for the fixed-income market occurred in January, 2000, as the U.S. Treasury Department announced a further reduction in supply, eliminating both the frequency and amounts of future government bond auctions, and unveiling the details of a debt repurchase or "buyback" program. As bond-market participants realized that the buybacks would become a routine feature of federal financing activities, and that repurchases would be concentrated in the long-end of the yield curve, long-maturity U.S. Treasury issues staged a powerful rally, with yields declining between 75 and 90 basis points. This led to a dramatic inversion of the U.S. Treasury yield curve, a condition not seen since 1989, as long-term yields fell below short-and-intermediate yields by a wide margin. As evidence of a slowing U.S. economy grew in the second half of the year, short-and-intermediate maturity U.S. Treasuries outperformed longer maturity issues and the U.S. Treasury yield curve reverted back to a more normal slope. The spread sectors of the fixed-income markets generally outperformed U.S. Treasuries in the latter part of 2000.

The year for bonds can be summarized as one of high volatility with respect to the direction of interest rates, the shape of the U.S. Treasury yield curve and the performance of corporate bonds. The final outcome was favorable as bonds provided investment returns exceeding those available in the equity indices. In an environment of moderating economic growth, we believe bonds should continue to offer investors attractive relative returns and the benefit of portfolio diversification.

Summary

After a challenging year in the capital markets, we look forward to taking advantage of the inevitable return to a stronger path of economic growth and improving market prospects. Our goal is consistent: to own exceptional companies with sustainable business prospects purchased at attractive prices to maximize returns. This disciplined investment process, focused on long-term returns for our shareholders, has stood the test of time. As always, we recommend that investors hold a diversified portfolio of funds suited to meeting their individual investment goals. Over the past few years, we have expanded our fund offerings to provide a full range of investment styles and alternatives that can be tailored to suit various objectives.

We thank you for your continued support and look forward to effectively meeting your investment needs.

Sincerely,

/s/ Patrick Welch            /s/ Joseph M. Rob

Patrick Welch                Joseph M. Rob
Chairman                     Director & President

December 15, 2000

Understanding your Sentinel Funds Financial Statements


(1) Schedule of Investment in Securities

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

   . a list of each investment

   . the number of shares/par amount of each stock, bond or short-term note

   . the market value of each investment

   . the percentage of investments in each industry

   . the percent and dollar breakdown of each category

(2) Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

(3) Statement of Operations

This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund OPERATIONS include:

   . income earned from investments

   . management fees and other expenses

   . gains or losses from selling investments (known as realized gains or losses)

   . gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

(4) Statement of Changes in Net Assets

These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

   . operations - a summary of the Statement of Operations for the most recent period

   . distributions - income and gains distributed to shareholders

   . capital share transactions - shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

(5) Financial Highlights

These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

   . share price at the beginning of the period

   . investment income and capital gains or losses

   . income and capital gains distributions paid to shareholders

   . share price at the end of the period

It also includes some key statistics for the period:

   . total return - the overall percentage return of the fund, assuming reinvestment of all distributions

   . expense ratio - operating expenses as a percentage of average net assets

   . net income ratio - net investment income as a percentage of average net assets

   . portfolio turnover - the percentage of the portfolio that was replaced during the period.

--------------------------------------------------------------------------------
Fund Performance


Performance data for each Sentinel Fund is provided in this table. Financial data is contained in the following pages.

                                                                               For the period from
                                                                            12/01/99 through 11/30/00
                                                             -------------------------------------------------------
                                                               11/30/00
                                                               Net Asset                     Capital
Sentinel                              Fund          Nasdaq     Value Per       Income          Gain           Total
Fund                                  Class         Symbol       Share       Dividends     Distributions     Return*
Flex Cap Opportunity              "A" Shares **      SCOAX     $ 6.08        $      -         $     -        -39.20%
--------------------------------------------------------------------------------------------------------------------
                                  "B" Shares **      SFCBX       6.03               -               -        -39.70
--------------------------------------------------------------------------------------------------------------------
                                  "C" Shares **      SFOCX       6.04               -               -        -39.60
--------------------------------------------------------------------------------------------------------------------
Small Company                     "A" Shares         SAGWX       7.02               -            0.72         39.48
--------------------------------------------------------------------------------------------------------------------
                                  "B" Shares         SESBX       6.64               -            0.72         38.27
--------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                    "A" Shares         SNTNX      18.97               -            1.18         13.85
--------------------------------------------------------------------------------------------------------------------
                                  "B" Shares         SMGBX      18.39               -            1.18         12.88
--------------------------------------------------------------------------------------------------------------------
                                  "C" Shares ***     SMGCX      18.86               -               -        -17.24
--------------------------------------------------------------------------------------------------------------------
World                             "A" Shares         SWRLX      18.64            0.26            1.69         -3.85
--------------------------------------------------------------------------------------------------------------------
                                  "B" Shares         SEWBX      18.30            0.09            1.69         -4.79
--------------------------------------------------------------------------------------------------------------------
                                  "C" Shares         SWFCX      18.47               -            1.69         -5.00
--------------------------------------------------------------------------------------------------------------------
Growth Index                      "A" Shares         SIDAX      18.53            0.01            0.00#       -12.97
--------------------------------------------------------------------------------------------------------------------
                                  "B" Shares         SBGRX      18.38               -            0.00#       -13.62
--------------------------------------------------------------------------------------------------------------------
                                  "C" Shares ***     SGICX      18.36               -               -        -22.17
--------------------------------------------------------------------------------------------------------------------
Common Stock                      "A" Shares         SENCX      41.22            0.31            3.22          4.80
--------------------------------------------------------------------------------------------------------------------
                                  "B" Shares         SNCBX      41.08            0.02            3.22          3.94
--------------------------------------------------------------------------------------------------------------------
                                  "C" Shares         SCSCX      41.16               -            3.22          3.87
--------------------------------------------------------------------------------------------------------------------
Balanced                          "A" Shares         SEBLX      18.67            0.62            0.95          4.82
--------------------------------------------------------------------------------------------------------------------
                                  "B" Shares         SEBBX      18.70            0.48            0.95          3.99
--------------------------------------------------------------------------------------------------------------------
                                  "C" Shares         SBACX      18.68            0.40            0.95          3.54
--------------------------------------------------------------------------------------------------------------------
                                  "D" Shares         SBLDX      18.63            0.39            0.95          3.62
--------------------------------------------------------------------------------------------------------------------
High Yield                        "A" Shares         SEHYX       7.76            0.87               -         -6.74
--------------------------------------------------------------------------------------------------------------------
                                  "B" Shares         SYLBX       7.75            0.83               -         -7.16
--------------------------------------------------------------------------------------------------------------------
                                  "C" Shares         SHBCX       7.78            0.75               -         -7.74
--------------------------------------------------------------------------------------------------------------------
Bond                              "A" Shares         SNBDX       5.81            0.41               -          5.02
--------------------------------------------------------------------------------------------------------------------
                                  "B" Shares         SEDBX       5.82            0.36               -          3.95
--------------------------------------------------------------------------------------------------------------------
Tax-Free Income                   "A" Shares         SETIX      12.90            0.64               -          7.74
--------------------------------------------------------------------------------------------------------------------
New York Tax-Free Income          "A" Shares         SYIAX      11.59            0.63               -          9.40
--------------------------------------------------------------------------------------------------------------------
Government Securities             "A" Shares         SEGSX       9.81            0.64               -          9.72
--------------------------------------------------------------------------------------------------------------------
Short Maturity Government         "A" Shares         SSIGX       9.56            0.64               -          6.70
--------------------------------------------------------------------------------------------------------------------
U.S.  Treasury Money Market       "A" Shares         SNTXX       1.00            0.05               -          5.18
--------------------------------------------------------------------------------------------------------------------
                                  "B" Shares         SUBXX       1.00            0.05               -          4.85
--------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Trust       "A" Shares         SPATX      12.46            0.60               -          7.75
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 +                                             -               -               -         -4.22
--------------------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index ++                                      -               -               -          9.06
--------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index +++                                     -               -               -          8.18
--------------------------------------------------------------------------------------------------------------------

  * Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values.
    Past performance is no guarantee of future results.
 ** Commenced operations February 25, 2000.
*** Commenced operations March 30, 2000.
  # Represents less than $.005 of average daily shares outstanding.
  + An unmanaged index of stocks reflecting average prices in the stock market. ++ An unmanaged index of bonds reflecting average prices in the bond market.
+++ An unmanaged index of bonds reflecting average prices in the municipal bond market.

                          The Sentinel Investment Team

                          [PHOTO OF INVESTMENT TEAM]

"The Sentinel Investment Team is highly experienced, averaging more than 17 years of investment experience apiece. Our investment approach is a disciplined one focusing on in-depth research and skilled portfolio management. Teamwork and utilization of the best technology play a key role in Sentinel's investment management. But the most important factor is our commitment to the ongoing hard work that seeks to produce consistent long-term growth of capital for shareholders in up markets, and stubbornly strives to preserve shareholder gains in times of turmoil. It is an approach which has withstood the test of time."


                                                                  Rodney A. Buck


Standing, left to right: Daniel J. Manion, CFA, Vice President & Co-Manager - Sentinel Common Stock Fund; Betsy G. Pecor, Equity Analyst; Scott T. Brayman, CFA, Vice President & Manager - Sentinel Small Company Fund; William C. Kane, CFA, Vice President - Fixed Income Research; Charles C. Schwartz, CFA, Assistant Vice President, Equity Analyst & Co-Manager - Sentinel Growth Index Fund; Kenneth J. Hart, Vice President & Manager - Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Pennsylvania Tax-Free Trust; Co-Manager - Sentinel Bond Fund; Bruce R. Bottamini, CFA, Vice President - Fixed Income Research; Stephen P. Flynn, Vice President - Fixed Income Research; Darlene A. Coppola, Money Market Trader & Manager - Sentinel U.S. Treasury Money Market Fund.

Seated, left to right: Van Harissis, CFA, Senior Vice President & Lead
Manager - Sentinel Common Stock Fund; Co-Manager - Sentinel Balanced Fund; Carole M. Hersam, Equity Analyst; Rodney A. Buck, CFA, Chief Executive Officer - Sentinel Advisors Company; Hilary T. Roper, CFA, Assistant Vice President & Equity Analyst; Robert L. Lee, CFA, Senior Vice President & Manager - Sentinel Mid Cap Growth Fund; Lead Manager - Sentinel Growth Index Fund; David M. Brownlee, CFA, Senior Vice President & Manager - Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund; Co-Manager - Sentinel Balanced Fund; Lead Manager - Sentinel Bond Fund.

Not pictured: Erik B. Granade, CFA, Manager - Sentinel World Fund; Prescott B. Crocker, CFA, Manager - Sentinel High Yield Bond Fund; David Alger, Manager - Sentinel Flex Cap Opportunity Fund; Daniel E. Gass, CFA, Vice President - Fixed Income Research.

    Sentinel Flex Cap Opportunity Fund seeks long-term capital appreciation by investing primarily in "growth" stocks of companies of all sizes listed on U.S. exchanges or the over-the-counter market.

Despite recent market turmoil, we are extremely optimistic about the potential that exists for equity markets in the coming year.


                       Sentinel Flex Cap Opportunity Fund


The Sentinel Flex Cap Opportunity Fund commenced operations on February 25, 2000. After the media spotlight on "new economy" stocks during February, March rolled around and the market quickly changed its temperament, with the Dow advancing while the NASDAQ retreated. The Federal Reserve interest rate hike in March only added to investors' interest rate fears. Equity markets continued to be volatile throughout most of the fiscal year. During November, the remarkable November 7th election and its undetermined outcome dominated financial markets. Predictably, the market responded poorly to the unprecedented political turmoil. Most market indices continued to drop steadily throughout November, with growth stocks taking a severe beating. The month of November concluded with no end to either the Presidential political drama, or the stock market collapse, in sight.

The extreme volatility during recent months hampered many investment returns. Large-capitalization growth stocks fared far worse than large-capitalization value stocks. Similarly, mid-cap and small-cap growth stocks fared poorly during the same period, underperforming their value counterparts. Therefore, what was a somewhat gratifying period for value investors was an extremely frustrating period for growth investors.

The Sentinel Flex Cap Opportunity Fund returned -39.20% since its inception on February 25, 2000. Unfortunately, the Fund's aggressive style made it extremely susceptible to the weak performance of most segments of the market. Management's growth stock philosophy severely impaired returns during a period in which value strongly outperformed growth. Second, the Fund maintained a bias toward large-cap stocks throughout the year, consistently maintaining a weighted average market capitalization above $50 billion, in a period where some small- and mid-cap counterparts fared better. Finally, the Fund's portfolio was heavily weighted in technology companies. In sum, a growth stock bias, large-cap bias and technology bias all served as a detriment to the performance of the Sentinel Flex Cap Opportunity Fund.

Despite recent market turmoil, we are extremely optimistic about the potential that exists for equity markets in the coming year. We have already experienced a slight recovery in the value of the Euro, a significant drop in oil prices, and most importantly, a resolution to the Presidential election. Economic data continues to indicate that the U.S. economy is slowing, and the Federal Reserve has clearly indicated a reversal in its priority of concerns. We think it is possible, maybe even probable, that the Fed will begin to lower interest rates by early 2001. Historically, dropping interest rates have been an extremely positive indicator for the direction of the stock market, and we believe that declining interest rates will have a significant impact on the stock market throughout 2001. In fact, we believe that many parallels exist between 2001 and 1995, when the market had a tremendous year as interest rates finally peaked after having increased throughout 1994.

Based on our positive outlook for the market in general, we believe the Sentinel Flex Cap Opportunity Fund should be extremely well positioned to benefit from a market recovery.

/s/ David Alger

David Alger

Sentinel Flex Cap Opportunity Fund
Investment in Securities
at November 30, 2000
-----------------------------------------------------------------------
                                             Shares           Value
                                                            (Note 1)
-----------------------------------------------------------------------

  Common Stocks 92.6%
  Aerospace 0.8%
  General Dynamics Corporation                5,200        $   396,500
                                                           -----------
  Banks 1.2%
  Northern Trust Corporation                  7,000            602,875
                                                           -----------
  Biotechnology 7.6%
* Affymetrix, Inc.                            6,300            371,700
* Amgen, Inc.                                29,500          1,876,938
* Cephalon, Inc.                             15,000            693,750
* Genentech, Inc.                             5,800            394,763
* Qiagen NV                                  10,400            359,450
* QLT, Inc.                                   5,300            232,869
                                                           -----------
                                                             3,929,470
                                                           -----------
  Business Services 3.7%
* Ariba, Inc.                                15,800            983,550
* BEA Systems, Inc.                          15,800            925,288
                                                           -----------
                                                             1,908,838
                                                           -----------
  Communications 4.4%
* AT&T Corporation Liberty
    Media Group                              13,000            176,313
  Comcast Corp. -
    Class A Special                          22,950            882,141
* McLeodusa, Inc.                             6,000             81,375
  Nortel Networks Corporation1                6,750            632,312
* Research in Motion Ltd.                     7,600            494,000
                                                           -----------
                                                             2,266,141
                                                           -----------
  Communications Equipment 9.5%
* Cisco Systems, Inc.                        39,900          1,910,212
  Nokia Corporation                          35,500          1,517,625
* Qualcomm, Inc.                             18,600          1,492,650
                                                           -----------
                                                             4,920,487
                                                           -----------
  Computer Related & Business Services 5.5%
* EMC Corporation                            14,800          1,100,750
* Sun Microsystems, Inc.                     23,300          1,772,256
                                                           -----------
                                                             2,873,006
                                                           -----------
  Computer Services 3.3%
* Amdocs Ltd.                                 9,600            519,600
* E-Bay, Inc.                                29,400          1,008,787
* Exodus Communications, Inc.                 8,800            200,200
                                                           -----------
                                                             1,728,587
                                                           -----------
  Computer Software 7.4%
* Commerce One, Inc.                         10,600            305,413
* Dell Computer Corporation                  23,600            454,300
* I2 Technologies, Inc.                      10,115            974,833
* Microsoft Corporation                       7,950            456,131
* Openwave Systems, Inc.                     15,100            688,937
* Oracle Corporation                         35,600            943,400
                                                           -----------
                                                             3,823,014
                                                           -----------
  Computer Technology 2.4%
* American Online, Inc.                      30,500          1,238,605
                                                           -----------
  Conglomerate 5.2%
  General Electric Corporation               33,500          1,660,344
  Phillip Morris Companies                   13,650            521,259
  Tyco International Ltd.                    10,400            548,600
                                                           -----------
                                                             2,730,203
                                                           -----------
  Energy & Energy Services 2.3%
* BJ Services, Inc.                           5,300            282,225
* Calpine Corporation                         9,900            351,450
  Duke Energy Corporation                     3,700            332,769
* Nabors Industries, Inc.                     5,800            254,852
                                                           -----------
                                                             1,221,296
                                                           -----------
  Finance 3.8%
  American International
    Group, Inc.                              20,500          1,987,219
                                                           -----------
  Financial Services 10.9%
  Bank of New York
    Company, Inc.                            13,025            718,817
  Charles Schwab Corporation                 31,100            861,081
  Citigroup, Inc.                            40,183          2,001,616
  Marsh & McLennan
    Companies, Inc.                          11,000          1,266,375
  Merrill Lynch & Company, Inc.               4,650            269,119
  State Street Corporation                    2,150            277,350
  Stilwell Financial, Inc.                    7,650            248,625
                                                           -----------
                                                             5,642,983
                                                           -----------
  Food Chains 2.6%
* Safeway, Inc.                              22,600          1,331,987
                                                           -----------
  Manufacturing 2.7%
* Sanmina Corporation                         4,475            341,218
* Solectron Corporation                      32,150            900,200
  United Technologies
    Corporation                               2,400            169,950
                                                           -----------
                                                             1,411,368
                                                           -----------
  Pharmaceuticals 13.0%
  American Home
    Products Corporation                     10,000            601,250
  Baxter International, Inc.                 14,200          1,229,188
* Celgene Corporation                        13,700            781,756
  Eli Lilly & Company                        13,900          1,302,256
* Immunex Corporation                        15,930            592,397
  Pfizer, Inc.                               50,200          2,224,488
                                                           -----------
                                                             6,731,335
                                                           -----------
  Retailing 5.5%
  Home Depot, Inc.                           37,300          1,461,694
  Wal-Mart Stores, Inc.                      26,950          1,406,453
                                                           -----------
                                                             2,868,147
                                                           -----------
  Semiconductors 0.8%

* Altera Corporation                         16,950            405,740
                                                           -----------
  Total Common Stocks
    (Cost $56,822,498)                                      48,017,801
                                                           -----------

-----------------------------------------------------------------------
                                        Principal Amount      Value
                                           (M=$1,000)        (Note 1)
-----------------------------------------------------------------------

  Corporate Short-Term Notes 6.9%
  Eagle Funding
    6.53%, 12/07/00                             400M       $   399,565
  Metlife Funding
    6.46%, 12/05/00                           2,000M         1,998,564
  Nestle Capital Corporation
    6.37%, 12/26/00                             100M            99,558
  Nike, Inc.
    6.50%, 12/19/00                             700M           697,725
  Nike, Inc.
    6.51%, 12/19/00                             400M           398,698
                                                           -----------
  Total Corporate Short-Term Notes
    (Cost $3,594,110)                                        3,594,110
                                                           -----------
  Total Investments
    (Cost $60,416,608)**                                    51,611,911

  Excess of Other Assets
    Over Liabilities 0.5%                                      232,725
                                                           -----------
  Net Assets                                               $51,844,636
                                                           ===========
--------------------------------------------------------------------------------
** Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November
   30, 2000 net unrealized depreciation for federal income tax purposes aggregated $8,804,697 of which $1,416,202 related to appreciated securities and $10,220,899 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel Flex Cap Opportunity Fund
Statement of Assets and Liabilities
at November 30, 2000
--------------------------------------------------------------------------------

Assets
Investments at value (Cost $60,416,608)                   $ 51,611,911
Cash and cash equivalents                                       14,478
Receivable for securities sold                                 863,822
Receivable for fund shares sold                                127,831
Receivable for dividends and interest                           15,572
                                                          ------------
   Total Assets                                             52,633,614
                                                          ------------
Liabilities
Payable for securities purchased                               481,305
Payable for fund shares repurchased                            186,030
Accrued expenses                                                23,692
Management fee payable                                          41,732
Distribution fee payable (Class A Shares)                       18,813
Distribution fee payable (Class B Shares)                       19,571
Distribution fee payable (Class C Shares)                        5,312
Fund service fee payable                                        12,523
                                                          ------------
   Total Liabilities                                           788,978
                                                          ------------
Net Assets Applicable to Outstanding shares               $ 51,844,636
                                                          ============
Net Asset Value and Offering Price per Share
   Class A Shares
$31,303,230 / 5,152,057 shares outstanding                $       6.08
Sales Charge -- 5.00% of offering price                           0.32
                                                          ------------
Maximum Offering Price                                    $       6.40
                                                          ============
   Class B Shares
$15,601,753 / 2,586,321 shares outstanding                $       6.03
                                                          ============
   Class C Shares
$4,939,653 / 818,241 shares outstanding                   $       6.04
                                                          ============

Net Assets Represent
Capital stock at par value                                $     85,566
Paid-in capital                                             78,643,536
Accumulated net realized loss on investments               (18,079,769)
Unrealized depreciation of investments                      (8,804,697)
                                                          ------------
Net Assets                                                $ 51,844,636
                                                          ============

Sentinel Flex Cap Opportunity Fund
Statement of Operations
For the Period from Feb. 25, 2000 (A) through Nov. 30, 2000
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends                                                 $     63,947
Interest                                                       407,721
                                                          ------------
   Total Income                                                471,668
                                                          ------------
Expenses:
Management advisory fee                                        366,445
Transfer agent fees                                            109,665
Custodian fees                                                  20,011
Distribution expense (Class A Shares)                           67,888
Distribution expense (Class B Shares)                          113,143
Distribution expense (Class C Shares)                           36,633
Accounting services                                             12,535
Auditing fees                                                    5,500
Legal fees                                                       3,000
Reports and notices to shareholders                              7,100
Registration and filing fees                                     6,316
Directors' fees and expenses                                     4,271
Other                                                            7,669
                                                          ------------
   Total Expenses                                              760,176
   Expense Offset                                               (4,211)
                                                          ------------
   Net Expenses                                                755,965
                                                          ------------
Net Investment Loss                                           (284,297)
                                                          ------------
Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                  (18,079,769)
Net change in unrealized appreciation (depreciation)        (8,804,697)
                                                          ------------
Net Realized and Unrealized Loss on Investments            (26,884,466)
                                                          ------------
Net Decrease in Net Assets from Operations                $(27,168,763)
                                                          ============

(A) Commencement of operations.

See Notes to Financial Statements.

Sentinel Flex Cap Opportunity Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                             Period from
                                                             2/25/00 (A)
                                                        through 11/30/00
                                                        ----------------

Decrease in Net Assets from Operations
Net investment loss                                         $   (284,297)
Net realized loss on sales of investments                    (18,079,769)
Net change in unrealized appreciation (depreciation)          (8,804,697)
                                                            ------------
Net decrease in net assets from operations                   (27,168,763)
                                                            ------------
Distributions to Shareholders
From net investment income
  Class A Shares                                                       -
  Class B Shares                                                       -
  Class C Shares                                                       -
From net realized gain on investments
  Class A Shares                                                       -
  Class B Shares                                                       -
  Class C Shares                                                       -
                                                            ------------
Total distributions to shareholders                                    -
                                                            ------------
From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                              52,129,343
  Class B Shares                                              24,506,413
  Class C Shares                                               7,785,267
Net asset value of shares in reinvestment
    of dividends and distributions
  Class A Shares                                                       -
  Class B Shares                                                       -
  Class C Shares                                                       -
                                                            ------------
                                                              84,421,023
Less: Payments for shares reacquired
  Class A Shares                                              (3,856,692)
  Class B Shares                                              (1,219,296)
  Class C Shares                                                (331,636)
                                                            ------------
Increase in net assets from capital share transactions        79,013,399
                                                            ------------
Total Increase in Net Assets for period                       51,844,636
Net Assets: Beginning of period                                        -
                                                            ------------
Net Assets: End of period                                   $ 51,844,636
                                                            ============
Undistributed Net Investment Income
   at End of Period                                         $          -
                                                            ============
(A) Commencement of operations.

See Notes to Financial Statements.

Sentinel Flex Cap Opportunity Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                             Period from
                                                         2/25/00 through
Class A Shares                                           11/30/00 (A)(B)
                                                         ---------------

Net asset value at beginning of period                           $ 10.00
                                                         ---------------
Income (Loss) from Investment Operations
Net investment income (loss)                                       (0.02)
Net realized and unrealized gain (loss) on investments             (3.90)
                                                         ---------------
Total from investment operations                                   (3.92)
                                                         ---------------
Less Distributions
Dividends from net investment income                                   -
Distributions from realized gains on investments                       -
                                                         ---------------
Total Distributions                                                    -
                                                         ---------------
Net asset value at end of period                                 $  6.08
                                                         ===============
Total Return (%) *                                                (39.20)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                     1.55+
Ratio of net investment income (loss)
   to average net assets (%)                                       (0.37)+
Portfolio turnover rate (%)                                          122++
Net assets at end of period (000 omitted)                        $31,303

(A) Commenced operations February 25, 2000.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

Sentinel Flex Cap Opportunity Fund
Financial Highlights (cont'd.)

Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

-----------------------------------------------------------------------------------------------------------------------
                                                              Period from                                Period from
                                                          2/25/00 through                            2/25/00 through
Class B Shares                                            11/30/00 (A)(B)       Class C Shares       11/30/00 (A)(B)
                                                          ---------------                            ---------------
Net asset value at beginning of period                           $ 10.00                                     $10.00
                                                          ---------------                            --------------
Income (Loss) from Investment Operations
Net investment income (loss)                                       (0.08)                                     (0.08)
Net realized and unrealized gain (loss) on investments             (3.89)                                     (3.88)
                                                          ---------------                            --------------
Total from investment operations                                   (3.97)                                     (3.96)
                                                          ---------------                            --------------
Less Distributions
Dividends from net investment income                                   -                                          -
Distributions from realized gains on investments                       -                                          -
                                                          ---------------                            --------------
Total Distributions                                                    -                                          -
                                                          ---------------                            --------------
Net asset value at end of period                                  $ 6.03                                     $ 6.04
                                                          ===============                            ==============
Total Return (%) *                                                (39.70)++                                  (39.60)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                     2.42 +                                     2.28 +
Ratio of net investment income (loss)
    to average net assets (%)                                      (1.28)+                                    (1.15)+
Portfolio turnover rate (%)                                          122 ++                                     122 ++
Net assets at end of period (000 omitted)                        $15,602                                     $4,940

(A) Commenced operations February 25, 2000.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

     Sentinel Small Company Fund seeks maximum long-term growth of capital through primary investments in a diversified portfolio of common stocks issued by small and medium-sized companies.

Our investment discipline of buying superior companies at reasonable valuations was especially rewarding this year.

                          Sentinel Small Company Fund

The Sentinel Small Company Fund achieved strong results for the 12-month period ending November 30, 2000, with a total return of 39.48%. The Fund's performance compared quite favorably to the -0.52% return of the Russell 2000 Index, and placed the Fund in the second percentile of the 233 funds in the Morningstar Small-Cap Blend category and the 192-fund Lipper Small Cap Core category for the 12-month period. For the three-year period ending November 30, 2000, the Sentinel Small Company Fund achieved an annualized total return of 17.52%. This also compared favorably to the annualized average return of 2.58% for the Russell 2000 Index and placed the Fund in the 7th percentile of the Morningstar Small-Cap Blend category of 180 funds and in the 8th percentile of the 127-fund Lipper Small-Cap Core category over the same three-year period. For the five-year period ending November 30, 2000, the Sentinel Small Company Fund achieved an annualized total return of 19.47%. This compared favorably to the Russell 2000 Index return of 9.14%, and placed the fund in the 7th percentile of the 104 funds in the Morningstar Small-Cap Blend category and in the 6th percentile of the 72 funds in the Lipper Small-Cap Core category over the same five-year period.

Our investment discipline of buying superior companies at a reasonable valuation, usually at a discount to our estimate of their private market or strategic value, was especially rewarding this fiscal year. While many of last year's "dot com" winners approached extinction, investors embraced the types of stocks we like to own - small-cap companies with attractive growth potential, healthy profit margins and strong operating cash flows. While our reluctance to embrace hot fads or dramatically focus on hot industries or sectors has at times caused us to lag some of the more aggressive funds for short periods, we are convinced that our approach can be a winning one for long-term shareholders. Unlike an investment approach that emphasizes large sector bets or momentum strategies, our approach is designed to produce highly competitive long-term returns as well as less volatility for the Fund's annual returns and net asset value. Our approach also is designed to improve the odds that our relative success over the past three and five-year periods may be sustainable in the future.

--------------------------------------
Average Annual Total Return -
Class A Shares Through 11/30/00


                w/sales      w/o sales
Period          charge+        charge

1 Year           32.51%        39.48%
--------------------------------------
3 Years          15.53%        17.52%
--------------------------------------
5 Years          18.26%        19.47%
--------------------------------------
Since
Inception*       14.21%        14.97%
--------------------------------------
*3/1/93

+ Sales charge applicable to year of initial investment.
================================================================================

Sentinel Small Company Fund Performance - Class A Shares
3/1/93 inception through 11/30/00

                                    [GRAPH]

          Sentinel Small     Morningstar Small     Russell 2000 Index*
           Company Fund         Cap Blend

              10,000              10,000                 10,000
              10,056              11,000                 11,384
              10,259              11,135                 11,257
              11,505              14,165                 14,482
              14,036              16,698                 16,874
              17,257              21,703                 20,782
              17,718              19,778                 19,466
              20,080              22,699                 22,548
              28,008              24,909                 22,430

Chart Ending Values & Legend
3/1/93 inception through 11/30/00

Sentinel Small Company Fund   $28,008

Russell 2000 Index*           $22,430

Morningstar Small Cap Blend   $24,909


* An unmanaged stock index of small capitalization companies which includes the reinvestment of all income.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.


+ Sales charge applicable to year of initial investment.

Stock selection - especially in the technology, capital goods and consumer sectors - was the dominant factor in the Fund's strong results this fiscal year. Particular standouts held during the year were Barr Labs, Plexus Corp., Administaff, Acxiom Corp., Methode Electronics, Orthodontic Centers of America, HCC Insurance, Affiliated Computer Services and Waddell & Reed. The Fund's performance also was helped by eight of its holdings that were acquired by other companies, at an average gain of 166% over the Fund's cost basis. These buyouts included Burr Brown, Chirex, Bush Boake Allen, HSB Group and Duff and Phelps Credit Research. The year's takeovers brought the total number of Fund holdings that were acquired by, or merged with, other companies over the past 5 years to 28.

Many of this year's biggest winners are no longer owned by the Fund as we took advantage of what we believed were peak valuations, locking in gains throughout the year. The stock market's extreme volatility this year offered significant opportunities for valuation-conscious investors like ourselves to trim a number of the Fund's core holdings at favorable prices during periods of excessive enthusiasm, and add back shares in the same companies when prices dropped. This large number of valuation-driven opportunities, along with the buyouts, contributed to the Fund's higher than normal turnover this year. Importantly, this attention to valuation and willingness to take profits helped us retain much of this year's early gains despite a very difficult market environment from September through the end of the Fund's fiscal year in November.

Looking ahead to 2001, we will continue to search for attractively valued small companies that generate above average returns, have above average growth prospects, and talented and properly motivated management teams. Generally speaking, we anticipate that these companies will also be solving problems or creating competitive advantages for their customers. Such companies also should enjoy the increasingly rare ability to preserve pricing power. Of course, we will remain vigilant for important trends and themes that are likely to create meaningful business opportunities and successful small-cap companies.

In closing, we believe strongly that many small company stocks continue to present compelling relative value and outstanding risk/reward profiles. Although the valuation gap between large and small-cap stocks may have narrowed over the past year, many reasonably valued small-cap stocks still provide investors with much better relative growth prospects. While it would be unrealistic to expect a repeat of this year's strong absolute and relative returns in the coming year, we do expect that our investment approach will continue to achieve highly competitive long-term results relative to many other small company funds. We appreciate your continued confidence in our efforts on your behalf.

/s/ Scott T. Brayman

Scott T. Brayman, CFA

Sentinel Small Company Fund
Investment in Securities
at November 30, 2000
-------------------------------------------------------------------
                                         Shares          Value
                                                       (Note 1)
-------------------------------------------------------------------

  Common Stocks 91.2%
  Basic Materials 1.4%
  Engelhard Corp.                       130,000      $ 2,559,375
                                                    ------------
  Capital Goods 14.7%
  AAR Corp.                             150,000        1,556,250
  Actuant Corp.                         120,000          435,000
  Aptargroup, Inc.                      150,000        3,750,000
* APW Ltd.                              140,000        5,407,500
* Black Box Corp.                        40,000        2,235,000
* C-COR.net Corp.                        70,000          761,250
  CTS Corp.                             125,000        4,507,812
  Donaldson Co., Inc.                   140,000        3,482,500
* Gardner Denver, Inc.                   50,000          831,250
  Robbins & Myers, Inc.                  40,000          950,000
  Teleflex, Inc.                         70,000        2,773,750
                                                    ------------
                                                      26,690,312
                                                    ------------
  Communication Services 2.6%
* AVT Corp.                             100,000          509,375
* West TeleServices Corp.               155,800        4,148,175
                                                    ------------
                                                       4,657,550
                                                    ------------
  Consumer Cyclicals 10.9%
* Acxiom Corp.                          100,000        3,600,000
  Casey's General Stores                200,000        2,350,000
* Catalina Marketing Corp.               30,000        1,190,625
  Claire's Stores, Inc.                  50,000          928,125
  Ethan Allen Interiors, Inc.            60,000        1,631,250
  Harman Int'l. Industries              150,000        5,475,000
* Hungry Minds, Inc.                     50,000          350,000
  Meredith Corp.                         40,000        1,227,500
* Ticketmaster Online -
    Citysearch, Inc.                     30,000          333,750
  True North Communications              80,000        2,855,000
                                                    ------------
                                                      19,941,250
                                                    ------------
  Consumer Staples 12.1%
  ABM Industries                         50,000        1,428,125
  Alberto-Culver Co. - Class A           50,000        1,484,375
  Applebee's Int'l., Inc.                50,000        1,650,000
* Jack in the Box, Inc.                 100,000        2,700,000
  McCormick & Co.                        30,000        1,117,500
* Mondavi (Robert) - Class A             30,000        1,486,875
  Ruby Tuesday, Inc.                    100,000        1,518,750
  Sensient Technologies Corp.           130,000        2,925,000
  Smart & Final, Inc.                   100,000          768,750
  Tootsie Roll Industries                30,000        1,192,500
  Unifirst Corp.                        150,000        1,443,750
* Whole Foods Market, Inc.               75,000        4,401,562
                                                    ------------
                                                      22,117,187
                                                    ------------
  Energy 3.3%
  Cabot Oil & Gas Corp. -
    Class A                              50,000          993,750
* Cal Dive Int'l., Inc.                  40,000          785,000
  Carbo Ceramics, Inc.                   50,000        1,300,000
* Oceaneering Int'l., Inc.               60,000          956,250
* TETRA Technologies                    150,000        2,025,000
                                                    ------------
                                                       6,060,000
                                                    ------------
  Financials 12.2%
  American Int'l. Group                  20,890        2,025,024
* BISYS Group, Inc.                      60,000        2,580,000
  Chateau Communities                   125,000        3,437,500
  Cullen/Frost Bankers, Inc.             30,000          967,500
  Enhance Financial
    Service Group                        50,000          665,625
  HCC Insurance
    Holdings, Inc.                      150,000        3,656,250
  Liberty Property Trust                 75,000        1,968,750
  Waddell & Reed Financial -
    Class A                             105,000        3,320,625
  Waddell & Reed Financial -
    Class B                              45,000        1,383,750
  Wilmington Trust Corp.                 40,000        2,235,000
                                                    ------------
                                                      22,240,024
                                                    ------------
  Health Care 13.5%
  Alpharma, Inc.                         85,000        2,900,625
  Cambrex Corp.                         120,000        4,365,000
* Cell Therapeutics, Inc.                30,000        1,282,500
* Colorado MEDtech, Inc.                150,000          750,000
* Covance, Inc.                         100,000        1,056,250
  Diagnostic Products Corp.              10,000          450,000
* Diversa Corp.                          10,000          193,750
* Healthcare Services Group             100,000          506,250
  Invacare Corp.                         50,000        1,375,000
  Mentor Corp.                           40,000          727,500
  Minntech Corp.                         90,000          585,000
  Omnicare, Inc.                        100,000        1,637,500
* Orthodontic Centers
    of America                          150,000        4,556,250
* Regeneron Pharmaceuticals,
    Inc.                                 30,000          731,250
* Staar Surgical Co.                     80,000        1,110,000
* Watson Pharmaceuticals                 50,000        2,300,000
                                                    ------------
                                                      24,526,875
                                                    ------------
  Technology 17.3%
* Actel Corp.                            75,000        1,701,563
* Aeroflex, Inc.                         40,000          832,500
* Affiliated Computer
    Services, Inc.                      100,000        5,625,000
* Alpha Industries, Inc.                 60,000        1,833,750
* American Management
    Systems, Inc.                       100,000        1,850,000
* ATMI, Inc.                             80,000        1,240,000
* Cable Design Technologies             129,900        1,948,500
* CACI Int'l., Inc. - Class A            60,000        1,327,500
* C-Cube Microsystems, Inc.              30,000          453,750
* Ciber, Inc.                           150,000          843,750
* Commtouch Software Ltd.               100,000          756,250
  Dallas Semiconductor Corp.            130,000        3,843,125
* FileNet Corp.                          75,000        1,964,063
* Kronos, Inc.                           80,000        2,760,000
  National Data Corp.                    50,000        1,637,500
* Tekelec                                30,000          930,000
* Wind River Systems                     50,000        2,000,000
                                                    ------------
                                                      31,547,251
                                                    ------------
 Transportation 3.2%
* EGL, Inc.                              50,000        1,715,625
  Expeditors Int'l. of WA, Inc.          10,000          518,750
* RailAmerica, Inc.                      30,000          180,000
  USFreightways Corp.                   130,000        3,396,250
                                                    ------------
                                                       5,810,625
                                                    ------------
  Total Common Stocks
    (Cost $148,792,870)                              166,150,449
                                                    ------------
-------------------------------------------------------------------
                                   Principal Amount     Value
                                      (M=$1,000)       (Note 1)
-------------------------------------------------------------------
  Corporate Short-Term Notes 10.9%
  Assoc. Corp. of NA
    6.48%, 12/01/00                       4,000M       4,000,000
  Baltimore Gas & Electric
    6.48%, 12/06/00                       3,000M       2,997,296
  Ford Motor Credit Corp.
    6.51%, 12/13/00                       4,000M       3,991,320
  Ford Motor Credit Corp.
    6.50%, 12/19/00                       3,000M       2,990,250
  G.E. Capital Corp.
    6.50%, 12/08/00                       1,400M       1,398,231
  New York Times
    6.50%, 12/04/00                       4,500M       4,497,562
                                                    ------------
  Total Corporate Short-Term Notes
    (Cost $19,874,659)                                19,874,659
                                                    ------------
  Total Investments
    (Cost $168,667,529)**                            186,025,108

  Excess of Liabilities
    Over Other Assets (2.1%)                          (3,807,938)
                                                    ------------
  Net Assets                                        $182,217,170
                                                    ============
-------------------------------------------------------------------
** Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November
   30, 2000 net unrealized appreciation for federal income tax purposes aggregated $17,357,579 of which $34,725,414 related to appreciated securities and $17,367,835 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel Small Company Fund
Statement of Assets and Liabilities
at November 30, 2000
-----------------------------------------------------------------------

Assets
Investments at value (Cost $168,667,529)                 $186,025,108
Cash and cash equivalents                                      41,478
Receivable for securities sold                                  6,732
Receivable for fund shares sold                               170,728
Receivable for dividends and interest                          60,461
                                                         ------------
   Total Assets                                           186,304,507
                                                         ------------
Liabilities
Payable for securities purchased                            2,491,795
Payable for fund shares repurchased                         1,308,368
Accrued expenses                                               51,604
Management fee payable                                         93,276
Distribution fee payable  (Class A Shares)                     88,702
Distribution fee payable  (Class B Shares)                     26,421
Fund service fee payable                                       27,171
                                                         ------------
   Total Liabilities                                        4,087,337
                                                         ------------
Net Assets Applicable to Outstanding Shares              $182,217,170
                                                         ============
Net Asset Value and Offering Price per Share
   Class A Shares
$156,483,997 / 22,275,439 shares outstanding             $       7.02
Sales Charge -- 5.00% of offering price                          0.37
                                                         ------------
Maximum Offering Price                                   $       7.39
                                                         ============
   Class B Shares
$25,733,173 / 3,877,202 shares outstanding               $       6.64
                                                         ============
Net Assets Represent
Capital stock at par value                               $    261,526
Paid-in capital                                           118,314,845
Accumulated undistributed net realized gain
  on investments                                           46,283,220
Unrealized appreciation of investments                     17,357,579
                                                         ------------
Net Assets                                               $182,217,170
                                                         ============

Sentinel Small Company Fund
Statement of Operations
For the Year Ended November 30, 2000
-----------------------------------------------------------------------

Investment Income
Income:
Dividends                                                 $ 1,010,119
Interest                                                      825,096
                                                          -----------
   Total Income                                             1,835,215
                                                          -----------
Expenses:
Management advisory fee                                       927,800
Transfer agent fees                                           366,010
Custodian fees                                                 48,879
Distribution expense (Class A Shares)                         403,636
Distribution expense (Class B Shares)                         198,509
Accounting services                                            46,950
Auditing fees                                                  17,000
Legal fees                                                     10,250
Reports and notices to shareholders                            27,750
Registration and filing fees                                   25,889
Directors' fees and expenses                                   14,479
Other                                                          10,922
                                                          -----------
   Total Expenses                                           2,098,074
   Expense Offset                                             (41,129)
                                                          -----------
   Net Expenses                                             2,056,945
                                                          -----------
Net Investment Loss                                          (221,730)
                                                          -----------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                  46,383,092
Net change in unrealized appreciation                         343,592
                                                          -----------
Net Realized and Unrealized Gain on Investments            46,726,684
                                                          -----------
Net Increase in Net Assets from Operations                $46,504,954
                                                          ===========

                                              See Notes to Financial Statements.

Sentinel Small Company Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                Year             Year
                                                               Ended            Ended
                                                            11/30/00         11/30/99
                                                       -------------    -------------
Increase in Net Assets from Operations
Net investment loss                                    $    (221,730)   $    (298,566)
Net realized gain on sales of investments                 46,383,092       15,708,954
Net change in unrealized appreciation (depreciation)         343,592         (461,717)
                                                       -------------    -------------
Net increase in net assets from operations                46,504,954       14,948,671
                                                       -------------    -------------
Distributions to Shareholders
From net investment income
  Class A Shares                                                   -                -
  Class B Shares                                                   -                -
From realized gain on investments
  Class A Shares                                         (13,534,816)     (11,668,708)
  Class B Shares                                          (1,869,123)      (1,353,508)
                                                       -------------    -------------
Total distributions to shareholders                      (15,403,939)     (13,022,216)
                                                       -------------    -------------
From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                          94,205,767       28,602,876
  Class B Shares                                           8,446,773        3,276,653
Net asset value of shares in reinvestment
    of dividends and distributions
  Class A Shares                                          12,511,194       10,889,296
  Class B Shares                                           1,864,542        1,352,352
                                                       -------------    -------------
                                                         117,028,276       44,121,177
Less: Payments for shares reacquired
  Class A Shares                                         (85,485,770)     (42,938,531)
  Class B Shares                                          (2,630,654)      (2,605,732)
                                                       -------------    -------------
Increase (decrease) in net assets from
  capital share transactions                              28,911,852       (1,423,086)
                                                       -------------    -------------
Total Increase in Net Assets for period                   60,012,867          503,369
Net Assets: Beginning of period                          122,204,303      121,700,934
                                                       -------------    -------------
Net Assets: End of period                              $ 182,217,170    $ 122,204,303
                                                       =============    =============
Undistributed Net Investment Income
  at End of Period                                     $           -    $           -
                                                       =============    =============

See Notes to Financial Statements.

Sentinel Small Company Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------------------------------------------------

                                                     Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
Class A Shares                                     11/30/00 (B)      11/30/99      11/30/98      11/30/97     11/30/96
                                                   ------------    ----------    ----------    ----------   ----------
Net asset value at beginning of period                 $   5.74      $   5.67      $   6.30      $   5.17      $  5.20
                                                   ------------    ----------    ----------    ----------   ----------
Income from Investment Operations
Net investment income (loss)                                  -         (0.01)            -          0.02         0.01
Net realized and unrealized gain on investments            2.00          0.69          0.14          1.16         0.95
                                                   ------------    ----------    ----------    ----------   ----------
Total from investment operations                           2.00          0.68          0.14          1.18         0.96
                                                   ------------    ----------    ----------    ----------   ----------
Less Distributions
Dividends from net investment income                          -             -          0.02          0.01         0.03
Distributions from realized gains on investments           0.72          0.61          0.75          0.04         0.96
                                                   ------------    ----------    ----------    ----------   ----------
Total Distributions                                        0.72          0.61          0.77          0.05         0.99
                                                   ------------    ----------    ----------    ----------   ----------
Net asset value at end of period                       $   7.02      $   5.74      $   5.67      $   6.30      $  5.17
                                                   ============    ==========    ==========    ==========   ==========
Total Return (%) *                                        39.48         13.33          2.67         22.95        21.99

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)            1.25          1.31          1.33          1.36         1.51
Ratio of net investment income (loss)
   to average net assets (%)                              (0.03)        (0.14)        (0.07)         0.38         0.23
Portfolio turnover rate (%)                                  87            43            45            45           60
Net assets at end of period (000 omitted)              $156,484      $107,919      $109,598      $115,532      $99,393

(A) Commenced operations April 1, 1996.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

Sentinel Small Company Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                                                           Eight
                                                     Year Ended      Year Ended      Year Ended     Year Ended      Months Ended
Class B Shares                                     11/30/00 (B)    11/30/99 (B)    11/30/98 (B)   11/30/97 (B)   11/30/96 (A)(B)
                                                   ------------    ------------    ------------   ------------   ---------------
Net asset value at beginning of period                  $  5.51         $  5.51         $  6.18         $ 5.12            $ 4.82
                                                   ------------    ------------    ------------   ------------   ---------------
Income from Investment Operations
Net investment income (loss)                              (0.06)          (0.06)          (0.03)         (0.03)            (0.03)
Net realized and unrealized gain on investments            1.91            0.67            0.11           1.13              0.33
                                                   ------------    ------------    ------------   ------------   ---------------
Total from investment operations                           1.85            0.61            0.08           1.10              0.30
                                                   ------------    ------------    ------------   ------------   ---------------
Less Distributions
Dividends from net investment income                          -               -               -              -                 -
Distributions from realized gains on investments           0.72            0.61            0.75           0.04                 -
                                                   ------------    ------------    ------------   ------------   ---------------
Total Distributions                                        0.72            0.61            0.75           0.04                 -
                                                   ------------    ------------    ------------   ------------   ---------------
Net asset value at end of period                        $  6.64         $  5.51         $  5.51         $ 6.18            $ 5.12
                                                   ============    ============    ============   ============   ===============
Total Return (%) *                                        38.27           12.34            1.65          21.63              6.22++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)            2.12            2.28            2.25           2.36              2.64+
Ratio of net investment income (loss)
   to average net assets (%)                              (0.90)          (1.11)          (1.00)         (0.62)            (0.91)+
Portfolio turnover rate (%)                                  87              43              45             45                60

Net assets at end of period (000 omitted)               $25,733         $14,285         $12,103         $7,656            $1,943

(A) Commenced operations April 1, 1996.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

   Sentinel Mid Cap Growth Fund seeks growth of capital by focusing on common stocks of mid-sized growing companies with experienced and capable managements.

The portfolio performed very well during the first half of the year because of strong stock selection in technology and health care. The portfolio declined in line with the NASDAQ's selloff during November, but still managed to finish the fiscal year with a total return of 13.85%.

                         Sentinel Mid Cap Growth Fund

The Sentinel Mid Cap Growth Fund earned a total return of 13.85% during the fiscal year ended November 30, 2000. Over the same period, the S&P produced a -4.22% return and the S&P 400 Mid Cap Index earned a 15.64% return.

The portfolio performed very well during the first half of the year because of strong stock selection in technology and health care. In the technology sector, the fund was overweighted in technology during the first part of the year and benefited from the outstanding performance of that sector. Semiconductor stocks such as Analog Devices and Broadcom were particular standouts during the early part of the year.

The other major contributor to performance early in the year was the healthcare area, led by the biotech and genomics stocks. Companies such as Human Genome Sciences and Incyte Pharmaceuticals were strong contributors to performance. These companies benefited from the completion of the Human Genome Project and the increased interest that the project generated for the genomics stocks.

In March, we reduced our holdings in the technology sector. That decision helped the Fund perform well during the sharp selloff that occurred in NASDAQ stocks from March through May. In May, we decided to begin rebuilding our positions in technology and biotech stocks. The portfolio performed positively as the NASDAQ rebounded from May through September.

The months of August and September were very strong for the portfolio. In August alone, the portfolio was up almost 20%. Performance was led by computer networking stocks such as Juniper Networks and Extreme Networks. Genomics stocks, such as Millenium Pharmaceuticals, also performed well, as did semiconductor stocks, such as Micron Technology and Intel.

In the last month of the fiscal year, a number of negative events came together to cause a sharp selloff in the market. An unexpected slowdown in the economy caused a number of companies to report earnings disappointments. The long, drawn out election process brought more uncertainty. Finally, the Federal Reserve's reluctance to ease monetary conditions helped to cause a contraction in earnings multiples for leading growth stocks. The portfolio declined in line with the NASDAQ's selloff during the month, but still managed to finish the fiscal year with a total return of 13.85%.

--------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/00

                 w/sales     w/o sales
Period           charge+      charge

1 Year            8.16%       13.85%
--------------------------------------------
5 Years          18.99%       20.21%
--------------------------------------------
10 Years         14.49%       15.07%
--------------------------------------------

+ Sales charge applicable to year of initial investment.

================================================================================
Sentinel Mid Cap Growth Fund Performance - Class A Shares
Ten Years Ended 11/30/00

                                    [GRAPH]

          Sentinel Mid Cap     Morningstar Mid     Standard & Poor's
            Growth Fund          Cap Growth        500 Stock Index*

               10,000              10,000               10,000
               10,943              14,043               12,032
               13,183              16,714               14,249
               13,009              19,089               15,685
               12,340              19,261               15,853
               15,409              24,297               21,706
               18,891              26,180               27,756
               24,041              31,088               35,675
               26,045              31,844               44,119
               33,976              50,470               53,342
               38,683              52,073               51,091


Chart Ending Values & Legend
Ten years ended 11/30/00

Sentinel Mid Cap Growth Fund         $38,683

Standard & Poor's 500 Stock Index*   $51,091

Morningstar Mid Cap Growth           $52,073

* An unmanaged index of stocks reflecting average prices in the stock market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

Throughout this period of volatility, our strategy has remained constant. We continue to emphasize market dominant companies in growth industries. These companies usually possess proprietary technology, dominant brand names, and outstanding management.

We appreciate your continued support and look forward to helping you achieve your goal of long-term capital appreciation.

/s/ Robert L. Lee

Robert L. Lee, CFA

Sentinel Mid Cap Growth Fund
Investment in Securities
at November 30, 2000
--------------------------------------------------------------------
                                          Shares           Value
                                                          (Note 1)
--------------------------------------------------------------------

  Common Stocks 93.9%
  Capital Goods 2.0%
* Plexus Corp.                           126,000       $  5,103,000
                                                       ------------
  Communications Services 3.8%
* Corvis Corporation                      10,000            288,125
* Research in Motion Ltd.                100,000          6,500,000
* Speechworks International               15,550            482,050
* West TeleService Corporation             2,200             58,575
* WinStar Communications, Inc.            48,700            712,238
* XO Communications, Inc.-
    Class A                              100,000          1,487,500
                                                       ------------
                                                          9,528,488
                                                       ------------
  Consumer Cyclicals 6.0%
* Administaff, Inc.                      200,000          6,812,000
* Bed Bath & Beyond, Inc.                130,000          2,705,625
* Coach, Inc.                              1,500             33,187

* Doubleclick, Inc.                      146,700          2,081,306
  Ethan Allen Interiors, Inc.             50,000          1,359,375
  Scientific Atlanta                      50,000          2,018,750
                                                       ------------
                                                         15,010,243
                                                       ------------
  Consumer Staples  1.6%
* Outback Steakhouse, Inc.                20,000            543,750
* Starbucks Corporation                   75,000          3,417,188
                                                       ------------
                                                          3,960,938
                                                       ------------
  Energy 4.1%
  Burlington Resources                    35,000          1,428,437
* Cal Dive International, Inc.           144,000          2,826,000
  EOG Resources, Inc.                     30,000          1,273,125
* Global Marine, Inc.                     50,000          1,096,875
* Ocean Energy, Inc.                     120,000          1,560,000
  Santa Fe International Corp.            51,600          1,273,875
* Smith International, Inc.               14,700            853,519
                                                       ------------
                                                         10,311,831
                                                       ------------
  Financials 6.5%
  American Int'l. Group                   76,327          7,398,975
  Bank of New York Co.                    55,000          3,035,313
  Marsh & McLennan Co.                    24,400          2,809,050
  Waddell & Reed Fin'l. -
    Class B                              100,000          3,075,000
                                                       ------------
                                                         16,318,338
                                                       ------------
  Health Care 24.6%
* Barr Laboratories, Inc.                 97,500          5,880,468
  Cambrex Corporation                     70,000          2,546,250
* Cell Therapeutics, Inc.                 50,000          2,137,500
* Chiron Corp.                            70,000          2,861,250
* CuraGen Corporation                     30,000          1,018,125
* Elan Corp. plc (ADR)                    65,000          3,505,938
* Forest Labs, Inc. - Class A             50,000          6,775,000
* Genzyme Corp. - Gen. Div.               90,000          7,903,125
* Human Genome
    Sciences, Inc.                       100,000          6,218,750
* Illumina, Inc.                           3,000             54,937
* Incyte Pharmaceuticals, Inc.            71,000          1,881,500
* Medicis Pharmaceutical -
    Class A                               50,000          3,175,000
* Millennium Pharmaceuticals             105,000          5,099,063
* Myriad Genetics, Inc.                  100,000          7,012,500
* Orthodontic Centers
    of America                            30,000            911,250
* Watson Pharmaceuticals, Inc.           100,000          4,600,000
                                                       ------------
                                                         61,580,656
                                                       ------------
  Technology 42.1%
* Aeroflex, Inc.                          20,000            416,250
* Alpha Industries, Inc.                  76,400          2,334,975
* Analog Devices, Inc.                    84,000          4,168,500
* Applied Materials, Inc.                 59,800          2,418,162
* Ariba, Inc.                             54,000          3,361,500
* Broadcom Corporation -
    Class A                               25,200          2,457,000
* Brocade Communications Sys.             21,300          3,577,069
* Cable Design Technologies               89,350          1,340,250
* C-Cube Microsystems, Inc.              131,100          1,982,887
* Cisco Systems, Inc.                     73,100          3,499,663
* Convergys Corp.                        110,000          4,626,875
* Cree, Inc.                              39,100          2,194,488
  Dallas Semiconductor Corp.             115,000          3,399,687
* EMC Corporation                         79,200          5,890,500
* Extreme Networks, Inc.                  84,400          4,336,050
* Inktomi Corp.                           35,600            927,825
  Intel Corporation                       67,800          2,580,638
* JDS Uniphase Corp.                      40,000          2,002,500
* Juniper Networks, Inc.                  36,000          4,495,500
  KLA - Tencor Corp.                      32,100            882,750
  Linear Technology                      105,900          5,010,394
* Marvell Technology
    Group Ltd.                            20,000            572,500
* Micrel, Inc.                           119,200          3,427,000
  Micron Technology                       53,800          1,694,700
  Nortel Networks Corp.                   87,500          3,303,125
* Novellus Systems, Inc.                 103,400          2,681,937
* Oracle Corporation                     137,400          3,641,100
* Siebel Systems, Inc.                    77,000          5,380,375
* Silicon Storage
    Technology, Inc.                     194,100          2,329,200
* Sonus Networks, Inc.                   124,000          3,014,750
* Sun Microsystems                        44,500          3,384,781
* Tekelec                                 87,600          2,715,600
  Verisign, Inc.                          10,000            866,875
* Veritas Software Corp.                  25,000          2,439,063
* Vitesse Semiconductor
    Corporation                           59,000          2,544,375

* Wind River Systems                     140,000          5,600,000
                                                       ------------
                                                        105,498,844
                                                       ------------
  Transportation 2.7%
  C.H. Robinson
    Worldwide, Inc.                       83,000          4,699,875
* EGL, Inc.                               60,000          2,058,750
                                                       ------------
                                                          6,758,625
                                                       ------------
  Utilities 0.5%
* NRG Energy, Inc.                        50,000          1,281,250
                                                       ------------
  Total Common Stocks
    (Cost $228,200,988)                                 235,352,213
                                                       ------------
--------------------------------------------------------------------
                                     Principal Amount       Value
                                        (M=$1,000)         (Note 1)
--------------------------------------------------------------------

  Corporate Short-Term Notes 7.6%
  American General Fin. Corp.
    6.53%, 12/05/2000                      5,618M      $  5,613,924
  DaimlerChrysler NA
    6.49%, 12/08/2000                      4,400M         4,394,447
  Ford Motor Credit
    6.15%, 12/11/2000                      9,000M         8,983,725
                                                       ------------
  Total Corporate Short-Term Notes
    (Cost $18,992,096)                                   18,992,096
                                                       ------------
  Total Investments
    (Cost $247,193,084)**                               254,344,309

  Excess of Liabilities
    Over Other Assets (1.5%)                             (3,858,089)
                                                       ------------
  Net Assets                                           $250,486,220
                                                       ============

--------------------------------------------------------------------------------

** Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November
   30, 2000 net unrealized appreciation for federal income tax purposes aggregated $7,151,225 of which $43,760,025 related to appreciated securities and $36,608,800 related to depreciated securities.
   (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.

Sentinel Mid Cap Growth Fund
Statement of Assets and Liabilities
at November 30, 2000
------------------------------------------------------------------------

Assets

Investments at value (Cost $247,193,084)                  $254,344,309
Cash and cash equivalents                                    1,432,927
Receivable for securities sold                               2,106,420
Receivable for fund shares sold                                491,516
Receivable for dividends                                        10,258
                                                          ------------
   Total Assets                                            258,385,430
                                                          ------------
Liabilities
Payable for securities purchased                             7,370,960
Payable for fund shares repurchased                             74,078
Accrued expenses                                                59,692
Management fee payable                                         146,823
Distribution fee payable (Class A Shares)                      160,626
Distribution fee payable (Class B Shares)                       46,726
Distribution fee payable (Class C Shares)                        1,686
Fund service fee payable                                        38,619
                                                          ------------
   Total Liabilities                                         7,899,210
                                                          ------------
Net Assets Applicable to Outstanding Shares               $250,486,220
                                                          ============
   Class A Shares
$206,488,421 / 10,883,209 shares outstanding              $      18.97
Sales Charge -- 5.00% of offering price                           1.00
                                                          ------------
Maximum Offering Price                                    $      19.97
                                                          ============
   Class B Shares
$42,309,640 / 2,301,079 shares outstanding                $      18.39
                                                          ============
   Class C Shares
$1,688,159 / 89,514 shares outstanding                    $      18.86
                                                          ============

Net Assets Represent
Capital stock at par value                                $    132,738
Paid-in capital                                            216,079,954
Accumulated distributions in excess of
  net investment income                                        (18,356)
Accumulated undistributed net realized gain
   on investments                                           27,140,659
Unrealized appreciation of investments                       7,151,225
                                                          ------------
Net Assets                                                $250,486,220
                                                          ============

Sentinel Mid Cap Growth Fund
Statement of Operations
For the Year Ended November 30, 2000
------------------------------------------------------------------------

Investment Income
Income:
Dividends                                                 $    535,334
Interest                                                       261,113
                                                          ------------
   Total Income                                                796,447
                                                          ------------
Expenses:
Management advisory fee                                      1,660,528
Transfer agent fees                                            422,190
Custodian fees                                                  61,286
Distribution expense (Class A Shares)                          713,201
Distribution expense (Class B Shares)                          380,128
Distribution expense (Class C Shares)*                           7,144
Accounting services                                             85,795
Auditing fees                                                   25,075
Legal fees                                                      14,225
Reports and notices to shareholders                             32,050
Registration and filing fees                                    38,823
Directors' fees and expenses                                    26,545
Other                                                           15,528
                                                          ------------
   Total Expenses                                            3,482,518
   Expense Offset                                              (49,486)
                                                          ------------
   Net Expenses                                              3,433,032
                                                          ------------
Net Investment Loss                                         (2,636,585)
                                                          ------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sales of investments                   29,780,518
Net change in unrealized appreciation (depreciation)       (22,452,947)
                                                          ------------
Net Realized and Unrealized Gain on Investments              7,327,571
                                                          ------------
Net Increase in Net Assets from Operations                $  4,690,986
                                                          ============

* For the period from March 30, 2000 (commencement of operations) through November 30, 2000.

See Notes to Financial Statements.

Sentinel Mid Cap Growth Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------------
                                                                  Year            Year
                                                                 Ended           Ended
                                                              11/30/00        11/30/99
                                                         -------------    ------------
Increase in Net Assets from Operations
Net investment loss                                      $  (2,636,585)   $   (616,481)
Net realized gain on sales of investments                   29,780,518      11,126,651
Net change in unrealized appreciation (depreciation)       (22,452,947)     21,994,916
                                                         -------------    ------------
Net increase in net assets from operations                   4,690,986      32,505,086
                                                         -------------    ------------

Distributions to Shareholders
From net investment income
  Class A Shares                                                     -               -
  Class B Shares                                                     -               -
  Class C Shares*                                                    -               -
From net realized gain on investments
  Class A Shares                                            (9,425,171)     (7,360,527)
  Class B Shares                                            (1,024,929)       (288,532)
  Class C Shares*                                                    -               -
                                                         -------------    ------------
Total distributions to shareholders                        (10,450,100)     (7,649,059)
                                                         -------------    ------------

From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                           212,883,352      53,398,987
  Class B Shares                                            36,227,307      10,177,807
  Class C Shares*                                            2,289,414               -
Net asset value of shares in reinvestment
    of dividends and distributions
  Class A Shares                                             8,739,915       6,662,042
  Class B Shares                                             1,022,706         288,437
  Class C Shares*                                                    -               -
                                                         -------------    ------------
                                                           261,162,694      70,527,273
Less: Payments for shares reacquired
  Class A Shares                                          (155,605,315)    (40,685,086)
  Class B Shares                                            (4,657,729)       (910,887)
  Class C Shares*                                             (177,697)              -
                                                         -------------    ------------
Increase in net assets from capital share transactions     100,721,953      28,931,300
                                                         -------------    ------------
Total Increase in Net Assets for period                     94,962,839      53,787,327
Net Assets: Beginning of period                            155,523,381     101,736,054
                                                         -------------    ------------
Net Assets: End of period                                $ 250,486,220    $155,523,381
                                                         =============    ============
Distributions in Excess of Net Investment Income
   at End of Period                                      $     (18,356)   $    (21,629)
                                                         =============    ============

* For the period from March 30, 2000 (commencement of operations) through November 30, 2000.

See Notes to Financial Statements.

Sentinel Mid Cap Growth Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

---------------------------------------------------------------------------------------------------------------------------------

                                                       Year Ended      Year Ended     Year Ended     Year Ended     Year Ended
Class A Shares                                       11/30/00 (B)        11/30/99       11/30/98       11/30/97       11/30/96
                                                     ------------      ----------     ----------     ----------     ----------
Net asset value at beginning of period                   $  17.80        $  14.65        $ 18.73        $ 17.57        $ 16.93
                                                     ------------      ----------     ----------     ----------     ----------
Income (Loss) from Investment Operations
Net investment income (loss)                                (0.19)          (0.06)         (0.03)         (0.02)          0.03
Net realized and unrealized gain (loss) on
  investments                                                2.54            4.29           1.08           4.00           3.23
                                                      -----------      ----------     ----------     ----------     ----------
Total from investment operations                             2.35            4.23           1.05           3.98           3.26
                                                     ------------      ----------     ----------     ----------     ----------


Less Distributions
Dividends from net investment income                            -               -              -           0.02           0.07
Distributions from realized gains on investments             1.18            1.08           5.13           2.80           2.55
                                                     ------------      ----------     ----------     ----------     ----------
Total Distributions                                          1.18            1.08           5.13           2.82           2.62
                                                     ------------      ----------     ----------     ----------     ----------
Net asset value at end of period                         $  18.97        $  17.80        $ 14.65        $ 18.73        $ 17.57
                                                     ============      ==========     ==========     ==========     ==========
Total Return (%) *                                          13.85           30.45           8.34          27.26          22.60

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)              1.14            1.22           1.29           1.32           1.43
Ratio of net investment income (loss)
   to average net assets (%)                                (0.83)          (0.41)         (0.23)         (0.15)          0.16
Portfolio turnover rate (%)                                   135             118             97            161             98
Net assets at end of period (000 omitted)                $206,488        $140,633        $97,895        $88,184        $69,816


(A) Commenced operations January 12, 1998.
(B) Per share data calculated utilizing average daily shares outstanding.
(C) Commenced operations March 30, 2000.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.
26

Sentinel Mid Cap Growth Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                   Period from                       Period from
                                                                                      01/12/98                          03/30/00
                                                      Year Ended    Year Ended         through                           through
Class B Shares                                      11/30/00 (B)  11/30/99 (B)  11/30/98 (A)(B)   Class C Shares 11/30/00 (B)(C)
                                                    ------------  ------------  ---------------                   --------------
Net asset value at beginning of period                   $ 17.43       $ 14.52           $13.08                          $ 22.79
                                                    ------------  ------------  ---------------                   --------------
Income (Loss) from Investment Operations
Net investment income (loss)                               (0.39)        (0.23)           (0.17)                           (0.35)
Net realized and unrealized gain (loss)
   on investments                                           2.53          4.22             1.61                            (3.58)
                                                    ------------  ------------  ---------------                   --------------
Total from investment operations                            2.14          3.99             1.44                            (3.93)
                                                    ------------  ------------  ---------------                   --------------

Less Distributions
Dividends from net investment income                           -             -                -                                -
Distributions from realized gains on investments            1.18          1.08                -                                -
                                                    ------------  ------------  ---------------                   --------------
Total Distributions                                         1.18          1.08                -                                -
                                                    ------------  ------------  ---------------                   --------------
Net asset value at end of period                         $ 18.39       $ 17.43           $14.52                          $ 18.86
                                                    ============  ============  ===============                   ==============
Total Return (%) *                                         12.88         28.97            11.01++                         (17.24)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)             2.00          2.29             2.29+                            2.11+
Ratio of net investment income (loss)
   to average net assets (%)                               (1.71)        (1.53)           (1.24)+                          (1.87)+
Portfolio turnover rate (%)                                  135           118               97                              135
Net assets at end of period (000 omitted)                $42,310       $14,891           $3,841                          $ 1,688

(A) Commenced operations January 12, 1998.
(B) Per share data calculated utilizing average daily shares outstanding.
(C) Commenced operations March 30, 2000.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

        Sentinel World Fund seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-U.S. companies.


Looking to 2001, we believe that foreign markets are reasonably well positioned relative to domestic equities.

                              Sentinel World Fund

During the fiscal year ending November 30, 2000 the Sentinel World Fund delivered a total return of -3.85%, which compared favorably with the -9.67% decline in the MSCI Europe, Australia, and Far East Index and the -8.55% fall for the average foreign stock fund in the Morningstar universe. The Fund's focus on well-valued, high-quality companies was the main contributor to its good relative performance during the year.

Positive contributors to performance included Fund holdings in the consumer staples, pharmaceutical, energy, and financial sectors of the market. Given the dramatic shift in investor sentiment away from technology stocks this year, longstanding core holdings such as Unilever, AstraZeneca, TotalFina, and HSBC Holdings all performed quite strongly on a relative basis. Although a number of company-specific and macroeconomic factors were important, there is no doubt that risk avoidance was a strong feature of the year 2000, as was increasing investor preference for stability and predictability of corporate earnings.

Looking to 2001, we believe that foreign markets are reasonably well positioned relative to domestic equities. With the U.S. economy in the midst of a slowdown, we expect Europe's economic growth next year to exceed U.S. GDP growth for the first time in a number of years. This shift is perhaps most obvious in the currency markets, where the Euro has made an impressive turnaround versus the dollar in recent months. Relative value also seems to favor overseas companies presently, with the strong performance of U.S. equities over the past five years making domestic stocks generally more expensive than their foreign counterparts. The two primary risks for foreign investors relate to the threat to earnings growth in a slowing global economic environment, and to the still-high valuations in certain segments of the market. Offsetting these risks to a major extent, however, is the prospect for falling interest rates worldwide, especially given the recent correction in oil prices.


--------------------------------------
Average Annual Total Return - Class A
Shares Through 11/30/00

                w/sales    w/o sales
Period          charge+     charge

1 Year          -8.66%      -3.85%
--------------------------------------
3 Years          5.97%       7.80%
--------------------------------------
5 Years          9.11%      10.24%
--------------------------------------
Since
Inception*      11.26%      12.00%
--------------------------------------

* 3/1/93
+ Sales charge applicable to year of initial investment.
================================================================================
Sentinel World Fund Performance - Class A Shares
3/1/93 inception through 11/30/00


                                    [GRAPH]

                                                Morgan Stanley's Capital
        Sentinel      Morninstar Foreign     International "EAFE" (Europe,
       World Fund       Stock Average         Australia, Far East) Index*

         10,000            10,000                       10,000
         11,786            12,112                       12,002
         12,746            13,286                       13,784
         14,050            14,915                       14,827
         16,226            16,426                       16,570
         18,258            17,541                       16,504
         20,145            19,066                       19,219
         23,789            25,197                       23,275
         22,872            23,043                       21,024

Chart Ending Values & Legend
3/1/93 inception through 11/30/00

Sentinel World Fund                               $22,872

Morgan Stanley's Capital International "EAFE"
 (Europe, Australia, Far East) Index*             $21,024

Morningstar Foreign Stock Average                 $23,043


* An unmanaged index of 926 companies representing the stock markets of Europe, Australia, New Zealand and the Far East.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

In managing the Fund, we remain firmly committed to the value style of investing and will continue to invest exclusively in well-researched companies that are attractively valued relative to their profitability trends, asset base, and current earnings environment. At the same time, we will seek to deliver a high degree of consistency in returns by ensuring that the Fund is thoroughly diversified across all major sectors and regions of the world.

/s/ Erik B. Granade

Erik B. Granade, CFA
                                                                              29

Sentinel World Fund
Investment in Securities
at November 30, 2000
---------------------------------------------------------------
                                       Shares         Value
                                                     (Note 1)
---------------------------------------------------------------

  Common Stocks 98.8%
  Australia 4.4%
  National Australia                  250,000      $  3,930,430
  Rio Tinto Limited                   100,000         1,385,666
                                                   ------------
                                                      5,316,096
                                                   ------------
  Brazil 1.0%
* Petroleo Brasileiro S.A. (ADR)       49,900         1,284,925
                                                   ------------
  France 8.2%
  Alcatel Alsthom (ADR)                28,000         1,414,000
  Michelin                             45,000         1,294,697
  Societe Generale                     48,400         2,616,248
  Total Fina (ADR)                     43,000         3,036,875
* Vivendi                              25,000         1,547,534
                                                   ------------
                                                      9,909,354
                                                   ------------
  Germany 5.9%
  BASF A.G                             45,000         1,720,378
  Bayer A.G. Ord                       55,000         2,435,949
  Deutsche Bank                        30,000         2,204,909
  SAP A.G. (ADR)                       25,000           831,250
                                                   ------------
                                                      7,192,486
                                                   ------------
  Hong Kong 5.6%
  Cheung Kong                         125,000         1,406,286
  China Mobile                        300,000         1,638,504
  HSBC Holdings                       280,000         3,751,378
                                                   ------------
                                                      6,796,168
                                                   ------------
  Italy 4.6%
  E.N.I. SpA (ADR)                     25,000         1,526,562
  San Paolo IMI SpA (ADR)              54,500         1,709,938
  Telecom Italia (ADR)                 20,000         2,313,750
                                                   ------------
                                                      5,550,250
                                                   ------------
  Japan 21.9%
  Bank of Tokyo                       200,000         2,165,876
  Canon                                70,000         2,752,542
  Fuji Photo Film                      90,000         3,628,475
  Hitachi Ltd.                        175,000         1,672,090
  Ito-Yokado Co. Ltd.                  48,000         2,408,136
  Kyocera Corp.                        10,200         1,336,949
  Nintendo Co.                         14,000         2,099,525
  Nippon Express                      220,000         1,380,158
  Nippon Telegraph &
    Telephone                             265         2,287,684
  Shin-Etsu Chem                       50,000         2,241,808
  Sony Corp.                           26,000         1,964,836
  Takefuji Corp.                       20,000         1,189,604
  Toyota Motor                         40,000         1,428,249
                                                   ------------
                                                     26,555,932
                                                   ------------
  Mexico 1.4%
  Telefonos de Mexico (ADR)            35,966         1,685,906
                                                   ------------
  Netherlands 10.7%
  ABN Amro Bank                       104,000         2,185,205
  ING Groep N.V                        43,976         3,173,825
  Koninklijke Philips
    Electronics N.V. (ADR)             80,000         2,625,000
  Unilever N.V. (ADR)                  79,999         4,964,938
                                                   ------------
                                                     12,948,968
                                                   ------------
  Portugal 1.3%
  Portugal Telecom (ADR)              195,000         1,584,375
                                                   ------------
  South Korea 1.8%
  Korea Telecom Corp.
    SA (ADR)                           35,000           953,750
  Samsung Electronics                   9,300         1,239,490
                                                   ------------
                                                      2,193,240
                                                   ------------
  Spain 5.1%
  Banco Popular                        60,000         1,987,818
  Endesa (ADR)                        103,000         1,648,000
  Repsol (ADR)                        160,000         2,620,000
                                                   ------------
                                                      6,255,818
                                                   ------------
  Sweden 1.9%
  Astrazeneca                          45,000         2,295,139
                                                   ------------
  Switzerland 7.5%
  Nestle A.G. Registered                1,200         2,615,482
  Novartis A.G. Registered              1,948         3,171,398
* Syngenta A.G                          3,068           138,373
  Zurich Financial Services A.G         6,000         3,246,806
                                                   ------------
                                                      9,172,059
                                                   ------------
  United Kingdom 17.5%
  British Airways plc (ADR)            25,000         1,407,813
  British Telecom plc (ADR)            25,000         2,153,125
  Corus Group plc (ADR)               100,000           781,250
  Diageo plc                          250,000         2,612,595
  Glaxo Wellcome plc (ADR)             36,000         2,063,250
  Marks & Spencer plc                 500,000         1,391,840
  Peninsular & Orient
    Steam Navigation                  160,000           727,677
  P & O Princess Cruises plc          160,000           582,826
  Royal Bank of Scotland              124,979         2,574,738
  Royal Bank of Scotland -
    value share                       124,979           146,110
  Scottish Power                      200,000         1,495,559
  Shell Transport &
    Trading (ADR)                      70,000         3,329,375
  Smithkline Beecham
    plc (ADR)                          30,000         1,942,500
                                                   ------------
                                                     21,208,658
                                                   ------------
  Total Common Stocks
    (Cost $111,580,437)**                           119,949,374
                                                   ------------
  Excess of Other Assets
    Over Liabilities 1.2%                             1,458,649
                                                   ------------
  Net Assets                                       $121,408,023
                                                   ============

---------------------------------------------------------------
                  Summary of Foreign Securities
                   by Industry Classification

                                      Percent of       Value
  Industry                            Net Assets      (Note 1)

  Airlines                                1.2%     $  1,407,813
  Automobiles, Auto Parts                 2.2%        2,722,946
  Banks                                  17.4%       21,067,741
  Chemicals                               4.0%        4,816,130
  Computers                               0.7%          831,250
  Consumer Products                       6.2%        7,577,533
  Cruise Lines                            0.5%          582,826
  Electrical Components                   2.1%        2,576,439
  Electrical Equipment                    3.5%        4,297,090
  Entertainment                           1.7%        2,099,525
  Financial                               2.8%        3,394,513
  Financial Services                      2.6%        3,173,825
  Foods, Grocery                          2.0%        2,408,136
  Gold, Precious Metals                   1.1%        1,385,666
  Healthcare - Drug/Pharmacy              6.1%        7,409,037
  Household Furniture
    & Appliance                           1.6%        1,964,836
  Industrial - Diversified                1.3%        1,547,534
  Insurance                               2.7%        3,246,806
  Manufacturing & Process                 1.4%        1,720,378
  Office Equipment & Supply               2.3%        2,752,542
  Oil                                     9.7%       11,797,737
  Pharmaceuticals                         1.7%        2,063,250
  Photography                             3.0%        3,628,475
  Real Estate Operations/
    Development                           1.2%        1,406,286
  Retail                                  3.3%        4,007,322
  Steel                                   0.6%          781,250
  Telecommunications                     11.6%       14,031,094
  Transportation                          1.7%        2,107,835
  Utilities - Electric                    2.6%        3,143,559
                                       -------     ------------
                                         98.8%     $119,949,374
                                       =======     ============

---------------------------------------------------------------
** Non-income producing.
** Also cost for federal income tax purposes.
   At November 30, 2000 net unrealized appreciation for federal income tax purposes aggregated $8,368,937 of which $24,297,661 related to appreciated securities and $15,928,724 related to depreciated securities.

   (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.
30

Sentinel World Fund
Statement of Assets and Liabilities
at November 30, 2000
--------------------------------------------------------------------------------

Assets
Investments at value (Cost $111,580,437)                  $ 119,949,374
Cash and cash equivalents                                     1,026,561
Foreign currency (Cost $201,780)                                202,605
Receivable for fund shares sold                                  69,777
Receivable for dividends and interest                           397,320
                                                          -------------
   Total Assets                                             121,645,637
                                                          -------------
Liabilities
Payable for fund shares repurchased                              32,152
Accrued expenses                                                 51,503
Management fee payable                                           62,949
Distribution fee payable (Class A Shares)                        50,116
Distribution fee payable (Class B Shares)                        18,799
Distribution fee payable (Class C Shares)                         2,987
Fund service fee payable                                         19,108
                                                          -------------
   Total Liabilities                                            237,614
                                                          -------------
Net Assets Applicable to Outstanding Shares               $ 121,408,023
                                                          =============
Net Asset Value and Offering Price per Share

   Class A Shares
$96,354,218 / 5,168,018 shares outstanding                $       18.64
Sales Charge -- 5.00% of offering price                            0.98
                                                          -------------
Maximum Offering Price                                    $       19.62
                                                          =============
   Class B Shares
$22,973,913 / 1,255,142 shares outstanding                $       18.30
                                                          =============
   Class C Shares
$2,079,892 / 112,632 shares outstanding                   $       18.47
                                                          =============
Net Assets Represent
Capital stock at par value                                $      65,358
Paid-in capital                                              90,485,073
Accumulated undistributed net investment income                 930,466
Accumulated undistributed net realized gain
   on investments and foreign exchange                       21,570,518
Unrealized appreciation of investments
   and foreign exchange                                       8,356,608
                                                          -------------
Net Assets                                                $ 121,408,023
                                                          =============

Sentinel World Fund
Statement of Operations
For the Year Ended November 30, 2000
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends                                                 $   2,989,061 *
Interest                                                        227,700
                                                          -------------
   Total Income                                               3,216,761
                                                          -------------
Expenses:

Management advisory fee                                         848,620
Transfer agent fees                                             249,345
Custodian fees                                                  131,950
Interest Expense                                                 36,367
Distribution expense (Class A Shares)                           339,998
Distribution expense (Class B Shares)                           249,963
Distribution expense (Class C Shares)                            27,634
Accounting services                                              28,250
Auditing fees                                                    12,250
Legal fees                                                        6,250
Reports and notices to shareholders                              19,950
Registration and filing fees                                     32,731
Directors' fees and expenses                                     13,185
Other                                                             9,743
                                                          -------------
   Total Expenses                                             2,006,236
   Expense Offset                                               (26,017)
                                                          -------------
   Net Expenses                                               1,980,219
                                                          -------------
Net Investment Income                                         1,236,542
                                                          -------------

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) from:
Investments                                                  21,570,515
Foreign currency transactions                                  (306,076)
                                                          -------------
Net realized gain                                            21,264,439
                                                          -------------
Net change in unrealized appreciation (depreciation)
   during the period:
Investments                                                 (26,147,676)
Foreign currency transactions                                    (7,621)
                                                          -------------
Net change in unrealized appreciation (depreciation)        (26,155,297)
                                                          -------------

Net Realized and Unrealized Loss on Investments              (4,890,858)
                                                          -------------
Net Decrease in Net Assets from Operations                $  (3,654,316)
                                                          =============


* Net of Foreign Tax Withholding of $264,739.

See Notes to Financial Statements.

Sentinel World Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                    Year                Year
                                                                   Ended               Ended
                                                                11/30/00            11/30/99
                                                           -------------       -------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                      $   1,236,542       $   1,788,010
Net realized gain on sales of investments                     21,264,439          11,911,864
Net change in unrealized appreciation (depreciation)         (26,155,297)          7,979,628
                                                           -------------       -------------
Net increase (decrease) in net assets from operations         (3,654,316)         21,679,502
                                                           -------------       -------------

Distributions to Shareholders
From net investment income
  Class A Shares                                              (1,389,189)           (949,988)
  Class B Shares                                                (105,915)            (22,623)
  Class C Shares                                                       -                   -
From realized gain on investments
  Class A Shares                                              (8,841,271)                  -
  Class B Shares                                              (1,900,320)                  -
  Class C Shares                                                (147,057)                  -
                                                           -------------       -------------
Total Distributions to shareholders                          (12,383,752)           (972,611)
                                                           -------------       -------------

From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                             475,720,459         135,953,410
  Class B Shares                                               5,287,527           4,677,480
  Class C Shares                                              30,226,861          26,898,630
Net asset value of shares in reinvestment
    of dividends and distributions
  Class A Shares                                               9,530,430             777,351
  Class B Shares                                               1,965,603              19,186
  Class C Shares                                                 147,057                   -
                                                           -------------       -------------
                                                             522,877,937         168,326,057
Less: Payments for shares reacquired
  Class A Shares                                            (483,691,193)       (146,869,052)
  Class B Shares                                              (4,621,964)         (2,574,022)
  Class C Shares                                             (29,887,791)        (26,785,793)
                                                           -------------       -------------
Increase (decrease) in net assets from
  capital share transactions                                   4,676,989          (7,902,810)
                                                           -------------       -------------
Total Increase (Decrease) in Net Assets for period           (11,361,079)         12,804,081
Net Assets: Beginning of period                              132,769,102         119,965,021
                                                           -------------       -------------
Net Assets: End of period                                  $ 121,408,023       $ 132,769,102
                                                           =============       =============
Undistributed Net Investment Income
  at End of Period                                         $     930,466       $   1,554,029
                                                           =============       =============

See Notes to Financial Statements.
32

Sentinel World Fund (A)
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                         Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class A Shares                                         11/30/00 (D)     11/30/99     11/30/98     11/30/97     11/30/96
                                                       ------------   ----------   ----------   ----------   ----------
Net asset value at beginning of period                      $ 21.28     $  18.19     $  17.25      $ 15.69      $ 13.78
                                                       ------------   ----------   ----------   ----------   ----------

Income (Loss) from Investment Operations
Net investment income (loss)                                   0.21         0.28         0.18         0.11         0.12
Net realized and unrealized gain (loss) on investments        (0.90)        2.98         1.52         1.80         1.99
                                                       ------------   ----------   ----------   ----------   ----------
Total from investment operations                              (0.69)        3.26         1.70         1.91         2.11
                                                       ------------   ----------   ----------   ----------   ----------

Less Distributions
Dividends from net investment income                           0.26         0.17         0.12         0.11         0.13
Distributions from realized gains on investments               1.69            -         0.64         0.24         0.07
                                                       ------------   ----------   ----------   ----------   ----------
Total Distributions                                            1.95         0.17         0.76         0.35         0.20
                                                       ------------   ----------   ----------   ----------   ----------
Net asset value at end of period                            $ 18.64     $  21.28     $  18.19      $ 17.25      $ 15.69
                                                       ============   ==========   ==========   ==========   ==========
Total Return (%) *                                            (3.85)       18.09        10.34        12.52        15.49

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                1.23         1.25         1.26         1.32         1.48

Ratio of net investment income (loss)
   to average net assets (%)                                   1.06         1.86         1.18         1.14         0.94
Portfolio turnover rate (%)                                      47           35           12           21           14
Net assets at end of period (000 omitted)                   $96,354     $107,413     $100,790      $89,740      $71,458


(A) As of April 1, 1996 INVESCO Global Asset Management (N.A.), Inc. became the sub-advisor to the Fund.
(B) Commenced operations April 1, 1996.
(C) Commenced operations May 4, 1998.
(D) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.
                                                                              33

Sentinel World Fund (A)
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                                                                                             Eight
                                                         Year Ended     Year Ended     Year Ended     Year Ended      Months Ended
Class B Shares                                         11/30/00 (D)   11/30/99 (D)   11/30/98 (D)   11/30/97 (D)   11/30/96 (B)(D)
                                                       ------------   ------------   ------------   ------------   ---------------
Net asset value at beginning of period                      $ 20.95        $ 17.92        $ 17.05        $ 15.58            $14.49
                                                       ------------   ------------   ------------   ------------   ---------------
Income (Loss) from Investment Operations
Net investment income (loss)                                   0.02           0.10           0.04           0.01             (0.08)
Net realized and unrealized gain (loss) on investments        (0.89)          2.95           1.47           1.74              1.17
                                                       ------------   ------------   ------------   ------------   ---------------
Total from investment operations                              (0.87)          3.05           1.51           1.75              1.09
                                                       ------------   ------------   ------------   ------------   ---------------
Less Distributions
Dividends from net investment income                           0.09           0.02              -           0.04                 -
Distributions from realized gains on investments               1.69              -           0.64           0.24                 -
                                                       ------------   ------------   ------------   ------------   ---------------
Total Distributions                                            1.78           0.02           0.64           0.28                 -
                                                       ------------   ------------   ------------   ------------   ---------------
Net asset value at end of period                            $ 18.30        $ 20.95        $ 17.92        $ 17.05            $15.58
                                                       ============   ============   ============   ============   ===============
Total Return (%) *                                            (4.79)         17.05           9.24          11.52              7.52++


Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                2.19           2.16           2.25           2.18              2.59+
Ratio of net investment income (loss)
   to average net assets (%)                                   0.08           0.98           0.19           0.23             (0.19)+

Portfolio turnover rate (%)                                      47             35             12             21                14
Net assets at end of period (000 omitted)                   $22,974        $23,536        $18,163        $10,121            $3,188

(A) As of April 1, 1996 INVESCO Global Asset Management (N.A.), Inc. became the sub-advisor to the Fund.
(B) Commenced operations April 1, 1996.
(C) Commenced operations May 4, 1998.
(D) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.
34

Sentinel World Fund (A)
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

----------------------------------------------------------------------------------------------------------
                                                                                                   Period
                                                        Year Ended        Year Ended       5/4/98 through
Class C Shares                                         11/30/00 (D)      11/30/99 (D)      11/30/98 (C)(D)
                                                       -----------       -----------       --------------
Net asset value at beginning of period                      $21.08            $18.05               $19.57
                                                       -----------       -----------       --------------
Income (Loss) from Investment Operations
Net investment income (loss)                                  0.07              0.09                (0.02)
Net realized and unrealized gain (loss) on investments       (0.99)             2.94                (1.50)
                                                       -----------       -----------       --------------
Total from investment operations                             (0.92)             3.03                (1.52)
                                                       -----------       -----------       --------------
Less Distributions
Dividends from net investment income                             -                 -                    -
Distributions from realized gains on investments              1.69                 -                    -
                                                       -----------       -----------       --------------
Total Distributions                                           1.69                 -                    -
                                                       -----------       -----------       --------------
Net asset value at end of period                            $18.47            $21.08               $18.05
                                                       ===========       ===========       ==============
Total Return (%)*                                           (5.00)            16.79                (7.77)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               2.33              2.29                 2.21+
Ratio of net investment income (loss)
  to average net assets (%)                                   0.32              0.85                 0.23+
Portfolio turnover rate (%)                                     47                35                   12
Net assets at end of period (000 omitted)                   $2,080            $1,820               $1,013



(A) As of April 1, 1996 INVESCO Global Asset Management (N.A.), Inc. became the sub-advisor to the Fund.
(B) Commenced operations April 1, 1996.
(C) Commenced operations May 4, 1998.
(D) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

    Sentinel Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index.


                          Sentinel Growth Index Fund


Growth stocks performed well during most of the year, but began to sell off in September as concerns began to mount about a slowdown in the economy.

The Sentinel Growth Index Fund completed its first full fiscal year of operation on November 30, 2000. The portfolio's return for the year was -12.97%, in line with the -12.54% return for the S&P 500/ Barra Growth Index.

Growth stocks performed well during most of the year, but began to sell off in September as concerns began to mount about a slowdown in the economy. In November, the long, drawn out election process added more uncertainty to the mix and price-earnings multiples on growth stocks contracted once it became clear that the Federal Reserve was not likely to cut interest rates in the near term.

While recent results for the fund have been disappointing, we look forward to being able to offer access to the dynamic segment of the American economy that the S&P 500/Barra Growth Index represents.

/s/ Robert L. Lee

Robert L. Lee, CFA

/s/ Charles C. Schwartz

Charles C. Schwartz, CFA

"S&P 500/BARRA Growth" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Sentinel Advisors Company. Sentinel Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Sentinel Growth Index Fund.


-------------------------------------
Average Annual Total Return
Through 11/30/00
               w/sales   w/o sales
Period         charge+    charge

1 Year         -15.14%   -12.97%
-------------------------------------
Since
Inception*      -7.97%    -6.04%
-------------------------------------
*9/13/99

+ Sales charge applicable to year of initial investment.
================================================================================

Sentinel Growth Index Fund Performance-Class A Shares
09/13/99 inception through 11/30/00


                                    [GRAPH]

           Sentinel Growth     Standard & Poor's
             Index Fund         500 Stock Index      Barra* Growth

               10,000               10,000              10,000
                9,359                9,547               9,610
                9,999               10,154              10,274
               10,410               10,359              10,717
               11,187               10,969              11,508
               10,439               10,418              10,741
               10,644               10,221              10,967
               11,622               11,220              11,981
               11,045               10,882              11,388
               10,590               10,659              10,923
               11,431               10,922              11,804
               10,928               10,751              11,278
               11,558               11,419              11,932
               10,424               10,816              10,767
               10,145               10,770              10,487
                9,060                9,921               9,373

Chart Ending Values & Legend
9/13/99 inception through 11/30/00

Sentinel Growth Index Fund              $9,060

Standard & Poor's 500 Stock Index*      $9,921

Barra* Growth                           $9,373


* Unmanaged indices of stocks reflecting average prices in the stock market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Indices shown above, you should note that the Fund's performance reflects the maximum 2.5% sales charge and includes all expenses and management fees, while that shown for the Indices does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

Sentinel Growth Index Fund
Investment in Securities
at November 30, 2000
-------------------------------------------------------------------
                                           Shares          Value
                                                         (Note 1)
-------------------------------------------------------------------

  Common Stocks 99.9%
  Basic Materials 0.1%
  Freeport McMoran Copper &
    Gold - Class B                          2,418       $    19,495
                                                      -------------
  Capital Goods 8.8%
  General Electric Company                156,755         7,769,170
  Millipore Corp.                             697            30,668
* Sealed Air Corp.                          1,331            42,342
                                                      -------------
                                                          7,842,180
                                                      -------------
  Communication Services 1.9%
* Nextel Communications                    12,000           372,000
* Qwest Communications
    Int'l., Inc.                           26,300           992,825
* Sprint Corp. (PCS Group)                 14,610           331,464
                                                      -------------
                                                          1,696,289
                                                      -------------
  Consumer Cyclicals 8.7%
  Avery Dennison Corp.                      1,756            96,580
* Bed Bath & Beyond, Inc.                   4,400            91,575
* Best Buy Co., Inc.                        3,283            84,537
  Corning, Inc.                            14,008           819,468
  Dow Jones & Co.                           1,397            79,018
  Gap, Inc.                                13,446           335,310
  Harley-Davidson, Inc.                     4,780           217,191
  Home Depot                               36,668         1,436,927
  Interpublic Group of Cos.                 4,828           188,594
* Kohls Corp.                               5,236           280,453
  Omnicom Group, Inc.                       2,781           218,656
  Radioshack Corp.                          2,954           138,469
  Scientific Atlanta                        2,500           100,938
  Wal-Mart Stores                          70,721         3,690,752
                                                      -------------
                                                          7,778,468
                                                      -------------
  Consumer Staples 11.8%
  Anheuser-Busch Co.                       14,384           682,341
  Avon Products                             3,701           154,054
  Campbell Soup Company                     6,669           222,578
  Coca-Cola Co.                            39,245         2,457,718
  Colgate Palmolive                         9,094           534,273
  General Mills, Inc.                       4,488           184,569
  Gillette Co.                             16,657           564,256
  Heinz, H.J.                               5,494           250,664
  Kellogg Co.                               6,412           157,895
  PepsiCo, Inc.                            22,828         1,035,820
  Quaker Oats                               2,094           182,047
  Sara Lee Corp.                           13,724           329,376
  Sysco Corp.                               5,270           291,168
  Time Warner, Inc.                        20,948         1,298,776
* Tricon Global Restaurants                 2,310            83,160
  Tupperware Corp.                            839            15,312
  UST, Inc.                                 2,499            59,351
* Viacom, Inc. - Class B                   24,000         1,227,000
  Walgreen Co.                             15,986           712,376
  Wrigley (Wm.) Jr. Co.                     1,788           162,373
                                                      -------------
                                                         10,605,107
                                                      -------------
  Financials 1.3%
  Charles Schwab Corp.                     21,860           605,249
  Equifax, Inc.                             2,172            72,219
  Moody's Corporation                       2,489            64,558
  Providian Financial Corp.                 2,280           205,200
  Stilwell Financial, Inc.                  3,500           113,750
  USA Education, Inc.                       2,468           142,836
                                                      -------------
                                                          1,203,812
                                                      -------------
  Health Care 23.5%
  Abbott Laboratories                      24,535         1,350,958
  Allergan, Inc.                            2,062           191,379
* Alza Corporation                          3,600           159,750
  American Home Products
    Corp                                   20,600         1,238,575
* Amgen, Inc.                              16,286         1,036,197
* Biogen, Inc.                              2,380           130,305
  Bristol-Myers Squibb Co.                 31,118         2,156,866
  Eli Lilly & Co.                          17,860         1,673,259
* Forest Labs, Inc. - Class A               1,400           189,700
* Guidant Corp.                             4,825           260,248
  IMS Health, Inc.                          4,628           129,584
  Johnson & Johnson                        22,007         2,200,700
* MedImmune, Inc.                           3,300           175,519
  Medtronic, Inc.                          18,928         1,007,916
  Merck & Co.                              36,465         3,379,850
  Pfizer, Inc.                             99,928         4,428,060
  Schering-Plough Corp.                    23,174         1,299,192
                                                      -------------
                                                         21,008,058
                                                      -------------
  Technology 43.7%
* ADC Telecommunications,
    Inc.                                   12,180           245,884
  Adobe Systems, Inc.                       3,788           240,064
* Agilent Technologies                      7,200           375,750
* Altera Corporation                        6,300           150,806
* America Online, Inc.                     36,526         1,483,321
* American Power Conversion                 3,000            35,250
* Analog Devices, Inc.                      5,600           277,900
  Applera Corp-Applied
    Biosytems Group                         3,312           273,654
* Applied Materials, Inc.                  12,850           519,622
  Automatic Data Processing                 9,963           657,558
* Broadcom Corporation -
    Class A                                 3,500           341,250
* Cisco Systems, Inc.                     112,260         5,374,447
  Citrix Systems, Inc.                      2,900            69,056
  Computer Associates                       9,313           243,302
* Comverse Technology, Inc.                 2,500           215,469
* Conexant Systems, Inc.                    3,590            72,922
* Convergys Corp.                           2,400           100,950
* Dell Computer Corp.                      40,923           787,768
* EMC Corporation                          34,492         2,565,342
  Intel Corporation                       106,208         4,042,542
  International Business
    Machines                               27,904         2,609,024
* JDS Uniphase Corp.                       14,800           740,925
* LSI Logic Corp.                           4,900            88,200
* Lexmark Int'l., Inc. - Class A            2,029            93,334
  Linear Technology                         4,900           231,831
  Lucent Technologies                      52,839           822,307
* Maxim Integrated Products                 4,500           229,500
* Mercury Interactive Corp.                 1,300            87,506
  Micron Technology                         8,900           280,350
* Microsoft Corp.                          83,343         4,781,805
* Network Appliance, Inc.                   4,944           244,110
  Nortel Networks Corp.                    47,300         1,785,575
* Oracle Corporation                       89,008         2,358,712
  Palm, Inc.                                8,900           322,069
  Paychex, Inc.                             5,922           344,216
* Qualcomm, Inc.                           11,858           951,605
* Sapient Corporation                       1,800            31,838
* Siebel Systems, Inc.                      6,600           461,175
* Sun Microsystems                         25,118         1,910,538
* Tellabs, Inc.                             6,481           343,493
* Teradyne, Inc.                            2,700            81,169
  Texas Instruments, Inc.                  27,386         1,021,840
* Veritas Software Corp.                    6,400           624,400
* Xilinx, Inc.                              5,150           200,850
* Yahoo!, Inc.                              8,680           343,945
                                                      -------------
                                                         39,063,174
                                                      -------------
  Transportation 0.1%
* USAir Group, Inc.                         1,092            42,110
                                                      -------------
  Total Investments
    (Cost $100,187,818)**                                89,258,693

  Excess of Other Assets
    Over Liabilities 0.1%                                   114,105
                                                      -------------
  Net Assets                                            $89,372,798
                                                      =============

--------------------------------------------------------------------------------
** Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November
   30, 2000 net unrealized depreciation for federal income tax purposes aggregated $10,929,125 of which $8,968,082 related to appreciated securities and $19,897,207 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel Growth Index Fund
Statement of Assets and Liabilities
at November 30, 2000
--------------------------------------------------------------------------------

Assets
Investments at value (Cost $100,187,818)                $  89,258,693
Cash and cash equivalents                                      92,002
Receivable for securities sold                                210,282
Receivable for fund shares sold                                16,447
Receivable for dividends                                       55,664
Receivable from fund administrator                             10,215
                                                        -------------
   Total Assets                                            89,643,303
                                                        -------------

Liabilities
Payable for securities purchased                              136,031
Payable for fund shares repurchased                            24,260
Accrued expenses                                               30,837
Management fee payable                                         23,445
Distribution fee payable (Class A Shares)                      29,283
Distribution fee payable (Class B Shares)                      16,354
Distribution fee payable (Class C Shares)                         558
Fund service fee payable                                        9,737
                                                        -------------
   Total Liabilities                                          270,505
                                                        -------------
Net Assets Applicable to Outstanding Shares             $  89,372,798
                                                        =============
   Class A Shares
$68,450,760 / 3,693,228 shares outstanding              $       18.53
Sales Charge -- 2.50% of offering price                          0.48
                                                        -------------
Maximum Offering Price                                  $       19.01
                                                        =============
   Class B Shares
$20,314,368 / 1,105,245 shares outstanding              $       18.38
   Class C Shares                                       =============
$607,670 / 33,094 shares outstanding                    $       18.36
                                                        =============
Net Assets Represent
Capital stock at par value                              $      48,316
Paid-in capital                                           103,970,043
Accumulated net realized loss on investments               (3,716,436)
Unrealized depreciation of investments                    (10,929,125)
                                                        -------------
Net Assets                                              $  89,372,798
                                                        =============
Sentinel Growth Index Fund
Statement of Operations
For the Year Ended November 30,2000
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends                                               $     465,088
Interest                                                       44,027
                                                        -------------
   Total Income                                               509,115
                                                        -------------
Expenses:
Management advisory fee                                       262,866
Transfer agent fees                                           115,580
Custodian fees                                                 72,513
Distribution expense (Class A Shares)                         100,997
Distribution expense (Class B Shares)                         152,921
Distribution expense (Class C Shares)*                          2,199
Accounting services                                            27,275
Auditing fees                                                   9,300
Legal fees                                                      5,765
Reports and notices to shareholders                             8,310
Registration and filing fees                                   37,199
Directors' fees and expenses                                    8,476
Other                                                          26,867
                                                        -------------
   Total Expenses                                             830,268
   Expense Reimbursement                                      (86,569)
   Expense Offset                                             (11,413)
                                                        -------------
   Net Expenses                                               732,286
                                                        -------------
Net Investment Loss                                          (223,171)
                                                        -------------
Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                  (3,694,282)
Net change in unrealized appreciation (depreciation)      (12,579,771)
                                                        -------------
Net Realized and Unrealized Loss on Investments           (16,274,053)
                                                        -------------
Net Decrease in Net Assets from Operations              $ (16,497,224)
                                                        =============


* For the period from March 30, 2000 (commencement of operations) through November 30, 2000.

See Notes to Financial Statements.

Sentinel Growth Index Fund
Statement of Changes in Net Assets

                                                                    Year               Year
                                                                   Ended              Ended
                                                            ------------       ------------
                                                                11/30/00           11/30/99
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)                                $   (223,171)      $     12,159
Net realized loss on sales of investments                     (3,694,282)           (16,925)
Net change in unrealized appreciation (depreciation)         (12,579,771)         1,650,646
                                                            ------------       ------------
Net increase (decrease) in net assets from operations        (16,497,224)         1,645,880
                                                            ------------       ------------
Distributions to Shareholders
From net investment income
   Class A Shares                                                (10,978)                 -
   Class B Shares                                                      -                  -
   Class C Shares*                                                     -                  -
From net realized gain on investments
   Class A Shares                                                 (3,984)                 -
   Class B Shares                                                 (1,238)                 -
   Class C Shares*                                                     -                  -
                                                            ------------       ------------
Total distributions to shareholders                              (16,200)                 -
                                                            ------------       ------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                             71,723,335         27,495,569
   Class B Shares                                             20,026,377          8,101,219
   Class C Shares*                                               750,471                  -
Net asset value of shares in reinvestment
    of dividends and distributions
   Class A Shares                                                  9,849                  -
   Class B Shares                                                  1,182                  -
   Class C Shares*                                                     -                  -
                                                            ------------       ------------
                                                              92,511,214         35,596,788
Less: Payments for shares reacquired
   Class A Shares                                            (19,301,458)          (149,693)
   Class B Shares                                             (4,303,839)          (110,969)
   Class C Shares*                                                (1,701)                 -
Increase in net assets from capital share transactions        68,904,216         35,336,126
Total Increase in Net Assets for period                       52,390,792         36,982,006
Net Assets: Beginning of period                               36,982,006                  -
Net Assets: End of period                                   $ 89,372,798       $ 36,982,006
                                                            ============       ============
Undistributed Net Investment Income
    at End of Period                                        $          -       $     12,159
                                                            ============       ============

* For the period from March 30, 2000 (commencement of operations) through November 30, 2000.

See Notes to Financial Statements.

Sentinel Growth Index Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                         Period from
                                                         Year Ended  9/13/99 through
Class A Shares                                         11/30/00 (B)  11/30/99 (A)(B)
                                                       ------------  ---------------
Net asset value at beginning of period                      $ 21.30          $ 20.00
                                                       ------------  ---------------

Income (Loss) from Investment Operations
Net investment income (loss)                                  (0.02)            0.02
Net realized and unrealized gain (loss) on investments        (2.74)            1.28
                                                       ------------  ---------------
Total from investment operations                              (2.76)            1.30
                                                       ------------  ---------------
Less Distributions
Dividends from net investment income                           0.01                -
Distributions from realized gains on investments               0.00#               -
                                                       ------------  ---------------
Total Distributions                                            0.01                -
                                                       ------------  ---------------
Net asset value at end of period                            $ 18.53          $ 21.30
                                                       ============  ===============
Total Return (%) *                                           (12.97)            6.50++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                0.66             0.63+
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                     0.76             1.11+
Ratio of net investment income (loss)
   to average net assets (%)                                  (0.07)            0.46+
Ratio of net investment income (loss) to average net
   assets before voluntary expense reimbursements (%)          (.17)           (0.01)+
Portfolio turnover rate (%)                                      30                3++
Net assets at end of period (000 omitted)                   $68,451          $28,530

(A) Commenced operations September 13, 1999.
(B) Per share data calculated utilizing average daily shares outstanding.
(C) Commenced operations March 30, 2000.
  # Represents less than $.005 of average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.
40

Sentinel Growth Index Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------------------------------------------------------

                                                                         Period from                                 Period from
                                                                             9/13/99                                     3/30/00
                                                         Year Ended          through                                     through
 Class B Shares                                        11/30/00 (B)   11/30/99 (A)(B)     Class C Shares         11/30/00 (B)(C)
                                                       ------------   ---------------                            ---------------
Net asset value at beginning of period                      $ 21.28            $20.00                                    $ 23.59
                                                       ------------   ---------------                            ---------------
Income (Loss) from Investment Operations
Net investment income (loss)                                  (0.19)            (0.01)                                     (0.29)
Net realized and unrealized gain (loss) on investments        (2.71)             1.29                                      (4.94)
                                                       ------------   ---------------                            ---------------
Total from investment operations                              (2.90)             1.28                                      (5.23)
                                                       ------------   ---------------                            ---------------
Less Distributions
Dividends from net investment income                              -                 -                                          -
Distributions from realized gains on investments               0.00#                -                                          -
                                                       ------------   ---------------                            ---------------
Total Distributions                                               -                 -                                          -
                                                       ------------   ---------------                            ---------------
Net asset value at end of period                            $ 18.38            $21.28                                    $ 18.36
                                                       ============   ===============                            ===============
Total Return (%) *                                           (13.62)             6.40++                                   (22.17)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%) 1.45           1.17+             2.35+
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%)**                      1.54              1.66+                                      2.45+
Ratio of net investment income (loss)
   to average net assets (%)                                  (0.85)            (0.14)+                                    (1.81)+
Ratio of net investment income (loss) to average net

   assets before voluntary expense reimbursements (%)         (0.94)            (0.62)+                                    (1.90)+
Portfolio turnover rate (%)                                      30                 3++                                       30
Net assets at end of period (000 omitted)                   $20,314            $8,452                                    $   608


(A) Commenced operations September 13, 1999.
(B) Per share data calculated utilizing average daily shares outstanding.
(C) Commenced operations March 30, 2000.
  # Represents less than $.005 of average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

  Sentinel Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole, by investing mainly in a diverse group of common stocks of well-established companies.

Sentinel Common Stock Fund performed exceptionally well in a volatile year for the financial markets, outpacing the average returns of both the Morningstar and Lipper large-cap value fund peer group categories.

                           Sentinel Common Stock Fund

The Sentinel Common Stock Fund produced a total return of 4.80% for the fiscal year ended November 30, 2000. This figure compares favorably to the 2.82% annual return for the average Morningstar Large Capitalization Value fund and 0.80% for the average Lipper Large- Cap Value fund. Total return for the Sentinel Common Stock Fund was well above the -4.22% total return for the S&P 500 index over this time period.

Growth stocks, and technology issues in particular, appreciated to unprecedented valuation levels during the first quarter of 2000, while more reasonably priced stocks in other sectors languished. Portfolios like the Sentinel Common Stock Fund, which are more diversified and invest with a valuation discipline, trailed the major stock market indexes early in the fiscal year. Investors continued to make substantial new commitments to tech-heavy growth funds, where returns had been the highest over the past several years.

The complexion of the equity markets was vastly different by the end of this twelve-month period, as the speculative bubble in technology and internet-related stocks was eventually deflated. In the latter half of the year, investors began to focus on a number of factors, including a weak Euro, rising energy prices and the prospect of a slowing domestic economy, all of which suggested a less robust environment for corporate earnings growth. A number of high profile company earnings pre-announcements in the telecommunications equipment and technology sector began to erode the sense of invincibility that investors had once had regarding the outlook for these stocks.

A shift back in favor of value stocks worked to the advantage of the Sentinel Common Stock Fund over the twelve-month period. As it became more evident that earnings estimates were too aggressive for stocks in a number of areas, we continued to focus our attention on issues where we had a high degree of conviction about solid fundamentals and reasonable valuations. The Fund benefited from its broad exposure to the utilities and consumer staples sectors, which had strong relative performance. As well, the Fund's performance was helped by its added exposure to healthcare and energy stocks, based on their accelerating earnings growth trends. Fund holdings which stood out in terms of strong performance included utility stocks Duke Energy and Enron Corp., financial stocks American

--------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/00

                  w/sales     w/o sales
Period            charge+      charge

 1 Year           -0.44%        4.80%
-------------------------------------
 5 Years          13.13%       14.30%
-------------------------------------
10 Years          14.02%       14.61%
-------------------------------------

+ Sales charge applicable to year of initial investment.
================================================================================

                                    [GRAPH]

                     Sentinel                   Standard &
                   Common Stock   Morningstar   Poor's 500
                       Fund       Large Value   Stock Index

                      10,000        10,000        10,000
                      11,504        12,077        12,032
                      13,425        14,269        14,249
                      14,600        16,034        15,685
                      14,336        16,084        15,853
                      19,043        21,257        21,706
                      24,215        26,231        27,756
                      29,265        32,517        35,675
                      33,452        36,043        44,119
                      35,445        38,633        53,342
                      37,147        39,723        51,091


Chart Ending Values & Legend
Ten years ended 11/30/00

Sentinel Common Stock Fund              $37,147

Standard & Poor's 500 Stock Index*      $51,091

Morningstar Large Value                 $39,723


* An unmanaged index of stocks reflecting average prices in the stock market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

International Group and Bank of New York, healthcare stocks Baxter International and American Home Products, consumer staples PepsiCo and Kimberly Clark, and energy holding EOG Resources. The Fund also limited its exposure to basic materials, consumer cyclicals and telecommunications services, which saw their earnings growth targets revised sharply downward.

The Fund remains invested in the stocks of high quality companies with solid earnings growth profiles. Although we did not rush headlong into the "New Economy" growth stock frenzy, we are well aware of the increased importance of technology to the global economy and the above-average growth prospects of many of these firms. We have selectively purchased stocks in the technology sector as valuations on individual companies have fallen to more attractive levels.

In summary, the Sentinel Common Stock Fund performed exceptionally well in a volatile year for the financial markets. The near-term outlook for the equity markets is somewhat unsettled, given the uncertainty over the degree to which the U.S. economy will slow, and whether or not the Federal Reserve will respond with a decision to lower the level of interest rates. We remain very optimistic about the outlook for high quality stocks and expect attractive total returns for Fund shareholders relative to other investment alternatives over a reasonable time horizon.

We greatly appreciate your continuing support.



/s/ Van Harissis

Van Harissis, CFA



/s/ Daniel J. Manion

Daniel J. Manion, CFA

Sentinel Common Stock Fund
Investment in Securities
at November 30, 2000

----------------------------------------------------------------------
                                            Shares           Value
                                                            (Note 1)
----------------------------------------------------------------------

  Common Stocks 94.5%
  Basic Materials 2.8%
  Dupont (EI) de Nemours                    112,300     $    4,751,694
  Engelhard Corp.                           555,500         10,936,406
  International Paper Co.                   285,500          9,671,312
  Martin Marietta Materials                  91,200          3,591,456
  Vulcan Materials Co.                      253,600         10,873,100
                                                        --------------
                                                            39,823,968
                                                        --------------
  Capital Goods 7.0%
  Boeing Co.                                150,000         10,359,375
  Caterpillar, Inc.                         427,100         16,790,369
  General Dynamics Corp.                    206,200         15,722,750
  General Electric Company                  491,100         24,340,144
* Litton Industries, Inc.                   212,900         12,867,143
  Minnesota Mining & Mfg                     45,100          4,504,362
  Parker-Hannifin Corp.                     245,000          9,478,437
  Tyco International Ltd.                   130,000          6,857,500
                                                        --------------
                                                           100,920,080
                                                        --------------
  Communications Services 4.8%
  AT & T Corporation                        330,000          6,476,250
  Bellsouth Corp.                           406,000         16,975,875
  SBC Communications, Inc.                  169,400          9,306,412
  Verizon Communications                    658,800         37,016,325
                                                        --------------
                                                            69,774,862
                                                        --------------
  Consumer Cyclicals 6.1%
  Ford Motor Co.                            880,000         20,020,000
  Marriott Int'l. - Class A                 250,000         10,359,375
  McGraw-Hill Cos                           600,000         31,875,000
  Omnicom Group, Inc.                       165,000         12,973,125
  TRW, Inc.                                 357,700         11,826,456
  Visteon Corp.                              90,121          1,340,550
                                                        --------------
                                                            88,394,506
                                                        --------------
  Consumer Staples 13.4%
  Gillette Co.                              360,000         12,195,000
  Kimberly-Clark Corp.                      619,400         43,319,288
* Kroger Co.                                931,100         24,674,150
  McCormick & Company                       474,000         17,656,500
  PepsiCo, Inc.                           1,025,000         46,509,375
  Philip Morris Cos., Inc.                  390,000         14,893,125
  Ralston-Purina Group                      310,000          8,156,875
  Sara Lee Corp.                            820,000         19,680,000
  Walt Disney Co.                           218,800          6,331,525
                                                        --------------
                                                           193,415,838
                                                        --------------
  Energy 15.5%
  Burlington Resources, Inc.                700,500         28,589,156
  Chevron Corp.                             220,000         18,012,500
  Conoco, Inc. - Class B                    677,329         16,975,558
  EOG Resources, Inc.                       418,300         17,751,606
  Exxon Mobil Corp.                         688,455         60,584,040
* Global Marine, Inc.                       305,700          6,706,293
  Halliburton Company                       538,400         17,969,100
* Ocean Energy, Inc.                        745,000          9,685,000
  Royal Dutch Petroleum Co.                 325,000         19,398,438
  Santa Fe Int'l. Corp.                     380,600          9,396,063
  Schlumberger Ltd.                         240,000         14,880,000
  Transocean Sedco Forex                    116,660          4,651,818
                                                        --------------
                                                           224,599,572
                                                        --------------
  Financials 17.8%
  Aetna, Inc.                               234,500         15,784,781
  American Express Co.                      377,700         20,749,894
  American General Corp.                    355,000         26,602,813
  American Int'l. Group                     408,480         39,597,030
  AON Corp.                                 340,000         10,561,250
  Bank of America Corp.                     145,000          5,790,938
  Bank of New York Co.                      700,000         38,631,250
* Berkshire Hathaway - Class A                  200         13,180,000
  Chase Manhattan Corp.                     165,000          6,084,375
  Chubb Corporation                          70,000          5,705,000
  Citigroup, Inc.                           675,066         33,626,725
  Jefferson-Pilot Corp.                     190,000         12,967,500
  Wells Fargo & Co.                         600,000         28,462,500
                                                        --------------
                                                           257,744,056
                                                        --------------
  Health Care 11.5%
  Abbott Laboratories                       250,100         13,771,131
  American Home
    Products Corp.                          760,000         45,695,000
  Baxter International, Inc.                220,000         19,043,750
  Bristol-Myers Squibb Co.                  175,000         12,129,688
  Eli Lilly & Co.                            73,300          6,867,294
* Genzyme General                            87,000          7,639,687
  HCA - The Healthcare
    Company                                 285,200         11,817,975
  Johnson & Johnson                         240,000         24,000,000
  Pharmacia Corporation                     245,000         14,945,000
* Tenet Healthcare Corp.                    235,100         10,006,444
                                                        --------------
                                                           165,915,969
                                                        --------------
  Technology 8.8%
* Agilent Technologies                      216,000         11,272,500
  Automatic Data Processing                 318,400         21,014,400
* Convergys Corp.                           241,300         10,149,681
  Electronic Data Systems
    Corp                                    210,700         11,153,931
  Hewlett-Packard Co.                       254,000          8,032,750
  Intel Corporation                         200,000          7,612,500
  International Business
    Machines                                180,000         16,830,000
  Koninklijke Philips
    Electronics NV (ADR)                    163,000          5,348,438
* Lexmark Int'l., Inc. - Class A             37,100          1,706,600
  Motorola, Inc.                            340,200          6,825,262
  Raytheon Co. - Class B                    439,200         15,399,450
  Texas Instruments, Inc.                   295,000         11,007,188
                                                        --------------
                                                           126,352,700
                                                        --------------
  Transportation 0.8%
  Union Pacific Corp.                       262,400         12,201,600
                                                        --------------
  Utilities 6.0%
  Duke Energy Corp.                         569,700         51,237,394
  Enron Corp.                               285,500         18,486,125
  Keyspan Corporation                       303,800         11,582,375
* NRG Energy, Inc.                          212,300          5,440,188
                                                        --------------
                                                            86,746,082
                                                        --------------
  Total Common Stocks
    (Cost $769,600,012)                                  1,365,889,233
                                                         -------------
----------------------------------------------------------------------
                                       Principal Amount      Value
                                          (M=$1,000)        (Note 1)
----------------------------------------------------------------------

  Corporate Short-Term Notes 5.4%
  Ameren Corp.
    6.50%, 12/26/00                          10,000M        $9,954,861
  Equilon Enterprise
    6.48%, 12/04/00                           1,000M           999,460
  Florida Power & Light
    6.51%, 12/11/00                          10,000M         9,981,917
  Florida Power Corp.
    6.51%, 12/14/00                           4,700M         4,688,951
  Ford Motor Credit
    6.50%, 12/19/00                           4,000M         3,987,000
  Heinz HJ Co.
    6.52%, 12/13/00                          11,000M        10,976,093
  Motiva Enterprise
    6.48%, 12/01/00                          12,000M        12,000,000
  New Jersey Natural Gas
    6.50%, 12/06/00                           1,000M           999,097
  Salomon Smith Barney
    6.50%, 12/06/00                          10,000M         9,990,973
  Virginia Electric & Power
    6.57%, 01/08/01                          15,000M        14,895,975
                                                        --------------
  Total Corporate Short-Term Notes
           (Cost $78,474,327)                               78,474,327
                                                        --------------
  Total Investments
    (Cost $848,074,339)**                                1,444,363,560

  Excess of Other Assets
    Over Liabilities 0.1%                                      473,065
                                                        --------------
  Net Assets                                            $1,444,836,625
                                                        ==============
** Non-income producing.
** Also cost for federal income tax purposes.
   At November 30, 2000 unrealized appreciation for federal income tax purposes aggregated $596,289,221 of which $618,225,481 related to appreciated securities and $21,936,260 related to depreciated securities.
   (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.
44

Sentinel Common Stock Fund
Statement of Assets and Liabilities
at November 30, 2000
--------------------------------------------------------------------------------


Assets
Investments at value ($848,074,339)                            $1,444,363,560
Cash and cash equivalents                                           2,528,453
Receivable for fund shares sold                                       268,460
Receivable for dividends and interest                               2,902,207
                                                               --------------
   Total Assets                                                 1,450,062,680
                                                               --------------
Liabilities
Payable for securities purchased                                    1,920,250
Payable for fund shares repurchased                                   960,272
Accrued expenses                                                      293,406
Management fee payable                                                663,036
Distribution fee payable (Class A Shares)                           1,145,546
Distribution fee payable (Class B Shares)                             110,082
Distribution fee payable (Class C Shares)                               7,405
Fund service fee payable                                              126,058
                                                               --------------
   Total Liabilities                                                5,226,055
                                                               --------------
Net Assets Applicable to Outstanding shares                    $1,444,836,625
                                                               ==============
Net Asset Value and Offering Price per Share
   Class A Shares
$1,313,790,228 / 31,868,805 shares outstanding                 $        41.22
Sales Charge -- 5.00% of offering price                                  2.17
                                                               --------------
Maximum Offering Price                                         $        43.39
                                                               ==============
   Class B Shares
$125,430,131 / 3,053,629 shares outstanding                    $        41.08
                                                               ==============
   Class C Shares
$5,616,266 / 136,448 shares outstanding $                               41.16
                                                               ==============
Net Assets Represent
Capital stock at par value                                     $      350,589
Paid-in capital                                                   654,259,759
Accumulated undistributed net investment income                     1,738,062
Accumulated undistributed net realized gain
   on investments                                                 192,198,994
Unrealized appreciation of investments                            596,289,221
                                                               --------------
Net Assets                                                     $1,444,836,625
                                                               ==============

Sentinel Common Stock Fund
Statement of Operations
For the Year Ended November 30, 2000

Investment Income
Income:
Dividends                                                      $   23,139,876
Interest                                                            3,664,507
                                                               --------------
   Total Income                                                    26,804,383
                                                               --------------
Expenses:
Management advisory fee                                             8,363,414
Transfer agent fees                                                 1,600,390
Custodian fees                                                        260,825
Distribution expense (Class A Shares)                               4,112,000
Distribution expense (Class B Shares)                               1,319,945
Distribution expense (Class C Shares)                                  76,153
Accounting services                                                   466,430
Auditing fees                                                         111,700
Legal fees                                                             78,150
Reports and notices to shareholders                                   126,300
Registration and filing fees                                           45,868
Directors' fees and expenses                                          142,800
Other                                                                  73,507
                                                               --------------
   Total Expenses                                                  16,777,482
   Expense Offset                                                    (157,900)
                                                               --------------
   Net Expenses                                                    16,619,582
                                                               --------------
Net Investment Income                                              10,184,801
                                                               --------------

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sales of investments                         192,198,969
Net change in unrealized appreciation (depreciation)             (139,368,855)
                                                               --------------
Net Realized and Unrealized Gain on Investments                    52,830,114
                                                               --------------
Net Increase in Net Assets from Operations                     $   63,014,915
                                                               ==============


See Notes to Financial Statements.

Sentinel Common Stock Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                     Year                  Year
                                                                    Ended                 Ended
                                                                 11/30/00              11/30/99
                                                          ---------------       ---------------
Increase in Net Assets from Operations
Net investment income                                     $    10,184,801       $    13,882,299
Net realized gain on sales of investments                     192,198,969           126,280,438
Net change in unrealized appreciation (depreciation)         (139,368,855)          (37,607,465)
                                                          ---------------       ---------------
Net increase in net assets from operations                     63,014,915           102,555,272
                                                          ---------------       ---------------

Distributions to Shareholders
From net investment income
  Class A Shares                                              (10,583,719)          (14,106,752)
  Class B Shares                                                  (76,189)             (147,613)
  Class C Shares                                                        -                (1,207)
From net realized gain on investments
  Class A Shares                                             (114,593,000)         (137,654,972)
  Class B Shares                                              (11,148,358)          (11,316,488)
  Class C Shares                                                 (535,304)             (434,275)
                                                          ---------------       ---------------
Total distributions to shareholders                          (136,936,570)         (163,661,307)
                                                          ---------------       ---------------

From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                              155,948,309           143,448,642
  Class B Shares                                               16,621,442            36,334,463
  Class C Shares                                               63,186,319            36,129,387
Net asset value of shares in reinvestment
    of dividends and distributions
  Class A Shares                                              103,757,626           126,055,269
  Class B Shares                                               11,050,844            11,241,443
  Class C Shares                                                  532,712               432,773
                                                          ---------------       ---------------
                                                              351,097,252           353,641,977

Less: Payments for shares reacquired
  Class A Shares                                             (418,275,255)         (285,334,612)
  Class B Shares                                              (44,651,846)          (23,100,421)
  Class C Shares                                              (64,991,097)          (34,476,507)
                                                          ---------------       ---------------
Increase (decrease) in net assets from capital
  share transactions                                         (176,820,946)           10,730,437
                                                          ---------------       ---------------
Total Decrease in Net Assets for period                      (250,742,601)          (50,375,598)
Net Assets: Beginning of period                             1,695,579,226         1,745,954,824
                                                          ---------------       ---------------
Net Assets: End of period                                 $ 1,444,836,625       $ 1,695,579,226
                                                          ===============       ===============
Undistributed Net Investment Income
   at End of Period                                       $     1,738,062       $     2,211,664
                                                          ===============       ===============

See Notes to Financial Statements.

Sentinel Common Stock Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

----------------------------------------------------------------------------------------------------------------

                                                            Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class A Shares                                            11/30/00 (C)     11/30/99     11/30/98     11/30/97     11/30/96
                                                          ------------   ----------   ----------   ----------   ----------
Net asset value at beginning of period                      $    42.91   $    44.56   $    44.09   $    40.60   $    35.21
                                                          ------------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income (loss)                                      0.30         0.37         0.42         0.57         0.59
Net realized and unrealized gain (loss) on investments            1.54         2.17         5.19         7.03         8.18
                                                          ------------   ----------   ----------   ----------   ----------
Total from investment operations                                  1.84         2.54         5.61         7.60         8.77
                                                          ------------   ----------   ----------   ----------   ----------

Less Distributions
Dividends from net investment income                              0.31         0.38         0.45         0.57         0.61

Distributions from realized gains on investments                  3.22         3.81         4.69         3.54         2.77
                                                          ------------   ----------   ----------   ----------   ----------
Total Distributions                                               3.53         4.19         5.14         4.11         3.38
                                                          ------------   ----------   ----------   ----------   ----------
Net asset value at end of period                            $    41.22   $    42.91   $    44.56   $    44.09   $    40.60
                                                          ============   ==========   ==========   ==========   ==========
Total Return (%) *                                                4.80         5.96        14.31        20.85        27.16

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   1.03         1.00         1.02         1.05         1.07
Ratio of net investment income (loss)
   to average net assets (%)                                      0.75         0.85         0.98         1.41         1.64
Portfolio turnover rate (%)                                         52           37           28           24           22
Net assets at end of period (000 omitted)                   $1,313,790   $1,538,671   $1,610,630   $1,509,999   $1,306,592





(A) Commenced operations April 1, 1996.
(B) Commenced operations May 4, 1998.
(C) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

Sentinel Common Stock Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Eight Months
                                                          Year Ended    Year Ended    Year Ended    Year Ended             Ended
Class B Shares                                          11/30/00 (C)  11/30/99 (C)  11/30/98 (C)  11/30/97 (C)   11/30/96 (A)(C)
                                                        ------------  ------------  ------------  ------------   ---------------
Net asset value at beginning of period                      $  42.82      $  44.47      $  44.03       $ 40.57           $ 35.43
                                                        ------------  ------------  ------------  ------------   ---------------
Income (Loss) from Investment Operations
Net investment income (loss)                                   (0.03)         0.03          0.07          0.27              0.22
Net realized and unrealized gain (loss) on investments          1.53          2.18          5.19          6.99              5.05
                                                        ------------  ------------  ------------  ------------   ---------------
Total from investment operations                                1.50          2.21          5.26          7.26              5.27
                                                        ------------  ------------  ------------  ------------   ---------------

Less Distributions
Dividends from net investment income                            0.02          0.05          0.13          0.26              0.13
Distributions from realized gains on investments                3.22          3.81          4.69          3.54                 -
                                                        ------------  ------------  ------------  ------------   ---------------
Total Distributions                                             3.24          3.86          4.82          3.80              0.13
                                                        ------------  ------------  ------------  ------------   ---------------
Net asset value at end of period                            $  41.08      $  42.82      $  44.47       $ 44.03           $ 40.57
                                                        ============  ============  ============  ============   ===============
Total Return (%) *                                              3.94          5.14         13.38         19.89             14.90++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                 1.86          1.81          1.81          1.80              1.92+
Ratio of net investment income (loss)
  to average net assets (%)                                    (0.08)         0.05          0.19          0.66              0.80+
Portfolio turnover rate (%)                                       52            37            28            24                22
Net assets at end of period (000 omitted)                   $125,430      $149,586      $129,966       $77,299           $27,257




(A) Commenced operations April 1, 1996.
(B) Commenced operations May 4, 1998.
(C) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

Sentinel Common Stock Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

----------------------------------------------------------------------------------------------------------------
                                                                                                Period
                                                        Year Ended        Year Ended    5/4/98 through
Class C Shares                                        11/30/00 (C)      11/30/99 (C)   11/30/98 (B)(C)
                                                      ------------      ------------   ---------------
Net asset value at beginning of period                      $42.90            $44.55            $45.23
                                                      ------------      ------------   ---------------
Income (Loss) from Investment Operations
Net investment income (loss)                                 (0.04)            (0.03)             0.06
Net realized and unrealized gain (loss) on investments        1.52              2.20             (0.71)
                                                      ------------      ------------   ---------------
Total from investment operations                              1.48              2.17             (0.65)
                                                      ------------      ------------   ---------------
Less Distributions
Dividends from net investment income                             -              0.01              0.03
Distributions from realized gains on investments              3.22              3.81                 -
                                                      ------------      ------------   ---------------
Total Distributions                                           3.22              3.82              0.03
                                                      ------------      ------------   ---------------
Net asset value at end of period                            $41.16            $42.90            $44.55
                                                      ============      ============   ===============
Total Return (%) *                                            3.87              5.03             (1.43)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               1.93              1.90              1.92+
Ratio of net investment income (loss)
   to average net assets (%)                                 (0.11)            (0.04)             0.08+
Portfolio turnover rate (%)                                     52                37                28
Net assets at end of period (000 omitted)                   $5,616            $7,323            $5,358




(A) Commenced operations April 1, 1996.
(B) Commenced operations May 4, 1998.
(C) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

Sentinel Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value, by investing in high quality common stocks and investment grade bonds.

The Sentinel Balanced Fund produced a total return of 4.82% for the fiscal year ended November 30, 2000. This figure compares favorably to the 2.36% annual return for the Lipper Balanced Fund Average and the 3.00% total return for the Morningstar Domestic Hybrid Fund Average.

                            Sentinel Balanced Fund

The Sentinel Balanced Fund produced a total return of 4.82% for the fiscal year ended November 30, 2000. This figure compares favorably to the 2.36% annual return for the Lipper Balanced Fund Average and the 3.00% total return for the Morningstar Domestic Hybrid Fund Average. The Sentinel Balanced Fund's total return was also well above the -4.22% return of the S&P 500 index over this time period, but it lagged the 9.06% return of the Lehman Aggregate Bond Index, as returns on high quality fixed-income assets generally outpaced those for all other asset classes.

The Sentinel Balanced Fund began the year with an asset allocation of 56% stocks, 43% bonds and 1% cash and equivalents. As we became more concerned about equity valuations in certain sectors and a general slowdown in corporate earnings growth rates, we modestly increased the Fund's fixed income portion and increased cash slightly. As of November 30, 2000, the Sentinel Balanced Fund's asset allocation was: 50% stocks, 46% bonds and 4% cash and equivalents. The Fund's defensive positioning in both equity style and asset allocation - with an average bond weighting of 45% of the portfolio - helped its performance during fiscal 2000.

Technology, which had been the best performing sector of the market over the previous fiscal year and through the first part of 2000, began to retreat from greatly extended valuation levels as the rate of change in earnings growth began to slow. The equity portion of the Sentinel Balanced Fund had less exposure to the technology sector than most of its peer funds and the major stock market indices, and thus benefited from a market shift back into more reasonably valued high quality stocks. Our focus on sectors such as healthcare, energy, consumer staples and financial, where we saw strong fundamentals and still reasonable valuation levels, proved to be beneficial. We also de-emphasized such sectors as basic materials and consumer cyclicals, where we expected moderating economic growth to begin impacting the earnings outlook.

While a defensive positioning was appropriate over the past year, we remain flexible in our approach. We will look for signs of a bottoming and eventual improvement in areas like technology, where our commitments have been relatively modest due to a combination of excessive valuation levels and overly optimistic expectations of the sustainability of earnings growth trends. In 2001, we expect interest rates

--------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/00
                w/sales     w/o sales
Period          charge+      charge

 1 Year         -0.42%        4.82%
--------------------------------------------
 5 Years         9.05%       10.17%
--------------------------------------------
10 Years        10.35%       10.92%
--------------------------------------------

+ Sales charge applicable to year of initial investment.

================================================================================

Sentinel Balanced Fund Performance - Class A Shares
Ten Years Ended 11/30/00

                                    [GRAPH]

            Sentinel    Morningstar    Standard &      Lehman
            Balanced    Domestic       Poor's 500      Aggregate
            Fund        Hybrid         Stock Index*    Bond Index+

Nov-90       10,000       10,000          10,000         10,000
Nov-91       11,162       11,821          12,032         11,441
Nov-92       12,540       13,496          14,249         12,455
Nov-93       13,762       15,073          15,685         13,812
Nov-94       13,260       14,843          15,853         13,389
Nov-95       16,497       18,293          21,706         15,751
Nov-96       19,233       21,258          27,756         16,707
Nov-97       22,201       24,762          35,675         17,969
Nov-98       24,908       27,201          44,119         19,668
Nov-99       25,547       29,674          53,342         19,660
Nov-00       26,778       30,563          51,091         21,442

Chart Ending Values & Legend
Ten years ended 11/30/00

Sentinel Balanced Fund                     $26,778

Standard & Poor's 500 Stock Index*         $51,091

Lehman Aggregate Bond Index+               $21,442

Morningstar Domestic Hybrid                $30,563

* An unmanaged index of stocks reflecting average prices in the stock market.

+ An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Indices and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

to hold steady or drift lower, amidst continued signs of an economic slowdown. The Federal Reserve may be prompted to change direction and act to bring rates down. The fixed income segment of the Sentinel Balanced Fund is well diversified among government, corporate and mortgage-backed sectors, and we believe that corporate bonds and mortgage-backed securities offer excellent relative value at current spread levels.

In what has been an unusually volatile year in the equity markets, the Sentinel Balanced Fund produced excellent relative returns for shareholders. Our emphasis on reasonably priced equities of high quality companies with firming or accelerating fundamentals should continue to serve shareholders well, and has produced strong risk-adjusted returns over the long term. We appreciate your continuing support.




/s/ Van Harissis

Van Harissis, CFA




/s/ David M. Brownlee

David M. Brownlee, CFA

Sentinel Balanced Fund
Investment in Securities
at November 30, 2000
---------------------------------------------------------------------------
                                           Principal Amount        Value
                                              (M=$1,000)          (Note 1)
---------------------------------------------------------------------------

U.S. Government Obligations 31.2%
U.S. Treasury Obligations 14.0%
10-Year:
  Note 4.25%, '03                                  5,000M      $  4,822,900
  Note 5.75%, '10                                 18,000M        18,405,000
                                                               ------------
                                                                 23,227,900
                                                               ------------
30-Year:
  Bond 7.25%, '16                                  3,000M         3,463,500
  Bond 6.25%, '23                                  1,000M         1,060,720
  Bond 7.125%, '23                                 4,000M         4,677,040
  Bond 6.25%, '30                                  6,500M         7,117,500
                                                               ------------
                                                                 16,318,760
                                                               ------------
Total U.S. Treasury Obligations                                  39,546,660
                                                               ------------
U.S. Government Agency Obligations 17.2%
Federal Home Loan Mortgage Corporation 3.4%
Mortgage-Backed Securities:
15-Year:
  9%, '05                                            723M           745,655
  9.5%, '05                                        1,437M         1,506,175
  8.5%, '06                                        1,728M         1,777,778
  9.5%, '06                                          590M           623,893
                                                               ------------
                                                                  4,653,501
                                                               ------------
30-Year:
  8%, '08                                            712M           741,920
  9.25%, '11                                       2,494M         2,552,881
  7.5%, '19                                        1,482M         1,521,401
                                                               ------------
                                                                  4,816,202
                                                               ------------
Total Federal Home
  Loan Mortgage Corporation                                       9,469,703
                                                               ------------
Federal National Mortgage Association 8.0%
Mortgage-Backed Securities:
10-Year:
  9%, '06                                            798M           831,676
                                                               ------------
15-Year:
  10.5%, '12                                         167M           176,647
                                                               ------------
30-Year:
  10.25%, '17                                        607M           655,232
  7.5%, '22                                        2,795M         2,851,909
  8%, '23                                          1,620M         1,653,264
  8.5%, '24                                          911M           936,809
  8.5%, '26                                        2,381M         2,447,009
  8%, '27                                          1,140M         1,164,018
  7.5%, '28                                        1,354M         1,365,788
  8%, '28                                            506M           516,134
  8.5%, '28                                        1,502M         1,543,729
  6%, '29                                            456M           433,959
  6%, '29                                          1,419M         1,350,453
  7%, '29                                          2,008M         1,992,838
  9%, '29                                          1,119M         1,155,316
  7%, '30                                          2,576M         2,555,534
  8%, '30                                            997M         1,017,629
                                                               ------------
                                                                 21,639,621
                                                               ------------
Total Federal National
  Mortgage Association                                           22,647,944
                                                               ------------

Government National Mortgage Association 5.8%
Mortgage-Backed Securities:
15-year:
  7%, '12                                          2,496M         2,528,806
  7%, '13                                          5,267M         5,334,030
  7.5%, '14                                          914M           934,003
  8%, '15                                          1,108M         1,140,573
                                                               ------------
                                                                  9,937,412
                                                               ------------
30-Year:
  9%, '09                                             24M            24,821
  7.5%, '23                                        4,496M         4,590,493
  7.5%, '23                                        1,891M         1,929,982
                                                               ------------
                                                                  6,545,296
                                                               ------------
Total Government National
  Mortgage Association                                           16,482,708
                                                               ------------
Total U.S. Government
  Agency Obligations                                             48,600,355
                                                               ------------
Total U.S. Government Obligations
  (Cost $86,610,739)                                             88,147,015
                                                               ------------

Bonds 14.6%
Aerospace 0.7%
Raytheon Company
  6.3%, '05                                        2,000M         1,945,000
                                                               ------------
Automobile & Auto Parts 1.4%
Daimler Chrysler 7.75%, '05                        2,000M         2,032,500
Ford Motor Company
  7.45%, '31                                       2,000M         1,850,000
                                                               ------------
                                                                  3,882,500
                                                               ------------
Computer Products & Services 2.2%
Electronic Data Systems
  6.85%, '04                                       2,000M         2,007,500
IBM Corporation 6.5%, '28                          3,000M         2,673,750
Sun Microsystems, Inc.
  7%, '02                                          1,500M         1,503,750
                                                               ------------
                                                                  6,185,000
                                                               ------------
Consumer Products & Services 2.8%
Anheuser-Busch 7.55%, '30                          3,500M         3,657,500
Service Corp. 6.75%, '01                           4,524M         4,162,080
                                                               ------------
                                                                  7,819,580
                                                               ------------
Energy 0.4%

Kinder Morgan, Inc.
  6.45%, '03                                        1000M           990,000
                                                               ------------
Financial Institutions 2.8%
Goldman Sachs Group, Inc.
  7.8%, '10                                        4,000M         4,070,000
Manufacturers & Traders
  7%, '05                                          4,000M         3,960,000
                                                               ------------
                                                                  8,030,000
                                                               ------------
Foreign Utilities-Telephone 0.7%
Vodafone Airtouch plc
  7.75%, '10  (a)                                  2,000M         2,057,500
                                                               ------------
Manufacturing 1.4%
FMC Corp. 7.125%, '02                              4,000M         3,970,000
                                                               ------------
Real Estate Investment Trusts 0.3%
Simon Debartolo
  6.625%, '03                                      1,000M           977,500
                                                               ------------
Retail 0.5%
Safeway Stores 7%, '02                             1,500M         1,500,000
                                                               ------------
Telecommunications 1.4%
MCI Worldcom, Inc.
  6.4%, '05                                        2,000M         1,932,500
Qwest Corporation
  7.625%, '03 (a)                                  2,000M         2,027,240
                                                               ------------
                                                                  3,959,740
                                                               ------------
Tobacco 0.0%
Dimon, Inc. 8.875%, '06                               60M            45,600
                                                               ------------
Total Bonds
  (Cost $40,768,356)                                             41,362,420
                                                               ------------


                                                                     (continued)

Sentinel Balanced Fund
Investment in Securities (cont'd.)
at November 30, 2000
------------------------------------------------------------------
                                           Shares        Value
                                                        (Note 1)
------------------------------------------------------------------

  Common Stocks 49.6%
  Basic Materials 1.0%
  Dupont (EI) de Nemours                   14,000     $    592,375
  Engelhard Corp.                          62,300        1,226,531
  Vulcan Materials Co.                     23,650        1,013,994
                                                      ------------
                                                         2,832,900
                                                      ------------
  Capital Goods 3.1%
  Caterpillar, Inc.                        24,600          967,088
  General Dynamics Corp.                   23,100        1,761,375
  General Electric Company                 57,000        2,825,063
* Litton Industries, Inc.                  12,900          779,644
  Minnesota Mining & Mfg                    5,900          589,262
  Parker-Hannifin Corp.                    27,700        1,071,644
  Tyco International Ltd.                  15,000          791,250
                                                      ------------
                                                         8,785,326
                                                      ------------
  Communications Services 2.9%
  AT & T Corporation                       27,000          529,875
  Bellsouth Corp.                          40,000        1,672,500
  SBC Communications, Inc.                 21,300        1,170,169
  Verizon Communications                   85,400        4,798,413
                                                      ------------
                                                         8,170,957
                                                      ------------
  Consumer Cyclicals 2.7%
  Ford Motor Co.                           80,000        1,820,000
  Marriott Int'l. - Class A                27,000        1,118,813
  McGraw-Hill Cos                          52,200        2,773,125
  Omnicom Group, Inc.                      22,000        1,729,750
  Visteon Corp.                             9,165          136,329
                                                      ------------
                                                         7,578,017
                                                      ------------

 Consumer Staples 5.9%
  Gillette Co.                             50,000        1,693,750
  Kimberly-Clark Corp.                     69,100        4,832,681
* Kroger Co.                              108,200        2,867,300
  McCormick & Company                      24,300          905,175
  PepsiCo, Inc.                            97,500        4,424,063
  Ralston Purina Group                     35,000          920,938
  Walt Disney Co.                          37,800        1,093,837
                                                      ------------
                                                        16,737,744
                                                      ------------
  Energy 8.5%
  Burlington Resources, Inc.               79,100        3,228,269
  Chevron Corp.                            25,500        2,087,812
  Conoco, Inc. - Class B                   84,189        2,109,987
  EOG Resources, Inc.                      49,000        2,079,438
  Exxon  Mobil Corp.                       63,199        5,561,512
* Global Marine, Inc.                      36,000          789,750
  Halliburton Company                      59,000        1,969,125
* Ocean Energy, Inc.                       57,000          741,000
  Royal Dutch Petroleum Co.                40,000        2,387,500
  Santa Fe Int'l. Corp.                    49,600        1,224,500
  Schlumberger Ltd.                        22,300        1,382,600
  Transocean Sedco Forex                   13,976          557,293
                                                      ------------
                                                        24,118,786
                                                      ------------
  Financials 8.9%
  Aetna, Inc.                              20,000        1,346,250
  American Express Co.                     43,100        2,367,806
  American General Corp.                   41,400        3,102,410
  American Int'l. Group                    42,280        4,098,518
  AON Corp.                                30,000          931,875
  Bank of America Corp.                    12,000          479,250
  Bank of New York Co.                     75,000        4,139,062
* Berkshire Hathaway - Class A                 20        1,318,000
  Chubb Corporation                         8,000          652,000
  Citigroup, Inc.                          77,200        3,845,525
  Wells Fargo & Co.                        60,000        2,846,250
                                                      ------------
                                                        25,126,946
                                                      ------------
  Health Care 7.1%
  Abbott Laboratories                      38,000        2,092,375
  American Home Products
    Corp                                   73,800        4,437,225
  Baxter International, Inc.               31,500        2,726,719
  Bristol-Myers Squibb Co.                 23,000        1,594,188
  Eli Lilly & Co.                           8,700          815,081
* Genzyme General                          13,000        1,141,562
  HCA - The Healthcare
    Company                                40,100        1,661,644
  Johnson & Johnson                        23,000        2,300,000
  Pharmacia Corporation                    30,000        1,830,000
* Tenet Healthcare Corp.                   30,500        1,298,156
                                                      ------------
                                                        19,896,950
                                                      ------------
  Technology 5.5%
* Agilent Technologies                     32,300        1,685,656
  Automatic Data Processing                38,800        2,560,800
* Convergys Corp.                          44,200        1,859,162
  Electronic Data Systems Corp.            20,400        1,079,925
  Hewlett-Packard Co.                      32,000        1,012,000
  Intel Corporation                        26,000          989,625
  International Business
    Machines                               17,000        1,589,500
  Koninklijke Philips
    Electronics NV (ADR)                   29,100          954,844
* Lexmark Int'l., Inc. - Class A            6,100          280,600
  Motorola, Inc.                           39,600          794,475
  Nortel Networks Corp.                     2,600           98,150
  Raytheon Co. - Class B                   35,400        1,241,213
  Texas Instruments, Inc.                  40,000        1,492,500
                                                      ------------
                                                        15,638,450
                                                      ------------
  Transportation 0.5%
  Union Pacific Corp.                      33,000        1,534,500
                                                      ------------
  Utilities 3.5%
  Duke Energy Corp.                        60,600        5,450,212
  Enron Corp.                              32,000        2,072,000
  Keyspan Corporation                      27,800        1,059,875
* NRG Energy, Inc.                         48,300        1,237,688
                                                      ------------
                                                         9,819,775
                                                      ------------

 Total Common Stocks
    (Cost $80,769,104)                                 140,240,351
                                                      ------------

------------------------------------------------------------------
                                    Principal Amount       Value
                                        (M=$1,000)       (Note 1)
------------------------------------------------------------------

Corporate Short-Term Notes 11.7%
American General Finance
  6.52%, 12/05/00                           5,010M    $  5,006,370
CIT Group Holdings
  6.59%, 01/09/01                          14,000M      13,900,052
General Motors Acceptance Corp.
  6.58%, 01/16/01                           5,000M       4,957,961
Transamerica Financial
  6.50%, 12/18/00                           9,080M       9,052,130
                                                      ------------
Total Corporate Short-Term Notes
  (Cost $32,916,513)                                    32,916,513
                                                      ------------
Total Investments
  (Cost $241,064,712)**                                302,666,299

Excess of Liabilities
Over Other Assets (7.1%)                               (20,144,620)
                                                      ------------
Net Assets                                            $282,521,679
                                                      ============

------------------------------------------------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2000, the market value of rule 144A securities amounted to $4,084,740 or 1.4% of net assets.
  * Non-income producing.
 ** Cost for federal income tax purposes is substantially similar. At November
    30, 2000 net unrealized appreciation for federal income tax purposes aggregated $61,601,587 of which $64,639,784 related to appreciated securities and $3,038,197 related to depreciated securities.

    (ADR) - American Depository

                                               See Notes to Financial Statements

Sentinel Balanced Fund
Statement of Assets and Liabilities
at November 30, 2000
--------------------------------------------------------------------------------

Assets
Investments at value (Cost $241,064,712)                      $ 302,666,299
Cash and cash equivalents                                         1,710,741
Receivable for securities sold                                    2,486,731
Receivable for fund shares sold                                      59,643
Receivable for dividends and interest                             1,789,867
                                                              -------------
   Total Assets                                                 308,713,281
                                                              -------------

Liabilities
Payable for securities purchased                                 25,414,853
Payable for fund shares repurchased                                 336,565
Accrued expenses                                                     83,837
Management fee payable                                              139,850
Distribution fee payable (Class A Shares)                           139,676
Distribution fee payable (Class B Shares)                            39,819
Distribution fee payable (Class C Shares)                             4,137
Distribution fee payable (Class D Shares)                             1,266
Fund service fee payable                                             31,599
                                                              -------------
   Total Liabilities                                             26,191,602
                                                              -------------
Net Assets Applicable to Outstanding Shares                   $ 282,521,679
                                                              =============
Net Asset Value and Offering Price per Share
   Class A Shares
$231,855,364 / 12,417,392 shares outstanding                  $       18.67
Sales Charge -- 5.00% of offering price                                0.98
                                                              -------------
Maximum Offering Price                                        $       19.65
                                                              =============
   Class B Shares
$45,617,391 / 2,438,878 shares outstanding                    $       18.70
                                                              =============
  Class C Shares
$3,065,693 / 164,135 shares outstanding                       $       18.68
                                                              =============
  Class D Shares
$1,983,231 / 106,479 shares outstanding                       $       18.63
                                                              =============

Net Assets Represent
Capital stock at par value                                    $     151,269
Paid-in capital                                                 195,553,767
Accumulated undistributed net investment income                   1,260,599
Accumulated undistributed net realized gain
 on investments                                                  23,954,457
Unrealized appreciation of investments                           61,601,587
                                                              -------------
Net Assets                                                    $ 282,521,679
                                                              =============

See Notes to Financial Statements.

Sentinel Balanced Fund
Statement of Operations
For the Year Ended November 30, 2000
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends                                                     $   2,305,328
Interest                                                         11,210,187
                                                              -------------
   Total Income                                                  13,515,515
                                                              -------------
Expenses:
Management advisory fee                                           1,846,775
Transfer agent fees                                                 439,250
Custodian fees                                                       75,717
Distribution expense (Class A Shares)                               766,813
Distribution expense (Class B Shares)                               466,687
Distribution expense (Class C Shares)                                31,775
Distribution expense (Class D Shares)                                11,332
Accounting services                                                  93,075
Auditing fees                                                        19,325
Legal fees                                                           15,360
Reports and notices to shareholders                                  32,750
Registration and filing fees                                         44,549
Directors' fees and expenses                                         28,697
Other                                                                23,340
                                                              -------------
   Total Expenses                                                 3,895,445
   Expense Offset                                                   (69,842)
                                                              -------------
   Net Expenses                                                   3,825,603
                                                              -------------
Net Investment Income                                             9,689,912
                                                              -------------

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sales of investments                        23,948,543
Net change in unrealized appreciation (depreciation)            (20,542,442)
                                                              -------------
Net Realized and Unrealized Gain on Investments                   3,406,101
                                                              -------------
Net Increase in Net Assets from Operations                    $  13,096,013
                                                              =============

See Notes to Financial Statements.

Sentinel Balanced Fund Statement
of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                   Year                Year
                                                                  Ended               Ended
                                                               11/30/00            11/30/99
                                                          -------------       -------------
Increase in Net Assets from Operations
Net investment income                                     $   9,689,912       $   9,940,509
Net realized gain on sales of investments                    23,948,543          17,239,737
Net change in unrealized appreciation (depreciation)        (20,542,442)        (17,640,672)
                                                          -------------       -------------
Net increase in net assets from operations                   13,096,013           9,539,574
                                                          -------------       -------------

Distributions to Shareholders
From net investment income
  Class A Shares                                             (8,642,532)         (8,652,112)
  Class B Shares                                             (1,196,465)         (1,011,062)
  Class C Shares                                                (65,948)            (44,400)
  Class D Shares                                                (30,481)             (9,280)
From net realized gain on investments
  Class A Shares                                            (14,368,418)        (23,432,737)
  Class B Shares                                             (2,513,314)         (3,424,615)
  Class C Shares                                               (163,958)           (137,453)
  Class D Shares                                                (57,969)                  -
                                                          -------------       -------------
Total distributions to shareholders                         (27,039,085)        (36,711,659)
                                                          -------------       -------------

From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                             13,900,473          25,591,257
  Class B Shares                                              6,391,075          15,013,233
  Class C Shares                                              1,421,140           2,098,921
  Class D Shares                                              1,189,472           1,190,850
Net asset value of shares in reinvestment
   of dividends and distributions
  Class A Shares                                             21,041,761          29,834,718
  Class B Shares                                              3,536,353           4,271,817
  Class C Shares                                                223,572             179,289
  Class D Shares                                                 88,451               9,280
                                                          -------------       -------------
                                                             47,792,297          78,189,365
                                                          -------------       -------------
Less: Payments for shares reacquired
  Class A Shares                                            (88,384,140)        (65,079,933)
  Class B Shares                                            (14,345,024)        (10,550,244)
  Class C Shares                                             (1,805,860)           (273,939)
  Class D Shares                                               (393,434)            (47,378)
Increase (decrease) in net assets from
   capital share transactions                               (57,136,161)          2,237,871
                                                          -------------       -------------
Total Decrease in Net Assets for period                     (71,079,233)        (24,934,214)
Net Assets: Beginning of period                             353,600,912         378,535,126
                                                          -------------       -------------
Net Assets: End of period                                 $ 282,521,679       $ 353,600,912
                                                          =============       =============
Undistributed Net Investment Income
   at End of Period                                       $   1,260,599       $   1,511,913
                                                          =============       =============

See Notes to Financial Statements.

Sentinel Balanced Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                            Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
Class A Shares                                            11/30/00 (D)      11/30/99       11/30/98      11/30/97      11/30/96
                                                        --------------   -----------   ------------  ------------  ------------
Net asset value at beginning of period                        $  19.38      $  20.88       $  20.29      $  18.55      $  16.84
                                                        --------------   -----------   ------------  ------------  ------------

Income (Loss) from Investment Operations
Net investment income                                             0.61          0.55           0.54          0.56          0.54
Net realized and unrealized gain (loss) on investments            0.25         (0.03)          1.76          2.18          2.13
                                                        --------------   -----------   ------------  ------------  ------------
Total from investment operations                                  0.86          0.52           2.30          2.74          2.67
                                                        --------------   -----------   ------------  ------------  ------------

Less Distributions
Dividends from net investment income                              0.62          0.54           0.55          0.55          0.54
Distributions from realized gains on investments                  0.95          1.48           1.16          0.45          0.42
                                                        --------------   -----------   ------------  ------------  ------------
Total Distributions                                               1.57          2.02           1.71          1.00          0.96
                                                        --------------   -----------   ------------  ------------  ------------
Net asset value at end of period                              $  18.67      $  19.38       $  20.88      $  20.29      $  18.55
                                                        ==============   ===========   ============  ============  ============
Total Return (%) *                                                4.82          2.56          12.19         15.43         16.58

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%) 1.13              1.12          1.13           1.17          1.22
Ratio of net investment income to average net assets (%)          3.29          2.73           2.69          2.93          3.13
Portfolio turnover rate (%)                                        127           110             81            63            83
Net assets at end of period (000 omitted)                     $231,855      $297,027       $330,067      $314,948      $297,288


(A) Commenced operations April 1, 1996.
(B) Commenced operations May 4, 1998.
(C) Commenced operations January 4, 1999.
(D) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

Sentinel Balanced Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                                                      Eight Months
                                                          Year Ended    Year Ended     Year Ended     Year Ended             Ended
Class B Shares                                          11/30/00 (D)  11/30/99 (D)   11/30/98 (D)   11/30/97 (D)   11/30/96 (A)(D)
                                                        ------------  ------------   ------------   ------------   ---------------
Net asset value at beginning of period                       $ 19.41       $ 20.91        $ 20.32        $ 18.58          $  17.09
                                                        ------------  ------------   ------------   ------------   ---------------

Income (Loss) from Investment Operations
Net investment income                                           0.47          0.39           0.38           0.42              0.26
Net realized and unrealized gain (loss) on investments          0.25         (0.02)          1.77           2.18              1.37
                                                        ------------  ------------   ------------   ------------   ---------------
Total from investment operations                                0.72          0.37           2.15           2.60              1.63
                                                        ------------  ------------   ------------   ------------   ---------------

Less Distributions
Dividends from net investment income                            0.48          0.39           0.40           0.41              0.14
Distributions from realized gains on investments                0.95          1.48           1.16           0.45                 -
                                                        ------------  ------------   ------------   ------------   ---------------
Total Distributions                                             1.43          1.87           1.56           0.86              0.14
                                                        ------------  ------------   ------------   ------------   ---------------
Net asset value at end of period                             $ 18.70       $ 19.41        $ 20.91        $ 20.32          $  18.58
                                                        ============  ============   ============   ============   ===============
Total Return (%) *                                              3.99          1.79          11.34          14.57              9.58++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                 1.91          1.87           1.90           1.89              2.13+
Ratio of net investment income to average net assets (%)        2.52          2.00           1.91           2.21              2.21+
Portfolio turnover rate (%)                                      127           110             81             63                83
Net assets at end of period (000 omitted)                    $45,617       $52,086        $46,946        $26,593           $10,948

(A) Commenced operations April 1, 1996.
(B) Commenced operations May 4, 1998.
(C) Commenced operations January 4, 1999.
(D) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

Sentinel Balanced Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                            Period from
                                                          Year Ended       Year Ended    5/4/98 through
Class C Shares                                          11/30/00 (D)     11/30/99 (D)   11/30/98 (B)(D)
                                                        ------------     ------------   ---------------
Net asset value at beginning of period                        $19.39           $20.90            $20.87
                                                        ------------     ------------   ---------------

Income (Loss) from Investment Operations
Net investment income                                           0.41             0.32              0.20
Net realized and unrealized gain (loss) on investments          0.23            (0.03)            (0.01)
                                                        ------------     ------------   ---------------
Total from investment operations                                0.64             0.29              0.19
                                                        ------------     ------------   ---------------

Less Distributions
Dividends from net investment income                            0.40             0.32              0.16
Distributions from realized gains on investments                0.95             1.48                 -
                                                        ------------     ------------   ---------------
Total Distributions                                             1.35             1.80              0.16
                                                        ------------     ------------   ---------------
Net asset value at end of period                              $18.68           $19.39            $20.90
                                                        ============     ============   ===============
Total Return (%) *                                              3.54             1.38              0.94++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                 2.24             2.25              2.18+
Ratio of net investment income to average net assets (%)        2.20             1.65              1.63+
Portfolio turnover rate (%)                                      127              110                81
Net assets at end of period (000 omitted)                     $3,066           $3,350            $1,523

(A) Commenced operations April 1, 1996.
(B) Commenced operations May 4, 1998.
(C) Commenced operations January 4, 1999.
(D) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

Sentinel Balanced Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                           Period from
                                                          Year Ended    1/4/99 through
Class D Shares                                          11/30/00 (D)   11/30/99 (C)(D)
                                                        ------------   ---------------
Net asset value at beginning of period                        $19.32            $19.68
                                                        ------------   ---------------

Income (Loss) from Investment Operations
Net investment income                                           0.38              0.33
Net realized and unrealized gain (loss) on investments          0.27             (0.38)
                                                        ------------   ---------------
Total from investment operations                                0.65             (0.05)
                                                        ------------   ---------------

Less Distributions
Dividends from net investment income                            0.39              0.31
Distributions from realized gains on investments                0.95                 -
                                                        ------------   ---------------
Total Distributions                                             1.34              0.31
                                                        ------------   ---------------
Net asset value at end of period                              $18.63            $19.32
                                                        ============   ===============
Total Return (%) *                                              3.62             (0.24)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                 2.38              2.08+
Ratio of net investment income to average net assets (%)        2.06              1.93+
Portfolio turnover rate (%)                                      127               110
Net assets at end of period (000 omitted)                     $1,983            $1,138

(A) Commenced operations April 1, 1996.
(B) Commenced operations May 4, 1998.
(C) Commenced operations January 4, 1999.
(D) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

   Sentinel High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds that have higher effective interest rates than investment grade bonds.

As the new year unfolds, we believe short-term interest rates will fall as the economy continues to slow, and financial markets will begin to rally in anticipation of an easing Fed policy and future economic recovery.

                         Sentinel High Yield Bond Fund

The Sentinel High Yield Bond Fund completed its fourth year of operations on November 30, 2000. The fund's investment return reflected an exceedingly difficult year for corporate debt as markets responded to an ever-tightening Federal Reserve policy and prepared for recession. The Fund's -6.74% investment return for the fiscal year compared favorably, however, with the -9.07% average return of the Lipper High Current Yield category and ranked it in the 34th percentile among 357 funds. Similarly, its 3-year return of -0.47% ranked it in the 30th percentile among the 215 funds in the category for that time period, and whose average return was -7.21%.

The year 2000 began strongly with technology stocks leading the way. The market peaked in early March, however, and then declined through much of the fiscal year. High yield securities behaved similarly, with investment returns deteriorating throughout the year as the Federal Reserve Board raised interest rates in February, March and again in June. Throughout the period, investors took $6.4 billion in assets out of the high yield market, which totals some $700 billion. In spite of this outflow, the year brought 134 new issues totaling $46.1 billion to market. Even in a weakening climate, the default rate held relatively steady at 4.33%, compared with 4.13% in 1999.

We believe the correction experienced in the NASDAQ and other riskier equity markets, along with the slowdown in the rate of economic growth, is just what the Federal Reserve has been attempting to engineer. As the new year unfolds, we believe short-term interest rates will fall as the economy continues to slow, and financial markets will begin to rally in anticipation of an easing Fed policy and future economic recovery. For high yield securities, this period appears very similar to that of late 1990 when the economy was recessing, oil prices had spiked and were falling, and interest rates had begun a decline that lasted two years. Based on the experience of a similar period a decade ago, we are exceedingly optimistic about potential future investment returns for the high yield market.

We are gratified that since its inception, the Sentinel High Yield Bond Fund has achieved a solid relative investment performance compared to its peer funds. We wish to express our gratitude to shareholders for your continuing support and interest.

/s/ Prescott Crocker, CFA

Prescott Crocker, CFA

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/00
                w/sales     w/o sales
Period          charge+      charge

1 Year          -10.47%      -6.74%
--------------------------------------------------------------------------------
3 Years          -1.81%      -0.47%
--------------------------------------------------------------------------------
Since
Inception*        0.46%       1.66%
--------------------------------------------------------------------------------
* 6/23/97

+ Sales charge applicable to year of initial investment.

================================================================================

Sentinel High Yield Bond Fund Performance - Class A Shares
6/23/97 inception through 11/30/00

                                    [GRAPH]

       Sentinel      Lipper                Lehman
       High Yield    High Current          High Yield
       Bond Fund     Yield Fund Average    Bond Index*


         10,998            11,004            11,136
         11,107            11,070            11,199
         10,526            10,273            10,581
         10,274            10,191            10,629
         10,056             9,967            10,411
         10,579            10,496            10,843
         10,582            10,490            10,855
         10,727            10,657            11,017
         10,656            10,619            10,952
         10,762            10,783            11,056
         10,846            11,031            11,270
         10,755            10,838            11,118
         10,731            10,838            11,094
         10,767            10,845            11,139
         10,710            10,735            11,016
         10,682            10,667            10,936
         10,642            10,636            10,864
         10,893            10,789            10,991
         11,101            10,985            11,115
         11,015            10,928            11,067
         11,043            11,011            11,088
         10,853            10,830            10,855
         10,862            10,785            10,873
         10,591            10,594            10,761
         10,886            10,795            10,980
         10,949            10,814            11,064
         11,037            10,863            11,140
         10,897            10,697            11,042
         10,573            10,342            10,689
         10,159             9,811            10,265

Chart Ending Values & Legend
6/23/97 inception through 11/30/00

Sentinel High Yeild Bond Fund          $10,159

Lehman High Yield Bond Index*          $10,265

Lipper High Current Yield Fund Average  $9,811


* An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

Sentinel High Yield Bond Fund
Investment in Securities
at November 30, 2000
---------------------------------------------------------------
                                  Principal Amount     Value
                                    (M=$1,000)       (Note 1)
---------------------------------------------------------------
  Bonds 88.2%
  Aerospace & Defense 1.4%
  BE Aerospace 9.5%, '08              900M          $  877,500
                                                  ------------
  Automobiles & Auto Parts 2.6%
  Eagle-Picher 9.375%, '08            625M             441,406
  Hayes Lemmerz 9.125%, '07         1,000M             655,000
  Holley Performance
    12.25%, '07                     1,000M             575,000
                                                  ------------
                                                     1,671,406
                                                  ------------
  Broadcasting 3.0%
  ACME Television
    10.875%, '04                    1,000M             855,000
  Echostar Broadband Corp.
    10.375%, '07                      600M             555,000
  XM Satellite Radio, Inc.
    14%, '10                          750M             498,750
                                                  ------------
                                                     1,908,750
                                                  ------------
  Building - Residential & Commercial 1.3%
  Webb (Del E) 9.375%, '09          1,000M             895,000
                                                  ------------
  Cable/Other Video Distribution 2.9%
  Echostar DBS Corp.
    9.375%, '09                       600M             540,000
  Star Choice Communications
    13.0%, '05                      1,250M           1,343,750
                                                  ------------
                                                     1,883,750
                                                  ------------
  Chemicals 1.5%
  Lyondell Chemical Co.
    9.625%, '07                     1,000M             963,750
                                                  ------------
  Consumer Products 2.0%
**Outboard Marine
    10.75%, '08                     1,000M             335,000
  Simmons Co. 10.25%, '09           1,000M             930,000
                                                  ------------
                                                     1,265,000
                                                  ------------
  Energy, Oil & Gas 8.0%
  Benton Oil & Gas 9.375%, '07         800M            476,000
  Energy Corp. 9.5%, '07               500M            392,500
  Giant Industries 9%, '07             940M            827,200
  Nuevo Energy Co.
    9.5%, '08                        1,000M          1,000,000
  Parker Drilling 9.75%, '06           500M            491,250
**Petsec Energy 9.5%, '07            1,500M            892,500
  Western Gas Resources
    10%, '09                         1,000M          1,045,000
                                                  ------------
                                                     5,124,450
                                                  ------------
  Entertainment/Gaming 17.8%
  Ameristar Casinos
    10.5%, '04                       1,000M       $  1,067,500
  Anchor Gaming
    9.875%, '08 (a)                    625M            635,938
  Argosy Gaming 10.75%, '09          1,000M          1,035,000
  Boyd Gaming 9.5%, '07              1,000M            900,000
  Coast Hotels & Casino
    9.5%, '09                        1,000M            967,500
  Hollywood Casinos
    13%, '06                         1,000M          1,055,000
  Isle of Capri Casinos
    8.75%, '09                       1,000M            865,000
  Mandalay Resorts
    10.25%, '07                      1,000M            990,000
  Mohegan Tribal 8.750%, '09         1,000M            978,750
  Park Place Entertainment
    8.875%, '08                      1,000M            987,500
  Premier Parks
    0%, '01
    10%, 08                          1,500M            997,500
  Venetian Casinos
    12.25%, '04                      1,000M            990,000
                                                  ------------
                                                    11,469,688
                                                  ------------
  Financial Institutions 0.1%
  Tembec Financial 9.875%, '05          75M             76,687
                                                  ------------
  Food/Restaurants 2.6%
  Aurora Foods 9.875%, '07           1,000M            725,000
  Sun World Int'l.
    11.25%, '04                      1,000M            933,750
                                                  ------------
                                                     1,658,750
                                                  ------------
  Hospitals and Healthcare/
    Medical Technology 4.9%
  Kelso & Company Unilab
    12.75%, '09                      1,000M          1,076,250
  Lifepoint Hospital
    10.75%, '09                      1,000M          1,060,000
  Triad Hospital 11%, '09            1,000M          1,035,000
                                                  ------------
                                                     3,171,250
                                                  ------------
  Manufacturing 2.7%
  K. Hovanian Enterprises
    10.5%, '07 (a)                     900M            841,500
  Transdigm, Inc.
    10.375%, '08                     1,000M            875,000
                                                  ------------
                                                     1,716,500
                                                  ------------
  Metals/Minerals 0.7%
**ACME Metal, Inc.
    10.875%, '07                     1,000M       $     30,000
**Bulong Operations Property
    12.5%, '08                       1,000M            405,000
                                                  ------------
                                                       435,000
                                                  ------------
  Paper & Printing 4.8%
  Merrill Corp. 12%, '09             1,000M            505,000
  Repap New Brunswick
    11.5%, '04                       1,000M          1,115,000
  Riverwood Int'l.
    10.875%, '08                     1,500M          1,327,500
  Tembec Industries
    8.625%, '09                        175M            172,375
                                                  ------------
                                                     3,119,875
                                                  ------------
  Retail 2.9%
  Advance Stores 10.25%, '08         1,000M            735,000
  Ames Department Stores
    10%, '06                         1,000M            225,000
  Michael's Store 10.875%, '06         925M            929,625
                                                  ------------
                                                     1,889,625
                                                  ------------
 Semiconductors 1.5%
  Fairchild Semiconductors
    10.125%, '07                     1,000M            935,000
                                                  ------------
  Service 3.3%
  AFC Enterprises 10.25%, '07          500M            462,500
  American  Lawyer 9.75%, '07        1,000M            905,000
  United Rentals 9.25%, '09          1,000M            745,000
                                                  ------------
                                                     2,112,500
                                                  ------------
  Shipping/Transportation 1.2%
  Greyhound Lines 11.5%, '07         1,000M            750,000
                                                  ------------
  Telecommunications 5.5%
  Alestra SA 12.125%, '06            1,000M            807,500
  Crown Castle Int'l. Corp.
    10.75%, '11                      1,000M          1,000,000
  Motient Corp. 12.25%, '08          1,000M            540,000
  Spectrasite Holdings
    0%, '04
    11.25%, '09                      1,650M            800,250
  United Pan-Europe
    0%, 05
    13.75%, '10                      1,350M            344,250
  Winstar Communications
    0%, '05
    14.75%, '10                        150M             33,750
                                                  ------------
                                                     3,525,750
                                                  ------------
                                                                     (continued)

Sentinel High Yield Bond Fund
Investment in Securities (cont'd.)
at November 30, 2000
------------------------------------------------------------------
                                Principal Amount       Value
                                    (M=$1,000)       (Note 1)
------------------------------------------------------------------
  Waste Management 2.0%
  Allied Waste North American
    10%, '09                         1,000M       $     860,000
  Waste Systems 11.5%, '06             750M             453,750
                                                ---------------
                                                      1,313,750
                                                ---------------
  Wireless Communications 15.5%
  Adelphia Communications
    9.875%, '07                        825M             647,625
  American Communications
    10.25%, '08                      1,000M             812,500
  Flextronics International Ltd.
    9.875%, '10 (a)                  1,000M             960,000
  Metromedia Fiber Network
    10%, '08                         1,000M             765,000
  Microcell Telecommunication
    0%, '01
    14%, '06                           500M             477,500
  Nextel Communications
    9.375%, '09                        500M             431,250
  Nextel International
    12.75%, '10 (a)                  1,000M             832,500
  Price Communications
    Cellular
    11.75%, '07                      1,000M           1,075,000
  SBA Communications
    0%, '03
    12%, '08                           625M             478,125
  Tritel PCS, Inc.
    0%, '04
    12.75%, '09                      2,250M           1,406,250
  Triton PCS, Inc.
    0%, '03
    11%, '08                         1,000M             757,500
  Voicestream
    10.375%, '09                     1,250M           1,331,250
                                                ---------------
                                                      9,974,500
                                                ---------------
  Total Bonds
    (Cost $66,501,177)                               56,738,481
                                                ---------------

------------------------------------------------------------------
                                    Shares          Value
                                                   (Note 1)
------------------------------------------------------------------
  Common Stocks 1.0%
  Retail 0.0%
* Ames Department Stores              1,700        $      3,400
                                                ---------------
  Telecommunications 0.9%
* Nextel Communications               7,000             217,000
* Spectrasite Holdings, Inc.         30,000             393,750
                                                ---------------
                                                        610,750
                                                ---------------
  Waste Management 0.1%
* Waste Systems International        71,428              35,714
                                                ---------------
 Total Common Stocks
    (Cost $1,246,356)                                   649,864
                                                ---------------
  Preferred Stocks 6.2%
  Cable/Other Video Distribution 2.6%
  Adelphia Communications
    13%                               6,500             580,125
  CSC Holdings 11.125%                1,061           1,111,503
                                                ---------------
                                                      1,691,628
                                                ---------------
  Financial Services 1.3%
  Crown Castle International Group
    12.75%                            8,480             806,660
                                                ---------------
  Telecommunications 2.3%
  Global Crossing 7% (a)              4,000             452,000
  Rural Cellular Corp. 11.375%        1,322           1,034,074
                                                ---------------
                                                      1,486,074
                                                ---------------
  Total Preferred Stocks
    (Cost $4,970,758)                                 3,984,362
                                                ---------------
  Warrants 0.2%
* Merrill Corp. Warrants (a)          1,000                  10
* Motient Corp. Warrants              1,000              15,000
* Ono Finance plc Warrants (a)        1,000              60,000
* Waste System Warrants (a)           1,125                 113
* XM Satellite Radio Warrants           750              60,093
                                                ---------------
  Total Warrants
    (Cost $259,374)                                     135,216
                                                ---------------
------------------------------------------------------------------
                              Principal Amount      Value
                                  (M=$1,000)       (Note 1)
------------------------------------------------------------------
  U.S. Government Agency
    Obligations 1.7%
  Student Loan Marketing
    6.43%, 12/01/00
    (Cost $1,111,000)                1,111M        $  1,111,000
                                                ---------------
  Total Investments
    (Cost $74,088,665)***                            62,618,923

  Excess of Other Assets
  Over Liabilities 2.7%                               1,741,388
                                                ---------------
  Net Assets                                        $64,360,311
                                                ===============

--------------------------------------------------------------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2000, the market value of rule 144A securities amounted to $3,782,061 or 5.9% of net assets.

  * Non-income producing.
 ** Bond in default.
*** Also cost for federal income tax purposes.

    At November 30, 2000, unrealized depreciation for federal income tax purposes aggregated $11,469,742 of which $746,046 related to appreciated securities and $12,215,788 related to depreciated securities.


62                                            See Notes to Financial Statements.

Sentinel High Yield Bond Fund
Statement of Assets and Liabilities
at November 30, 2000
--------------------------------------------------------------------------------

Assets
Investments at value (Cost $74,088,665)                            $ 62,618,923
Cash and cash equivalents                                                 1,082
Receivable for securities sold                                          471,815
Receivable for fund shares sold                                           9,470
Receivable for interest and dividends                                 1,475,516
                                                                   ------------
   Total Assets                                                      64,576,806
                                                                   ------------

Liabilities
Payable for fund shares repurchased                                     111,001
Accrued expenses                                                         24,526
Management fee payable                                                   41,549
Distribution fee payable (Class A Shares)                                 6,542
Distribution fee payable (Class B Shares)                                22,943
Distribution fee payable (Class C Shares)                                 3,688
Fund service fee payable                                                  6,246
                                                                   ------------
   Total Liabilities                                                    216,495
                                                                   ------------
Net Assets Applicable to Outstanding Shares                        $ 64,360,311
                                                                   ============
Net Asset Value and Offering Price per Share
   Class A Shares
$18,234,911 / 2,351,050 shares outstanding                         $       7.76
Sales Charge-- 4.00% of offering price                                     0.32
                                                                   ------------
Maximum Offering Price                                             $       8.08
                                                                   ============
   Class B Shares
$44,920,969 / 5,794,934 shares outstanding                         $       7.75
                                                                   ============
   Class C Shares
$1,204,431 / 154,834 shares outstanding                            $       7.78
                                                                   ============

Net Assets Represent
Capital stock at par value                                         $     83,008
Paid-in capital                                                      87,298,165
Accumulated undistributed net investment income                           5,848
Accumulated undistributed net realized loss
   on investments                                                   (11,556,968)
Unrealized depreciation of investments                              (11,469,742)
                                                                   ------------
Net Assets                                                         $ 64,360,311
                                                                   ============

See Notes to Financial Statements.

Sentinel High Yield Bond Fund
Statement of Operations
For the Year Ended November 30, 2000
--------------------------------------------------------------------------------

Investment Income
 Income:
 Dividends                                                         $    497,318
 Interest                                                             8,326,532
                                                                   ------------
    Total Income                                                      8,823,850
                                                                   ------------
 Expenses:
 Management advisory fee                                                600,053
 Transfer agent fees                                                     95,525
 Custodian fees                                                          22,135
 Interest Expense                                                        12,957
 Distribution expense (Class A Shares)                                   47,769
 Distribution expense (Class B Shares)                                  360,505
 Distribution expense (Class C Shares)                                   25,979
 Accounting services                                                     24,575
 Auditing fees                                                            6,550
 Legal fees                                                               4,100
 Reports and notices to shareholders                                      7,000
 Registration and filing fees                                            28,949
 Directors' fees and expenses                                             7,480
 Other                                                                   19,800
                                                                   ------------
    Total Expenses                                                    1,263,377
    Expense Offset                                                       (8,692)
                                                                   ------------
    Net Expenses                                                      1,254,685
                                                                   ------------
 Net Investment Income                                                7,569,165
                                                                   ------------

 Realized and Unrealized Loss on Investments
 Net realized loss on sales of investments                           (5,523,366)
 Net change in unrealized depreciation                               (6,967,899)
                                                                   ------------
 Net Realized and Unrealized Loss on Investments                    (12,491,265)
                                                                   ------------
 Net Decrease in Net Assets from Operations                        $ (4,922,100)
                                                                   ============

See Notes to Financial Statements.

Sentinel High Yield Bond Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                Year            Year
                                                               Ended           Ended
                                                            11/30/00        11/30/99
                                                        ------------    ------------

Increase (Decrease) in Net Assets from Operations
Net investment income                                   $  7,569,165    $  7,914,333
Net realized loss on sales of investments                 (5,523,366)     (4,543,183)
Net change in unrealized depreciation                     (6,967,899)     (1,021,632)
                                                        ------------    ------------
Net increase (decrease) in net assets from operations     (4,922,100)      2,349,518
                                                        ------------    ------------

Distributions to Shareholders
From net investment income
    Class A Shares                                        (2,340,767)     (2,706,580)
    Class B Shares                                        (5,033,602)     (4,996,164)
    Class C Shares                                          (200,398)       (205,162)
 From net realized gain on investments
    Class A Shares                                                --              --
    Class B Shares                                                --              --
    Class C Shares                                                --              --
                                                        ------------    ------------
Total distributions to shareholders                       (7,574,767)     (7,907,906)
                                                        ------------    ------------

From Capital Share Transactions
Net proceeds from sales of shares
    Class A Shares                                         5,148,962       8,535,916
    Class B Shares                                         4,015,402      13,454,832
    Class C Shares                                         5,448,144       5,141,165
Net asset value of shares in reinvestment
     of dividends and distributions
    Class A Shares                                         1,502,877       1,776,689
    Class B Shares                                         1,935,362       2,066,854
    Class C Shares                                           177,141         249,194
                                                        ------------    ------------
                                                          18,227,888      31,224,650
Less: Payments for shares reacquired
    Class A Shares                                       (12,997,925)    (11,352,238)
    Class B Shares                                       (12,014,790)     (8,351,256)
    Class C Shares                                        (8,129,470)     (3,177,472)
                                                        ------------    ------------
Increase (decrease) in net assets from
  capital share transactions                             (14,914,297)      8,343,684
                                                        ------------    ------------
Total Increase (Decrease) in Net Assets for period       (27,411,164)      2,785,296
Net Assets: Beginning of period                           91,771,475      88,986,179
                                                        ------------    ------------
Net Assets: End of period                               $ 64,360,311    $ 91,771,475
                                                        ============    ============
Accumulated undistributed Net Investment
    Income at End of Period                             $      5,848    $     11,450
                                                        ============    ============

See Notes to Financial Statements.
64

Sentinel High Yield Bond Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                                      Period from
                                                        Year Ended    Year Ended    Year Ended    6/23/97 through
Class A Shares                                        11/30/00 (C)      11/30/99      11/30/98       11/30/97 (A)
                                                      ------------    ----------    ----------    ---------------
Net asset value at beginning of period                     $  9.19       $  9.75       $ 10.41            $ 10.00
                                                      ------------    ----------    ----------    ---------------

Income (Loss) from Investment Operations
Net investment income                                         0.86          0.84          0.87               0.32
Net realized and unrealized gain (loss) on investments       (1.42)        (0.56)        (0.58)              0.41
                                                      ------------    ----------    ----------    ---------------
Total from investment operations                             (0.56)         0.28          0.29               0.73
                                                      ------------    ----------    ----------    ---------------

Less Distributions
Dividends from net investment income                          0.87          0.84          0.86               0.32
Distributions from realized gains on investments                 -             -          0.09                  -
Total Distributions                                           0.87          0.84          0.95               0.32
Net asset value at end of period                           $  7.76       $  9.19       $  9.75            $ 10.41
                                                      ============    ==========    ==========    ===============
Total Return (%) *                                           (6.74)         2.97          2.68               7.26++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               1.26          1.22          1.28               1.26+
Ratio of net investment income to average net assets (%)      9.78          8.83          8.42               7.80+
Portfolio turnover rate (%)                                    105           144           139                133++
Net assets at end of period (000 omitted)                  $18,235       $28,253       $31,120            $11,084

(A) Commenced operations June 23, 1997.
(B) Commenced operations May 4, 1998.
(C) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

Sentinel High Yield Bond Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                                               Period from
                                                               Year Ended     Year Ended     Year Ended    6/23/97 through
Class B Shares                                               11/30/00 (C)   11/30/99 (C)   11/30/98 (C)    11/30/97 (A)(C)
                                                             ------------   ------------   ------------    ---------------
Net asset value at beginning of period                            $  9.18        $  9.74        $ 10.40            $ 10.00
                                                             ------------   ------------   ------------    ---------------

Income (Loss) from Investment Operations
Net investment income                                                0.82           0.79           0.84               0.32
Net realized and unrealized gain (loss) on investments              (1.42)         (0.56)         (0.57)              0.39
                                                             ------------   ------------   ------------    ---------------
Total from investment operations                                    (0.60)          0.23           0.27               0.71
                                                             ------------   ------------   ------------    ---------------

Less Distributions
Dividends from net investment income                                 0.83           0.79           0.84               0.31
Distributions from realized gains on investments                        -              -           0.09                  -
                                                             ------------   ------------   ------------    ---------------
Total Distributions                                                  0.83           0.79           0.93               0.31
                                                             ------------   ------------   ------------    ---------------
Net asset value at end of period                                  $  7.75        $  9.18        $  9.74            $ 10.40
                                                             ============   ============   ============    ===============
Total Return (%) *                                                  (7.16)          2.50           2.42               7.15 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                      1.68           1.66           1.52               1.34 +
Ratio of net investment income to average net assets (%)             9.36           8.40           8.19               7.70 +
Portfolio turnover rate (%)                                           105            144            139                133 ++
Net assets at end of period (000 omitted)                         $44,921        $59,518        $55,911            $33,808

(A) Commenced operations June 23, 1997.
(B) Commenced operations May 4, 1998.
(C) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.
66

Sentinel High Yield Bond Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                                         Period
                                                             Year Ended        Year Ended        5/4/98 through
Class C Shares                                             11/30/00 (C)      11/30/99 (C)       11/30/98 (B)(C)
                                                           ------------      ------------       ---------------
Net asset value at beginning of period                           $ 9.19            $ 9.75                $10.70
                                                           ------------      ------------       ---------------
Income (Loss) from Investment Operations
Net investment income                                              0.76              0.72                  0.41
Net realized and unrealized gain (loss) on investments            (1.42)            (0.56)                (0.91)
                                                           ------------      ------------       ---------------
Total from investment operations                                  (0.66)             0.16                 (0.50)
                                                           ------------      ------------       ---------------

Less Distributions
Dividends from net investment income                               0.75              0.72                  0.45
Distributions from realized gains on investments                      -                 -                     -
                                                           ------------      ------------       ---------------
Total Distributions                                                0.75              0.72                  0.45
                                                           ------------      ------------       ---------------
Net asset value at end of period                                 $ 7.78            $ 9.19                $ 9.75
                                                           ============      ============       ===============
Total Return (%) *                                                (7.74)             1.72                 (4.69)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                    2.39              2.42                  2.06 +
Ratio of net investment income to average net assets (%)           8.55              7.69                  7.63 +
Portfolio turnover rate (%)                                         105               144                   139
Net assets at end of period (000 omitted)                        $1,204            $4,001                $1,956

(A) Commenced operations June 23, 1997.
(B) Commenced operations May 4, 1998.
(C) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

Sentinel Bond Fund seeks high current income while seeking to control risk by investing exclusively in fixed-income securities and mainly in investment grade bonds.

Looking forward, we believe credit conditions in the corporate bond market have stabilized and should begin to recover given a more accommodative Federal Reserve monetary policy.

                              Sentinel Bond Fund

The Sentinel Bond Fund had a total return of 5.02% for the fiscal year ended November 30, 2000 versus a 7.06% average return for the Lipper A-rated Corporate Debt Fund Universe. The Lehman Aggregate Index, which is considered a good proxy for the overall bond market, returned 9.06% for the same period.

Bond fund investors were rewarded with positive total returns as long-term interest rates declined in anticipation of a slowdown in economic activity brought on by a tightening of credit conditions by the Federal Reserve. This preemptive step was intended to prevent the economy from overheating while keeping the general level of price increases at acceptable levels. In this environment, securities issued by the U.S. Treasury were the best performing fixed income sector because of their unequalled credit worthiness, while corporate bonds returns were significantly less because of credit quality concerns based on a slowing economic conditions. Volatility in corporate bond spreads remained high throughout the fiscal year as declining profitability, increasing default rates and a volatile stock market led to a notable deterioration in the credit profile of many corporations. Amongst the hardest hit sectors were retailers, consumer finance companies and cyclical industrial companies. Investors sought the relative safety of large, liquid bonds issued by companies in industries perceived to be resistant to economic downturns including energy, consumer products and defense contractors. To illustrate the problems experienced with lower and below investment grade credits, the Lehman Corporate High Yield Index posted a -6.60% return for the twelve-month period ending November 30, 2000.

Over the fiscal year, the duration of the Fund was essentially unchanged at 5.4 years. The average credit quality of the Fund increased from A1 to Aa3 over the period. Exposure to the corporate bond sector decreased slightly from 60% of assets to 57% in favor of U.S. Treasuries. The Fund's fiscal year performance was negatively impacted by its exposure to its low investment holdings in cyclical industries.

--------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/00

             w/sales         w/o sales
Period       charge+          charge

 1 Year       0.82%            5.02%
--------------------------------------------
 5 Years      3.54%            4.39%
--------------------------------------------
10 Years      6.82%            7.26%
--------------------------------------------

+ Sales charge applicable to year of initial investment.

================================================================================
Sentinel Bond Fund Performance -- Class A Shares
Ten Years Ended 11/30/00

                                    [GRAPH]

           Sentinel Bond     Lipper A-Rated Corp.     Lehman Aggregate
               Fund           Bond Fund Average         Bond Index*
Nov-90        10,000                10,000                 10,000
Nov-91        11,097                11,509                 11,441
Nov-92        12,149                12,591                 12,455
Nov-93        13,817                14,279                 13,812
Nov-94        13,139                13,726                 13,389
Nov-95        15,607                16,237                 15,751
Nov-96        16,307                17,083                 16,707
Nov-97        17,401                18,300                 17,969
Nov-98        18,785                19,815                 19,668
Nov-99        18,424                19,472                 19,660
Nov-00        19,348                20,847                 21,442

Chart Ending Value & Legend
Ten years ended 11/30/00

Sentinel Bond Fund                      $19,348

Leman Aggregate Bond Index*             $21,442

Lipper A-Rated Corp. Bond Fund Average  $20,847

* An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

Looking forward, we believe credit conditions in the corporate bond market have stabilized and should begin to recover given a more accommodative Federal Reserve monetary policy. We continue to manage the Fund in a manner that allows us to achieve its objectives of high current income and capital preservation.

/s/ David M. Brownlee

David M. Brownlee, CFA

/s/ Kenneth J. Hart

Kenneth J. Hart

Sentinel Bond Fund
Investment in Securities
at November 30, 2000
--------------------------------------------------------------------------------
                                            Principal Amount       Value
                                               (M=$1,000)         (Note 1)
--------------------------------------------------------------------------------
U.S. Treasury Obligations 37.8%
U.S. Treasury Obligations 19.5%
10-Year:
   Note 5.875%, '05                               3,000M         $ 3,051,630
   Note 5.75%, '10                                9,000M           9,202,500
                                                               -------------
                                                                  12,254,130
                                                               -------------
30-Year:
   Bond 6.125%, '29                               5,000M           5,332,000
                                                               -------------
Total U.S. Treasury Obligations                                   17,586,130
                                                               -------------
U.S. Government Agency Obligations 18.3%
Federal Home Loan Mortgage Corporation 0.8%
Mortgage-Backed Securities:
20-Year
   8%, '08                                          712M             741,919
                                                               -------------
Federal National Mortgage Association 8.3%
Mortgage-Backed Securities:
 10-Year
   7.5%, '04                                        138M             139,571
                                                               -------------
 15-Year:
   8.5%, '10                                        420M             431,700
                                                               -------------
 30-Year:
   10%, '17                                         340M             361,631
   10%, '17                                         525M             558,961
   8%, '22                                        1,458M           1,501,781
   7%, '28                                        1,138M           1,131,084
   7%, '28                                        1,798M           1,783,904
   8.5%, '28                                      1,540M           1,582,935
                                                               -------------
                                                                   6,920,296
                                                               -------------
Total Federal National
   Mortgage Association                                            7,491,567
                                                               -------------
Government National Mortgage Association 9.2%
Mortgage-Backed Securities:
15-year:
   7.5%, '15                                      1,809M           1,845,541
   8%, '15                                        1,144M           1,177,368
                                                               -------------
                                                                   3,022,909
                                                               -------------
30-year
   13%, '11                                           7M               7,941
   13%, '13                                          306                 352
   7.5%, '23                                      3,083M           3,147,767
   8%, '30                                        2,000M           2,046,240
                                                               -------------
                                                                   5,202,300
                                                               -------------
Total Government National
   Mortgage Association                                            8,225,209
                                                               -------------
Total U.S. Government
   Agency Obligations                                             16,458,695
                                                               -------------
Total U.S. Government Obligations
   (Cost $33,704,735)                                             34,044,825
                                                               -------------
Bonds 56.8%
Aerospace 2.2%
Raytheon Company
    6.3%, '05                                     2,000M         $ 1,945,000
                                                               -------------
Automobile & Auto Parts 4.3%
Daimler Chrysler 7.75%, '05                       2,000M           2,032,500
Ford Motor Company
    7.45%, '31                                    2,000M           1,850,000
                                                               -------------
                                                                   3,882,500
                                                               -------------
Computer Products & Services 4.2%
Electronic Data Systems
    6.85%, '04                                    2,000M           2,007,500
IBM Corporation 6.5%, '28                         2,000M           1,782,500
                                                               -------------
                                                                   3,790,000
                                                               -------------
Consumer Products & Services 5.4%
Anheuser-Busch 7.55%, '30                         2,000M           2,090,000
Service Corp. 6.75%, '01                          3,000M           2,760,000
                                                               -------------
                                                                   4,850,000
                                                               -------------
Energy 6.2%
Edison Mission Energy
    7.73%, '09                                    2,000M           1,957,500
Kinder Morgan, Inc.
    6.45%, '03                                    1,500M           1,485,000
Phillips Pete 8.50%, '05                          2,000M           2,137,500
                                                               -------------
                                                                   5,580,000
                                                               -------------
Financial Institutions 6.7%
Bank One Corporation
    7.875%, '10                                   2,000M           2,010,000
Goldman Sachs Group, Inc.
    7.8%, '10                                     2,000M           2,035,000
Manufacturers & Traders
    7%, '05                                       2,000M           1,980,000
                                                               -------------
                                                                   6,025,000
                                                               -------------
Foreign Utilities-Telephone 4.5%
Vodafone Airtouch plc
    7.75%, '10 (a)                                2,000M           2,057,500
Telefonica Europe
    8.25%, '30                                    2,000M           2,005,000
                                                               -------------
                                                                   4,062,500
                                                               -------------
Manufacturing 2.2%
FMC Corp. 7.125%, '02                             2,000M           1,985,000
                                                               -------------
Real Estate Investment Trusts 1.9%
Simon Debartolo
    6.625%, '03                                   1,750M           1,710,625
                                                               -------------
Retail 6.0%
Conagra, Inc. 8.25%, '30                          2,000M           2,117,500
Fortune Brands, Inc.
    7.125%, '04 (a)                               2,000M           2,010,000
Safeway Stores 7%, '02                            1,250M           1,250,000
                                                               -------------
                                                                   5,377,500
                                                               -------------
Telecommunications 8.6%
Clear Channel 7.875%, 05                          2,500M           2,550,000
Cox Communications
    7.75%, '10                                    1,000M           1,007,500
MCI Worldcom, Inc.
   6.4%, '05                                      2,000M           1,932,500
Qwest Corporation
    7.625%, '03 (a)                               2,250M           2,280,645
                                                               -------------
                                                                   7,770,645
                                                               -------------
Utilities-Electric 2.3%
Emerson Electric
    7.875%, '05                                   2,000M        $  2,112,500
                                                               -------------
Utilities - Gas 2.3%
Keyspan Corporation
    8%, '30                                       2,000M           2,065,000
                                                               -------------
Total Bonds
    (Cost $50,226,340)                                            51,156,270
                                                               -------------
Corporate Short-Term Notes 7.7%
CIT Group Holdings
    6.59%, 01/09/01                               4,000M           3,971,443
UBS Finance
    6.57%, 12/01/00                               3,000M           3,000,000
                                                               -------------
Total Corporate Short-Term Notes
    (Cost $6,971,443)                                              6,971,443
                                                               -------------
Total Investments
    (Cost $90,902,518*)                                           92,172,538

Excess of Liabilities
    Over Other Assets (2.3%)                                      (2,062,213)
                                                               -------------
Net Assets                                                      $ 90,110,325
                                                               =============

--------------------------------------------------------------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2000, the market value of rule 144A securities amounted to $6,348,145 or 7.0% of net assets.

  * Cost for federal income tax purposes is substantially similar. At November 30, 2000, unrealized appreciation for federal income tax purposes aggregated $1,270,020 of which $1,518,721 related to appreciated securities and $248,701 related to depreciated securities.


                                              See Notes to Financial Statements.
70

Sentinel Bond Fund
Statement of Assets and Liabilities
at November 30,  2000
--------------------------------------------------------------------------------

Assets
Investments at value (Cost $90,902,518)                        $  92,172,538
Cash and cash equivalents                                            606,915
Receivable for securities sold                                     2,097,883
Receivable for fund shares sold                                       75,185
Receivable for  interest                                           1,401,780
Receivable from fund administrator                                    15,667
                                                             ---------------
   Total Assets                                                   96,369,968
                                                             ---------------
Liabilities
Payable for securities purchased                                   6,074,148
Payable for fund shares repurchased                                   74,906
Accrued expenses                                                      24,267
Management fee payable                                                38,905
Distribution fee payable (Class A Shares)                             27,194
Distribution fee payable (Class B Shares)                             11,442
Fund service fee payable                                               8,781
                                                             ---------------
   Total Liabilities                                               6,259,643
                                                             ---------------
Net Assets Applicable to Outstanding Shares                    $  90,110,325
                                                             ===============
Net Asset Value and Offering Price per Share
   Class A Shares
$71,561,287 / 12,316,588 shares outstanding                    $        5.81
Sales Charge-- 4.00% of offering price                                  0.24
                                                             ---------------
Maximum Offering Price                                         $        6.05
                                                             ===============
   Class B Shares
$18,549,038 / 3,185,090 shares outstanding                     $        5.82
                                                             ===============
Net Assets Represent
Capital stock at par value                                     $     155,017
Paid-in capital                                                  101,688,265
Accumulated distributions in excess of
   net investment income                                              (6,767)
Accumulated undistributed net realized loss
   on investments                                                (12,996,210)
Unrealized appreciation of investments                             1,270,020
                                                             ---------------
Net Assets                                                     $  90,110,325
                                                             ===============

Sentinel Bond
Fund Statement of Operations
For the Year Ended November 30, 2000
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                        $ 7,264,165
                                                             --------------
Expenses:
Management advisory fee                                             494,192
Transfer agent fees                                                 116,585
Custodian fees                                                       35,372
Distribution expense (Class A Shares)                               147,494
Distribution expense (Class B Shares)                               189,392
Accounting services                                                  28,350
Auditing fees                                                         8,700
Legal fees                                                            3,700
Reports and notices to shareholders                                   9,250
Registration and filing fees                                         24,281
Directors' fees and expenses                                          8,618
Other                                                                 8,938
                                                             --------------
   Total Expenses                                                 1,074,872
   Expense Reimbursement                                           (182,190)
   Expense Offset                                                   (30,172)
                                                             --------------
   Net Expenses                                                     862,510
                                                             --------------
Net Investment Income                                             6,401,655
                                                             --------------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sales of investments                        (6,082,511)
Net change in unrealized appreciation (depreciation)              3,852,103
                                                             --------------
Net Realized and Unrealized Loss on Investments                  (2,230,408)
                                                             --------------
Net Increase in Net Assets from Operations                      $ 4,171,247
                                                             ==============


See Notes to Financial Statements.

Sentinel Bond Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                    Year             Year
                                                                   Ended            Ended
                                                                11/30/00         11/30/99
                                                         ---------------  ---------------
Increase (Decrease) in Net Assets from Operations
Net Investment income                                      $   6,401,655    $   6,438,301
Net realized loss on sales of investments                     (6,082,511)      (3,126,993)
Net change in unrealized appreciation (depreciation)           3,852,103       (5,479,635)
                                                         ---------------  ---------------
Net Increase (decrease) in net assets from operations          4,171,247       (2,168,327)
                                                         ---------------  ---------------
Distributions to Shareholders
From net investment income
  Class A Shares                                              (5,227,586)      (5,373,942)
  Class B Shares                                              (1,178,899)      (1,033,897)
From net realized gain on investments
  Class A Shares                                                       -                -
  Class B Shares                                                       -                -
                                                         ---------------  ---------------
Total distributions to shareholders                           (6,406,485)      (6,407,839)
                                                         ---------------  ---------------
From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                              51,108,972       28,365,253
  Class B Shares                                               3,200,937        9,007,466
Net asset value of shares in reinvestment
    of dividends and distributions
  Class A Shares                                               3,245,340        3,533,989
  Class B Shares                                                 893,431          757,141
                                                         ---------------  ---------------
                                                              58,448,680       41,663,849
Less: Payments for shares reacquired
  Class A Shares                                             (63,119,387)     (34,076,541)
  Class B Shares                                              (5,793,498)      (4,099,087)
                                                         ---------------  ---------------
Increase (decrease) in net assets from
  capital share transactions                                 (10,464,205)       3,488,221
                                                         ---------------  ---------------
Total Decrease in Net Assets for period                      (12,699,443)      (5,087,945)
Net Assets: Beginning of period                              102,809,768      107,897,713
                                                         ---------------  ---------------
Net Assets: End of period                                  $  90,110,325    $ 102,809,768
                                                         ===============  ===============
Undistributed (Distributions in Excess of)
   Net Investment Income at End of Period                  $      (6,767)   $       4,938
                                                         ===============  ===============

See Notes to Financial Statements.

Sentinel Bond Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------


                                                              Year Ended     Year Ended   Year Ended   Year Ended   Year Ended
Class A Shares                                              11/30/00 (B)       11/30/99     11/30/98     11/30/97     11/30/96
                                                          --------------   ------------ ------------ ------------ ------------
Net asset value at beginning of period                           $  5.94       $  6.45       $  6.36      $  6.35      $  6.49
                                                          --------------   ------------ ------------ ------------ ------------
Income (Loss) from Investment Operations
Net investment income                                               0.41          0.39          0.40         0.40         0.41
Net realized and unrealized gain (loss) on investments             (0.13)        (0.51)         0.09         0.01        (0.14)
                                                          --------------   ------------ ------------ ------------ ------------
Total from investment operations                                    0.28         (0.12)         0.49         0.41         0.27
                                                          --------------   ------------ ------------ ------------ ------------
Less Distributions
Dividends from net investment income                                0.41          0.39          0.40         0.40         0.41
Distributions from realized gains on investments                       -             -             -            -            -
                                                          --------------   ------------ ------------ ------------ ------------
Total Distributions                                                 0.41          0.39          0.40         0.40         0.41
                                                          --------------   ------------ ------------ ------------ ------------
Net asset value at end of period                                 $  5.81       $  5.94       $  6.45      $  6.36      $  6.35
                                                          ==============   ===========  ============  =========== ============
Total Return (%) *                                                  5.02         (1.93)         7.95         6.71         4.48
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                     0.78          0.73          0.77         0.97         0.98
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                          0.98          0.94          0.95         0.99         1.00
Ratio of net investment income to average net assets (%)            7.08          6.29          6.26         6.37         6.46
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%)                      6.89          6.10          6.11         6.37         6.46
Portfolio turnover rate (%)                                          177           207           147          130          176
Net assets at end of period (000 omitted)                        $71,561       $82,107       $91,297      $88,756      $99,408

(A) Commenced operations April 1, 1996.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

================================================================================

Sentinel Bond Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                                                             Eight
                                                              Year Ended    Year Ended    Year Ended   Year Ended     Months Ended
Class B Shares                                              11/30/00 (B)  11/30/99 (B)  11/30/98 (B) 11/30/97 (B)  11/30/96 (A)(B)
                                                            ------------  ------------  ------------ ------------  ---------------
Net asset value at beginning of period                           $  5.96       $  6.46       $  6.38      $  6.36       $  6.30
                                                            ------------  ------------  ------------ ------------  ---------------

Income (Loss) from Investment Operations
Net investment income                                               0.36          0.33          0.34         0.34          0.21
Net realized and unrealized gain (loss) on investments             (0.14)        (0.50)         0.08         0.02          0.06
                                                            ------------  ------------  ------------ ------------  ---------------

Total from investment operations                                    0.22         (0.17)         0.42         0.36          0.27
                                                            ------------  ------------  ------------ ------------  ---------------

Less Distributions
Dividends from net investment income                                0.36          0.33          0.34         0.34          0.21
Distributions from realized gains on investments                       -             -             -            -             -
                                                            ------------  ------------  ------------ ------------  ---------------

Total Distributions                                                 0.36          0.33          0.34         0.34          0.21
                                                            ------------  ------------  ------------ ------------  ---------------

Net asset value at end of period                                 $  5.82       $  5.96       $  6.46      $  6.38       $  6.36
                                                            ============  ============  ============ ============  ===============
Total Return (%) *                                                  3.95         (2.65)         6.80         5.88          4.49 ++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                     1.66          1.63          1.64         1.87          2.16 +
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                          1.85          1.81          1.84         1.90          2.18 +
Ratio of net investment income to average net assets (%)            6.22          5.41          5.40         5.46          5.28+
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%)                      6.02          5.25          5.22         5.46          5.28 +
Portfolio turnover rate (%)                                          177           207           147          130           176
Net assets at end of period (000 omitted)                        $18,549       $20,703       $16,601      $ 8,115       $ 4,714

(A) Commenced operations April 1, 1996.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.
74

Sentinel Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds which are exempt from federal income taxes.


Sentinel Tax-Free Income Fund produced a total return of 7.74% for the fiscal year, outpacing the 6.95% average return of the Lipper Analytical Services universe of general municipal funds.

                         Sentinel Tax-Free Income Fund

For the fiscal year ended November 30, 2000, the Sentinel Tax-Free Income Fund produced a total return of 7.74% outpacing the 6.95% average return for the Lipper Analytical Services Inc. universe of general municipal debt funds. The Lehman Municipal Bond Index returned 8.18% for the same period.

Investors in tax-exempt mutual funds were rewarded with solid investment performance as municipal bond prices increased over the course of the year. Municipal interest rates fell in response to a slowdown in economic activity which was engineered by a series of interest rate increases by the Federal Reserve. The strong economic environment enabled municipal entities to increase reserves and financial flexibility. Credit quality remained excellent, with upgrades outpacing downgrades by a ratio of 4:1, according to Moody's. Municipal bonds are high quality investments, which offer good portfolio diversification in all market environments.

Portfolio strategy focused on maintaining broad sector diversification with an emphasis on high quality, liquid securities. At current prices, municipal bonds provide yields which compare favorably to corporate, government and mortgage backed securities for investors who are looking to maximize risk adjusted, after-tax cash flows in their fixed-income portfolios.

Looking ahead, it appears that the slowdown the Federal Reserve has been trying to implement is beginning to take hold. The big question is whether inflationary pressures have been contained. We will maintain our discipline of investing in high quality, call protected securities given the possibility that the next move by the Fed could be to cut interest rates in response to a slowing economy. We remain cautious on the outlook and will continue to study the economic data to determine the pace of economic growth and the general level of prices.

/s/ Kenneth J. Hart

Kenneth J. Hart

----------------------------------------
Average Annual Total Return
Through 11/30/00
                w/sales        w/o sales
Period          charge+         charge

 1 Year         3.43%           7.74%
----------------------------------------
 5 Years        3.78%           4.64%
----------------------------------------
10 Years        6.05%           6.48%
----------------------------------------

+ Sales charge applicable to year of initial investment.

================================================================================
Sentinel Tax-Free Income Fund Performance
Ten Years Ended 11/30/00

                                    [GRAPH]


         10,000        10,000        10,000
         10,577        11,010        11,026
         11,636        12,235        12,132
         13,022        13,636        13,477
         12,364        12,752        12,769
         14,346        15,121        15,182
         14,965        15,864        16,074
         15,991        16,961        17,227
         17,182        18,140        18,563
         16,702        17,503        18,364
         17,994        18,720        19,867

Chart Ending Values & Legend
Ten years ended 11/30/00

Sentinel Tax-Free Income Fund                $17,994

Lehman Municipal Bond Index*                 $19,867

Lipper General Municipal Debt Fund Average   $18,720

*An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

Sentinel Tax-Free Income Fund
Investment in Securities
at November 30, 2000
--------------------------------------------------------------------------------
                                       Principal Amount       Value
                                          (M=$1,000)         (Note 1)
--------------------------------------------------------------------------------
Bonds 98.0%
California 8.5%
Foothill/Eastern CA Toll
  5.750%, 01/15/40                          2,000M         $ 1,945,320
Foothill/Eastern CA Toll
  6.50%, 01/01/32                           3,500M           3,925,390
                                                         -------------
                                                             5,870,710
                                                         -------------
Connecticut 3.4%
Bridgeport Ref. A
  6.125%, 03/01/05                          2,250M           2,330,708
                                                         -------------
Delaware 0.8%
Health Facility Authority
  (MBIA)
  7.625%, 11/01/10                            500M             524,065
                                                         -------------
Florida 1.7%
Orange County Healthcare A
  (Prerefunded) (MBIA)
  6.250%, 10/01/13                          1,060M           1,183,161
                                                         -------------
Georgia 0.8%
State Housing &
  Finance Authority
  6.550%, 12/01/27                            550M             567,501
                                                         -------------
Hawaii 1.5%
Hawaii State Dept
  of Budget and Finance
  7.650%, 07/01/19                          1,000M           1,038,150
Hawaii State Housing Finance
  7.800%, 07/01/29                              5M               5,035
                                                         -------------
                                                             1,043,185
                                                         -------------
Idaho 0.3%
Idaho Housing Agency
  Series D-1
  8.000%, 01/01/20                            165M             175,542
                                                         -------------
Illinois 15.0%
Berwyn Corp. (AMBAC)
  4.250%, 12/01/15                          1,695M           1,497,872
Illinois Chicago University
  Aux. (MBIA)
  5.500%, 12/01/23                          1,000M             998,700
Illinois Housing
  Development Authority
  7.000%, 07/01/10                            990M           1,035,085
Illinois Metro Peir-McCormick
  (FGIC)
  5.375%, 12/15/18                          2,250M           2,233,283
IL MC Henry County
  School (FSA)
  5.850%, 01/01/16                          1,000M           1,069,100
Illinois State Sales
  Tax Revenue
  6.500%, 06/15/13                          1,000M           1,137,380
Illinois State Sales
  Tax Revenue
  6.000%, 06/15/12                          2,180M           2,375,197
                                                         -------------
                                                            10,346,617
                                                         -------------
Indiana 2.5%
Indianapolis IN Economic
  Dev. Revenue
  7.800%, 12/01/17                             55M              56,100
St. Joseph Educational Revenue
  5.000%, 03/01/27                          1,775M           1,636,177
                                                         -------------
                                                             1,692,277
                                                         -------------
Kansas 0.1%
Kansas City Leavenworth
  Cnty. & City of Lenexa
  Series A - Mtg. Rev
  8.400%, 05/01/15                             65M              65,688
                                                         -------------
Louisiana 1.5%
New Orleans Ref. (FGIC)
  5.500%, 12/01/17                          1,000M           1,027,870
                                                         -------------
Massachusetts 5.9%
Massachusetts State
  G/O (FGIC)
  6.000%, 08/01/09                          1,000M           1,091,500
Massachusetts State G/O
  6.875%, 07/01/10                          1,000M           1,033,820
Mass. State Health &
  Educational Facs. New England
  Baptist Hospital Revenue
  7.300%, 07/01/11                          1,000M           1,036,190
Mass. Water Revenue
  (MBIA)
  5.000%, 08/01/24                          1,000M             924,260
                                                         -------------
                                                             4,085,770
                                                         -------------
Michigan 0.3%
Michigan State Building
  Authority
  6.250%, 10/01/20                            170M             174,899
                                                         -------------
Missouri 1.5%
Central Missouri St
  University (MBIA)
  7.000%, 07/01/14                          1,000M           1,034,520
                                                         -------------
Nebraska 1.6%
Omaha Public Power District
  6.150%, 02/01/12                          1,000M           1,100,940
                                                         -------------
New Mexico 3.9%
Sante Fe County NM
  Revenue (FSA)
  6.000%, 02/01/27                          2,500M           2,690,250
                                                         -------------
New York 16.2%
New York City NY
  (Prerefunded)
  7.100%, 02/01/09                          1,105M           1,154,692
New York City NY
  7.100%, 02/01/09                             95M              99,108
NYC Municipal Water
  Fin. Authority
  7.000%, 06/15/09                            250M             256,045
New York NY Series G
  5.750%, 02/01/20                          1,600M           1,619,488
NY State Dorm. Authority
  6.375%, 07/01/08                          1,275M           1,336,213
NY State Dorm. Mental
  Health Services
  6.000%, 08/15/16                          2,800M           3,034,920
NY State Envir. Facs. Corp.
  7.250%, 06/15/10                             40M              41,410
NY State Environmental
  Facs. Corp.
  7.250%, 06/15/10                             10M              10,348
NY State Medical Care
  Facs. (Prerefunded)
  7.875%, 08/15/08                             70M              71,843
Triborough Bridge &
  Tunnel Authority
  6.000%, 01/01/12                          3,250M           3,555,468
                                                         -------------
                                                            11,179,535
                                                         -------------
Pennsylvania 6.3%
Lancaster Sewer Revenue
  (MBIA)
  4.500%, 04/01/18                          1,650M           1,466,817
Pennsylvania State G/O
  6.250%, 07/01/11                          2,000M           2,231,140
Southeast Delco School
  District (MBIA)
  0.000%, 02/01/10                          1,005M             634,326
                                                         -------------
                                                             4,332,283
                                                         -------------
Tennessee 3.2%
Lawrenceburg TN Electrical
  Revenue (MBIA)
  6.625%, 07/01/18                          1,910M           2,206,508
                                                         -------------
Texas 1.5%
North Central TX Health
  6.250%, 05/15/10                          1,000M           1,073,680
                                                         -------------
Utah 3.0%
Intermountain Power Agency
  5.000%, 07/01/21                          2,200M           2,044,944
Utah State Housing
  Finance Authority
  7.250%, 07/01/22                             10M              10,264
                                                         -------------
                                                             2,055,208
                                                         -------------

Vermont 6.1%
Vermont Education &
  Health Norwich
  6.000%, 09/01/13                          1,070M           1,082,615
Vermont Education &
  Health Norwich
  5.500%, 07/01/18                          2,295M           2,171,322
Vermont Education &
  Health St. Michaels
  7.050%, 10/01/16                            900M             956,403
                                                         -------------
                                                             4,210,340
                                                         -------------

                                                                     (continued)
76

Sentinel Tax-Free Income Fund
Investment in Securities (cont'd)
at November 30, 2000
---------------------------------------------------------------------
                                       Principal Amount     Value
                                          (M=$1,000)       (Note 1)
---------------------------------------------------------------------
Virginia 3.6%
VA Pocahontas Parkway
  5.500%, 08/15/28                          3,000M        $ 2,468,130
                                                        -------------
Washington 8.8%
Snohomish County
  Washington School Dist
  7.100%, 12/01/07                            500M            506,550
Washington State G/O
  6.200%, 03/01/11                          1,220M          1,346,392
Washington State
  Public Power
  7.625%, 07/01/10                            250M            255,555
Washington State Public
  Power (MBIA)
  7.125%, 07/01/16                          3,295M          3,954,362
                                                        -------------
                                                            6,062,859
                                                        -------------
Total Investments
  (Cost $64,889,522)*                                      67,502,246

Excess of Other Assets
  Over Liabilities 2.0%                                     1,347,547
                                                        -------------
Net Assets                                                $68,849,793
                                                        =============


--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 2000, net unrealized appreciation for federal income tax purposes aggregated $2,612,724 of which $3,399,262 related to appreciated securities and $786,538 related to depreciated securities.

  The following abbreviations are used in the portfolio descriptions:

  (AMBAC) - Guaranteed by AMBAC Indemnity Corp.

  (FGIC) - Guaranteed by Financial Guaranty Insurance Co.

  (FSA) - Guaranteed by Financial Security Assurance Inc.

  (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.

  G/O - General Obligation Bond


                                              See Notes to Financial Statements.

Sentinel Tax-Free Income Fund
Statement of Assets and Liabilities
at November 30, 2000
--------------------------------------------------------------------------------

Assets
Investments at value (Cost $64,889,522)                   $ 67,502,246
Cash and cash equivalents                                          886
Receivable for fund shares sold                                 39,246
Receivable for  interest                                     1,426,067
Receivable from fund administrator                               4,201
                                                        --------------
   Total Assets                                             68,972,646
                                                        --------------
Liabilities
Payable for fund shares repurchased                              4,371
Payable to custodian bank - Line of Credit                      50,000
Accrued expenses                                                 8,856
Management fee payable                                          30,072
Distribution fee payable                                        24,262
Fund service fee payable                                         5,292
                                                        --------------
   Total Liabilities                                           122,853
                                                        --------------
Net Assets Applicable to Outstanding Shares               $ 68,849,793
                                                        ==============
Net Asset Value and Offering Price per Share
$68,849,793 / 5,338,553 shares outstanding                $      12.90
Sales Charge -- 4.00% of offering price                           0.54
                                                        --------------
Maximum Offering Price                                    $      13.44
                                                        ==============
Net Assets Represent
Capital stock at par value                                $     53,386
Paid-in capital                                             66,921,412
Accumulated undistributed net investment income                  4,527
Accumulated undistributed net realized loss
   on investments                                             (742,256)
Unrealized appreciation of investments                       2,612,724
                                                        --------------
Net Assets                                                $ 68,849,793
                                                        ==============

Sentinel Tax-Free Income Fund
Statement of Operations
For the Year Ended November 30, 2000
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                   $ 4,310,231
                                                         -------------
Expenses:
Management advisory fee                                        393,476
Transfer agent fees                                             68,525
Custodian fees                                                  28,385
Distribution expense                                           147,595
Accounting services                                             22,580
Auditing fees                                                    6,500
Legal fees                                                       3,200
Reports and notices to shareholders                              4,250
Registration and filing fees                                    15,543
Directors' fees and expenses                                     6,812
Other                                                           13,519
                                                         -------------
   Total Expenses                                              710,385
   Expense Reimbursement                                      (145,429)
   Expense Offset                                               (6,885)
                                                         -------------
   Net Expenses                                                558,071
                                                         -------------
Net Investment Income                                        3,752,160
                                                         -------------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sales of investments                      (73,825)
Net change in unrealized appreciation (depreciation)         1,562,905
                                                         -------------
Net Realized and Unrealized Gain on Investments              1,489,080
                                                         -------------
Net Increase in Net Assets from Operations                 $ 5,241,240
                                                         =============


See Notes to Financial Statements.

Sentinel Tax-Free Income Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                   Year            Year
                                                                  Ended           Ended
                                                               11/30/00        11/30/99
                                                         --------------  --------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                      $  3,752,160    $  4,290,717
Net realized loss on sales of investments                       (73,825)       (668,431)
Net change in unrealized appreciation (depreciation)          1,562,905      (6,235,157)
                                                         --------------  --------------
Net increase (decrease) in net assets from operations         5,241,240      (2,612,871)
                                                         --------------  --------------
Distributions to Shareholders
From net investment income                                   (3,754,323)     (4,286,751)
From net realized gain on investments                                --      (1,104,934)
                                                         --------------  --------------
Total distributions to shareholders                          (3,754,323)     (5,391,685)
                                                         --------------  --------------
From Capital Share Transactions
Net proceeds from sales of shares                             6,491,208      38,537,008
Net asset value of shares in reinvestment
    of dividends and distributions                            2,517,553       3,857,794
                                                         --------------  --------------
                                                              9,008,761      42,394,802
Less: Payments for shares reacquired                        (27,620,607)    (37,098,950)
                                                         --------------  --------------
Increase (decrease) in net assets from
  capital share transactions                                (18,611,846)      5,295,852
                                                         --------------  --------------
Total Decrease in Net Assets for period                     (17,124,929)     (2,708,704)
Net Assets: Beginning of period                              85,974,722      88,683,426
                                                         --------------  --------------
Net Assets: End of period                                  $ 68,849,793    $ 85,974,722
                                                         ==============  ==============
Undistributed Net Investment Income
   at End of Period                                        $      4,527    $      6,690
                                                         ==============  ==============

See Notes to Financial Statements.

Sentinel Tax-Free Income Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
Class A Shares                                              11/30/00 (A)     11/30/99      11/30/98     11/30/97     11/30/96
                                                            ------------   ----------    ----------   ----------   ----------
Net asset value at beginning of period                        $    12.60    $   13.78      $  13.64     $  13.53     $  13.62
                                                            ------------   ----------    ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income                                               0.64         0.64          0.65         0.65         0.65
Net realized and unrealized gain (loss) on investments              0.30        (1.01)         0.33         0.24        (0.09)
                                                            ------------   ----------    ----------   ----------   ----------
Total from investment operations                                    0.94        (0.37)         0.98         0.89         0.56
                                                            ------------   ----------    ----------   ----------   ----------
Less Distributions
Dividends from net investment income                                0.64         0.64          0.65         0.65         0.65
Distributions from realized gains on investments                       -         0.17          0.19         0.13            -
                                                            ------------   ----------    ----------   ----------   ----------
Total Distributions                                                 0.64         0.81          0.84         0.78         0.65
                                                            ------------   ----------    ----------   ----------   ----------
Net asset value at end of period                              $    12.90    $   12.60      $  13.78     $  13.64     $  13.53
                                                            ============   ==========    ==========   ==========   ==========
Total Return (%) *                                                  7.74        (2.79)         7.45         6.86         4.31
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                     0.77         0.73          0.74         0.91         0.94
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                          0.96         0.91          0.92         0.95         0.97
Ratio of net investment income to average net assets (%)            5.08         4.84          4.77         4.84         4.86
Ratio of net investment income to average net assets
   before voluntary expense reimbursement (%)                       4.89         4.66          4.59         4.84         4.86
Portfolio turnover rate (%)                                            5           34            37           47          112
Net assets at end of period (000 omitted)                     $   68,850    $  85,975      $ 88,683     $ 87,935     $ 99,967

(A) Per share data calculated utilizing average daily shares outstanding.

  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.
80

Sentinel New York Tax-Free Income Fund seeks high current income exempt from federal and New York State income taxes, while seeking to control risk by investing in investment grade municipal bonds of New York issuers.

Sentinel New York Tax-Free Income Fund produced a total return of 9.40% for the fiscal year, outpacing the 7.57% average return for the Lipper Analytical Services universe of New York municipal funds and 8.18% return of the Lehman Municipal Bond Index.

                    Sentinel New York Tax-Free Income Fund

For the fiscal year ended November 30, 2000, the Sentinel New York Tax-Free Income Fund produced a total return of 9.40%, outpacing the 7.57% average return for the Lipper Analytical Services Inc. universe of New York municipal debt funds. The Lehman Municipal Bond Index returned 8.18% for the same period.

Investors in tax-exempt mutual funds were rewarded with solid investment performance as municipal bond prices increased over the course of the year. Municipal interest rates fell in response to a slowdown in economic activity which was engineered by a series of interest rate increases by the Federal Reserve. The strong economic environment enabled municipal entities to increase reserves and financial flexibility. Credit quality remained excellent with upgrades outpacing downgrades by a ratio of 4:1, according to Moody's. Municipal bonds are high quality investments, which offer good portfolio diversification in all market environments.

Portfolio strategy focused on maintaining broad sector diversification with an emphasis on high quality, liquid securities. At current prices, municipal bonds provide yields which compare favorably to corporate, government and mortgage backed securities for investors who are looking to maximize risk adjusted, after-tax cash flows in their fixed-income portfolios.

Looking ahead, it appears that the slowdown the Federal Reserve has been trying to implement is beginning to take hold. The big question is whether inflationary pressures have been contained. We will maintain our discipline of investing in high quality, call-protected securities given the possibility that the next move by the Fed could be to cut interest rates in response to a slowing economy. We remain cautious on the outlook and will continue to study the economic data to determine the pace of economic growth and the general level of prices.

/s/ Kenneth J. Hart

Kenneth J. Hart

--------------------------------------------
Average Annual Total Return Through 11/30/00

               w/sales         w/o sales
Period         charge+          charge

1 Year          5.02%            9.40%
--------------------------------------------
3 Years         3.22%            4.64%
--------------------------------------------
5 Years         4.39%            5.25%
--------------------------------------------
Since
Inception*      5.16%            5.91%
--------------------------------------------
*3/27/95

+ Sales charge applicable to year of initial investment.

================================================================================
Sentinel New York Tax-Free Income Fund Performance
3/27/95 inception through 11/30/00

                             [GRAPH]

      Sentinel NY    Lipper NY
       Tax-Free    Municipal Debt  Lehman Municipal
      Income Fund   Fund Average     Bond Index*

         10,000
          9,549        10,000          10,000
         10,302        10,801          10,866
         10,782        11,304          11,505
         11,614        12,072          12,329
         12,577        12,925          13,286
         12,162        12,439          13,144
         13,305        13,380          14,219

Chart Ending Values & Legend
3/27/95 inception through 11/30/00

Sentinel NY Tax-Free Income Fund            $13,305

Lehman Municipal Bond Index*                $14,219

Lipper NY Municipal Debt Fund Average       $13,380

* An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

Sentinel New York Tax-Free Income Fund
Investment in Securities
at November 30, 2000
--------------------------------------------------------------------------------
                                   Principal Amount         Value
                                     (M=$1,000)            (Note 1)
--------------------------------------------------------------------------------
Bonds 92.8%
New York 79.2%
City University NY
  Certificate of Participation
  5.75%, 08/15/05                        300M           $   313,752
Clifton Park NY
  Water Authority Revenue
  5.00%, 10/01/29 (FGIC)                 650M               596,212
Coxsackie Athens NY
  Central School District
  5.50%, 06/15/13 (FSA)                  260M               269,158
Dutchess County NY G/O
  5.00%, 06/15/17                        325M               314,346
Long Island NY
  Electric Power Revenue
  5.25%, 12/01/26                        200M               187,360
Metro Transportation Authority
  5.75%, 07/01/13                        250M               264,698
  5.00%, 04/01/23 (FGIC)                 250M               233,110
Monroe County G/O
  6.00%, 03/01/14                        250M               274,737
Monroe County
  Industrial Dev. Agency
  5.375%, 04/01/29                       510M               462,443
Monroe Woodbury
  Central School Dist
  5.625%, 05/15/22 (MBIA)                250M               252,030
New York City Municipal
  Water Fin. Auth
  6.00%, 06/15/17                        100M               103,216
  5.75%, 06/15/20 (MBIA)                 220M               223,320
  5.875%, 06/15/25 (MBIA)                500M               510,980
  5.125%, 06/15/30 (FGIC)                300M               280,350
New York NY G/O Series G
  5.75%, 02/01/20                        400M               404,872
New York NY Transitional
  Fin. Auth
  4.75%, 11/01/18                        200M               183,454
  5.00%, 05/01/29                        500M               458,885
New York State Dorm
  Authority Revenue
  4201 Schools Program
  5.00%, 07/01/10                        250M               251,312
City University System
  5.625%, 07/01/16                       250M               259,338
  5.375%, 07/01/25 (AMBAC)               200M               196,116
Department of Health
  5.50%, 07/01/20                        125M               123,959
Fordham University (FGIC)
  5.75%, 07/01/15                        215M               221,906
Memorial Sloan Kettering
  Cancer Center
  5.50%, 07/01/23 (MBIA)                 500M               505,800
Mental Health Services
  5.70%, 08/15/09                        250M               264,555
  5.50%, 08/15/17                        600M               603,876
  4.50%, 08/15/28 (AMBAC)                500M               419,330
Nursing Home-Hebrew Home
  5.625%, 02/01/17                       185M               186,609
NY Medical College
  4.75%, 07/01/27 (MBIA)                 250M               219,227
State Univ. Educ. Fac. - Ser A
  7.20%, 05/15/06                        200M               211,678
  6.375%, 05/15/14                       250M               266,052
State Univ. Educ. Fac. - Ser B
  4.75%, 05/15/28                        250M               217,235
St. Johns Univ
  5.25%, 07/01/18 (MBIA)                 205M               201,987
Wyckoff Heights Medical Ctr
  5.3%, 08/15/21                         250M               237,335
New York State
 Environmental Facilities
  5.75%, 01/15/13                        250M               262,768
  5.75%, 03/15/13                        300M               304,797
New York State Environmental
  Water Revenue
  7.25%, 06/15/10                          5M                 5,174
  7.25%, 06/15/10 (Prerefunded)           55M                56,939
New York State Housing
  Finance Agency
  5.625%, 05/01/02                       250M               253,540
New York State Local Govt
  Assistance Corp.
  7.00%, 04/01/08                        100M               105,330
  5.375%, 04/01/16 (AMBAC)               300M               302,679
New York State Medical
  Care Facilities
  7.875%, 08/15/20                        10M                10,255
  7.30%, 02/15/21                         10M                10,354
  7.30%, 02/15/21                         15M                15,604
Hospitals & Nursing Homes
  6.45%, 02/15/09
  (Prerefunded)                           95M                99,404
  6.45%, 02/15/09
  (Prerefunded)                          115M               122,061
New York State Thruway
  Auth. Service Contract
  6.25%, 04/01/14                        200M               217,388
New York State Urban
  Development Corp.
  6.00%, 01/01/15 (AMBAC)                485M               516,729
  5.70%, 04/01/20                        250M               257,387
  4.75%, 01/01/28 (AMBAC)                250M               218,585
North Hempstead NY G/O
  6.00%, 07/15/15 (FGIC)                 500M               535,000
Saint Lawrence University
  5.625%, 07/01/13 (MBIA)                250M               258,085
Suffolk County NY Judicial
  Svc. Agreement
  5.75%, 10/15/13 (AMBAC)                500M               531,990
Suffolk County NY
  Water Authority
  5.625%, 06/01/16 (AMBAC)               170M               172,115
Triborough Bridge &
  Tunnel Authority
  6.00%, 01/01/12                        250M               273,498
  6.875%, 01/01/15                        65M                66,412
  5.125%, 01/01/22                       250M               237,780
United Nations Development
  Corp
  6.00%, 07/01/12                        250M           $   264,340
                                                      -------------
                                                         14,817,452
                                                      -------------
Puerto Rico 13.6%
Puerto Rico Children's
  Trust Fund
  6.00%, 07/01/26                        500M               501,055
Puerto Rico Commonwealth
  5.375%, 07/01/21 (MBIA)                255M               256,119
  5.40%, 07/01/25                        300M               296,766
Puerto Rico Commonwealth
  Hwy. & Trans. Auth
  5.75%, 07/01/16 (MBIA) 500M                               528,800
Puerto Rico Electric
  Power Authority
  4.50%, 07/01/18 (MBIA)                 300M               275,991
Puerto Rico Indl. Tourist Edl
  Med. & Envir. Ctl. Facs
  5.00%, 10/01/22 (MBIA)                 300M               287,298
Puerto Rico Public
  Building Authority
  5.75%, 07/01/15                        400M               409,160
                                                      -------------
                                                          2,555,189
                                                      -------------
Total Bonds
  (Cost $17,137,522)                                     17,372,641
                                                      -------------
Short-Term Investments 4.6%
Provident New York
  Money Fund 3.95% (a)
  (Cost $865,000)                        865M               865,000
                                                      -------------
Total Investments
  (Cost $18,002,522)*                                    18,237,641


Excess of Other Assets
   Over Liabilities 2.6%                                    480,493
                                                      -------------
Net Assets                                              $18,718,134
                                                      =============

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 2000, net unrealized appreciation for federal income tax purposes aggregated $235,119 of which, $490,901 related to appreciated securities and $255,782 related to depreciated securities.

(a) Variable rate security that may be tendered back to issuer at par.

    The following abbreviations are used in the portfolio descriptions:

    (AMBAC) - Guaranteed by American Municipal Bond Association Corp.

    (FGIC) - Guaranteed by Financial Guaranty Insurance Co

    (FSA) - Guaranteed by Financial Security Assurance, Inc.

    (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.

    G/O - General Obligation Bond


                                              See Notes to Financial Statements.
82

Sentinel New York Tax-Free Income Fund
Statement of Assets and Liabilities
at November 30, 2000
--------------------------------------------------------------------------------

Assets
Investments at value (Cost $18,002,522 )                           $ 18,237,641
Cash and cash equivalents                                               242,072
Receivable for fund shares sold                                         194,948
Receivable for  interest                                                300,407
Receivable from fund administrator                                       12,500
                                                                 --------------
   Total Assets                                                      18,987,568
                                                                 --------------
Liabilities
Payable for securities purchased                                        250,606
Accrued expenses                                                          3,740
Management fee payable                                                    7,986
Distribution fee payable                                                  6,237
Fund service fee payable                                                    865
                                                                 --------------
   Total Liabilities                                                    269,434
                                                                 --------------
Net Assets Applicable to Outstanding Shares                        $ 18,718,134
                                                                 ==============
Net Asset Value and Offering Price Per Share
$18,718,134 / 1,614,558 shares outstanding                         $      11.59
Sales Charge -- 4.00% of Offering Price                                    0.48
                                                                 --------------
Maximum Offering Price Per Share                                   $      12.07
                                                                 ==============
Net Assets Represent
Capital stock at par value                                         $     16,146
Paid-in capital                                                      18,787,439
Accumulated undistributed net investment income                             320
Accumulated undistributed net realized loss
   on investments                                                      (320,890)
Unrealized appreciation of investments                                  235,119
                                                                 --------------
Net Assets                                                         $ 18,718,134
                                                                 ==============

Sentinel New York Tax-Free Income Fund
Statement of Operations
For the Year Ended November 30, 2000
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                            $   928,139
                                                                  -------------
Expenses:
Management advisory fee                                                  89,325
Transfer agent fees                                                       7,500
Custodian fees                                                            4,352
Distribution expense                                                     33,498
Accounting services                                                       5,100
Auditing fees                                                             3,000
Legal fees                                                                  900
Reports and notices to shareholders                                         800
Registration and filing fees                                              2,787
Directors' fees and expenses                                              1,571
Other                                                                    11,269
                                                                  -------------
   Total Expenses                                                       160,102
   Expense Reimbursement                                               (156,000)
   Expense Offset                                                        (4,102)
                                                                  -------------
   Net Expenses                                                              --
                                                                  -------------
Net Investment Income                                                   928,139
                                                                  -------------

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sales of investments                               (10,660)
Net change in unrealized appreciation (depreciation)                    631,658
                                                                  -------------
Net Realized and Unrealized Gain on Investments                         620,998
                                                                  -------------
Net Increase in Net Assets from Operations                          $ 1,549,137
                                                                  =============


See Notes to Financial Statements.

Sentinel New York Tax-Free Income
Fund Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                     Year            Year
                                                                    Ended           Ended
                                                                 11/30/00        11/30/99
                                                           --------------  --------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                        $    928,139    $    825,053
Net realized loss on sales of investments                         (10,660)       (310,229)
Net change in unrealized appreciation (depreciation)              631,658      (1,124,860)
                                                           --------------  --------------
Net increase (decrease) in net assets from operations           1,549,137        (610,036)
                                                           --------------  --------------
Distributions to Shareholders
From net investment income                                       (928,586)       (824,836)
From realized gain on investments                                      --          (1,773)
                                                           --------------  --------------
Total distributions to shareholders                              (928,586)       (826,609)
                                                           --------------  --------------
From Capital Share Transactions
Net proceeds from sales of shares                               3,667,640       8,896,645
Net asset value of shares in reinvestment
    of dividends and distributions                                675,724         630,118
                                                           --------------  --------------
                                                                4,343,364       9,526,763
Less: Payments for shares reacquired                           (2,420,795)     (3,892,736)
                                                           --------------  --------------
Increase in net assets from capital share transactions          1,922,569       5,634,027
                                                           --------------  --------------
Total Increase in Net Assets for period                         2,543,120       4,197,382
Net Assets: Beginning of period                                16,175,014      11,977,632
                                                           --------------  --------------
Net Assets: End of period                                    $ 18,718,134    $ 16,175,014
                                                           ==============  ==============
Undistributed Net Investment Income
    at End of Period                                         $        320    $        767
                                                           ==============  ==============

See Notes to Financial Statements.
84

Sentinel New York Tax-Free Income Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------


                                                              Year Ended   Year Ended     Year Ended   Year Ended  Year Ended
Class A Shares                                              11/30/00 (A)     11/30/99       11/30/98     11/30/97    11/30/96
                                                            ------------   ----------     ----------   ----------  ----------
Net asset value at beginning of period                        $    11.20   $    12.19      $   11.88     $  11.72    $  11.72
                                                            ------------   ----------     ----------   ----------  ----------
Income (Loss) from Investment Operations
Net investment income                                               0.63         0.60           0.62         0.60        0.53
Net realized and unrealized gain (loss) on investments              0.39        (0.99)          0.34         0.25          --
                                                            ------------   ----------     ----------   ----------  ----------
Total from investment operations                                    1.02        (0.39)          0.96         0.85        0.53
                                                            ------------   ----------     ----------   ----------  ----------
Less Distributions
Dividends from net investment income                                0.63         0.60           0.62         0.60        0.53
Distributions from realized gains on investments                      --           --           0.03         0.09          --
                                                            ------------   ----------     ----------   ----------  ----------
Total Distributions                                                 0.63         0.60           0.65         0.69        0.53
                                                            ------------   ----------     ----------   ----------  ----------
Net asset value at end of period                              $    11.59   $    11.20      $   12.19     $  11.88    $  11.72
                                                            ============   ==========     ==========   ==========  ==========
Total Return (%) *                                                  9.40        (3.30)          8.29         7.65        4.75
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                     0.02           --             --         0.30        1.04
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                          0.96         0.96           1.01         1.09        1.10
Ratio of net investment income to average net assets (%)            5.54         5.13           5.17         5.31        4.65
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%)                      4.61         4.20           4.19         4.57        4.65
Portfolio turnover rate (%)                                            4           31              6           21          48
Net assets at end of period (000 omitted)                     $   18,718   $   16,175      $  11,978     $  7,704    $  5,749


(A) Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

Sentinel Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds including direct obligations of the U.S. Treasury, the U.S. government, its agencies and instrumentalities.

Sentinel Government Securities Fund produced a total return of 9.72% for the fiscal year, well above the 8.95% average return of the Lipper Analytical Services universe of U.S. government funds.

                      Sentinel Government Securities Fund

For the fiscal year ended November 30, 2000, the Sentinel Government Securities Fund's 12-month total return was 9.72%, well above the 8.95% return of the Lipper U.S. Government Fund Average. The Lehman Government Bond Index and the Lehman Mortgage-Backed Securities Index returned 10.31% and 9.13%, respectively, over the same period.

The twelve-month period ended November 30, 2000 can be categorized as yet another year of high volatility with respect to the direction of interest rates, the shape of the U.S. Treasury yield curve, and the relative spreads of mortgage-backed securities (MBS). Investors faced the turn of the century with much trepidation, fearing collapses in the global financial system as a result of Y2K computer problems. As Y2K turned out to be a nonevent, investors went on a buying spree, sending the U.S. equity markets to all-time highs. Simultaneously, the Federal Reserve resumed its tightening of monetary policy, sending interest rates higher in an effort to slow the U.S. economy.

The watershed event for the fixed-income market occurred in January 2000, as the U.S. Treasury Department announced a further reduction in supply, eliminating both the frequency and amounts of future auctions, and unveiling the details of its debt repurchase or "buyback" program. As bond market participants realized that the buybacks would be a routine feature of federal financing activities and that the repurchases would be concentrated in the long-end of the yield curve, long-maturity U.S. Treasuries staged a powerful rally with yields declining between 75 and 90 basis points. This led to a dramatic inversion of the U.S. Treasury yield curve, not seen since 1989, as long-term yields fell below their short-and-intermediate counterparts by a wide margin. This pungent movement in U.S. Treasuries wreaked havoc on the other sectors of the fixed-income markets, most notably in federal agencies, mortgage- backed securities and corporate bonds. As U.S. Treasuries rallied, yields on federal agencies and mortgage-backed securities remained virtually

----------------------------------------
Average Annual Total Return
Through 11/30/00

                  w/sales      w/o sales
Period            charge+        charge

 1 Year             5.34%         9.72%
----------------------------------------
 5 Years            4.56%         5.42%
----------------------------------------
10 Years            6.74%         7.17%
----------------------------------------

+ Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel Government Securities Fund Performance
Ten Years Ended 11/30/00

                                    [GRAPH]

         Sentinel          Lipper Gen'l.     Lehman
         Government        U.S. Government   Government    Lehman
         Securities Fund   Fund Average      Bond Index+   Mortgage Index

Nov-90       10,000            10,000          10,000          10,000
Nov-91       10,900            11,259          11,324          11,534
Nov-92       11,837            12,181          12,348          12,425
Nov-93       13,089            13,550          13,841          13,339
Nov-94       12,502            12,905          13,344          13,125
Nov-95       14,741            15,143          15,666          15,262
Nov-96       15,200            15,810          16,497          16,365
Nov-97       16,301            16,858          17,709          17,664
Nov-98       17,935            18,395          19,613          18,985
Nov-99       17,490            18,009          19,343          19,467
Nov-00       19,191            19,621          21,337          21,245

Chart Ending Values & Legend
Ten years ended 11/30/00

Sentinel Government Securities Fund            $19,191

Lipper Gen'l U.S. Government Fund Average      $19,621

Lehman Government Bond Index+                  $21,337

Lehman Mortgage Index                          $21,245

* An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Indices and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results.

unchanged, resulting in a significant widening in relative spreads.

As evidence of a slowing U.S. economy grew in the second and third quarters of 2000, short-and-intermediate maturity U.S. Treasuries outperformed longer maturities and the U.S. Treasury yield curve reverted back to a more normal slope. The spread sectors of the fixed-income markets generally outperformed U.S. Treasuries in the latter part of 2000.

Over the fiscal year, the Fund gradually reduced its portfolio duration from 6.7 years to 5.9 years. Exposure to the mortgaged-backed securities sector fell from 66% of investments to 52% over the period. The Fund actively engaged in U.S. Treasury dollar rolls, an income enhancing strategy, which added approximately 32 basis points to the Fund's return. The Fund's exposure to long-maturity U.S. Treasury bonds and its relative underweighting to the mortgaged-backed securities sector made the largest contributions to the Fund's strong relative performance.

In summary, we are adamantly committed to achieving the Fund's goals of high current income and capital preservation through all market conditions, and appreciate your continued support.

/s/ David M. Brownlee

David M. Brownlee, CFA

Sentinel Government Securities Fund
Investment in Securities
at November 30, 2000
--------------------------------------------------------------------------------
                                                 Principal Amount      Value
                                                    (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
U.S. Government Obligations 106.7%
U.S. Treasury Obligations 43.8%
5-Year:
  Note 4.25%, '03                                      5,000M      $  4,822,900
                                                                  -------------
10-Year:
  Note 5.75%, '10                                      7,000M         7,157,500
                                                                  -------------
30-Year:
  Bond 7.25%, '16                                      3,000M         3,463,500
  Bond 7.125%, '23                                     2,000M         2,338,520
  Bond 6.25%, '30                                      8,000M         8,760,000
                                                                  -------------
                                                                     14,562,020
                                                                  -------------
Total U.S. Treasury Obligations                                      26,542,420
                                                                  -------------
U.S. Government Agency Obligations 62.9%
Federal Home Loan Mortgage Corporation 13.2%
Mortgage-Backed Securities:
15-Year:
  9.5%, '05                                              242M           252,236
  9%, '06                                                 26M            26,676
                                                                  -------------
                                                                        278,912
                                                                  -------------
30-Year:
  8.25%, '05                                              22M            22,507
  11%, '09                                                 7M             7,714
  11%, '15                                                21M            22,700
  11%, '15                                                14M            15,568
  11%, '15                                                19M            20,754
  8%, '17                                                195M           202,589
  9%, '17                                              1,243M         1,301,028
  11%, '17                                                 5M             5,733
  11%, '17                                                56M            60,891
  7.5%, '18                                            1,178M         1,209,215
  8.5%, '18                                            2,955M         3,091,987
  7.5%, '24                                            1,713M         1,750,253
                                                                  -------------
                                                                      7,710,939
                                                                  -------------
Total Federal Home Loan
  Mortgage Corporation                                                7,989,851
                                                                  -------------
Federal National Mortgage Association 29.4%
Mortgage-Backed Securities:
15-Year:
  8.25%, '02                                              23M            23,354
  9.75%, '04                                              74M            78,277
  8.5%, '11                                              592M           607,430
                                                                  -------------
                                                                        709,061
                                                                  -------------
30-Year:
  9.25%, '09                                             158M           164,176
  8%, '16                                                248M           255,303
  10.5%, '17                                             853M           929,144
  10%, '18                                               325M           346,004
  10%, '18                                               447M           476,029
  10%, '19                                               293M           309,014
  10.5%, '19                                             716M           780,380
  10%, '24                                               752M           802,252
  9.5%, '25                                              668M           694,757
  8%, '27                                              1,739M         1,775,130
  8%, '27                                                652M           665,624
  8%, '27                                              1,309M         1,336,237
  8%, '28                                                761M           777,387
  6%, '29                                              2,137M         2,035,957
  6%, '29                                                791M           752,460
  6%, '29                                              2,221M         2,113,849
  6%, '29                                              1,456M         1,385,774
  6.5%, '29                                            1,567M         1,526,107
                                                                  -------------
                                                                     17,125,584
                                                                  -------------
Total Federal National
  Mortgage Association                                               17,834,645
                                                                  -------------
Government National Mortgage Association 8.3%
Mortgage-Backed Securities:
10-Year:
  7%, '03                                                347M           353,338
  7%, '03                                                489M           497,813
                                                                  -------------
                                                                        851,151
                                                                  -------------
15-Year:
  7.5%, '15                                            1,182M         1,205,709
                                                                  -------------
30-Year:
  7.95%, '21                                           1,510M         1,559,092
  8.75%, '30                                           1,417M         1,456,068
                                                                  -------------
                                                                      3,015,160
                                                                  -------------
Total Government National
  Mortgage Association                                                5,072,020
                                                                  -------------
Student Loan Marketing Association 12.0%
Agency Discount Note:
  6.39%, 12/04/00                                      7,300M         7,296,113
                                                                  -------------
Total U.S. Government
  Agency Obligations                                                 38,192,629
                                                                  -------------
Total U.S. Government Obligations
  (Cost $63,455,997)                                                 64,735,049
                                                                  -------------
Corporate Short-Term Notes 14.6%
CIT Group Holdings
  6.59%, 01/09/01                                      3,000M         2,978,582
G.E. Capital Corp.
  6.5%, 12/20/00                                       2,200M         2,192,453
IBM Credit Corp.
  6.53%, 01/09/01                                      3,000M         2,978,778
UBS Finance
  6.57%, 12/01/00                                        700M           700,000
                                                                  -------------
Total Corporate Short-Term Notes
  (Cost $8,849,813)                                                   8,849,813
                                                                  -------------
Total Investments
  (Cost $72,305,810)*                                                73,584,862

Excess of Liabilities
  Over Other Assets (21.3%)                                         (12,934,333)
                                                                  -------------
Net Assets                                                         $ 60,650,529
                                                                  =============

--------------------------------------------------------------------------------
* Cost for federal income tax purposes is substantially similar. At November 30, 2000 unrealized appreciation for federal income tax purposes aggregated $1,279,052 of which $1,334,042 related to appreciated securities and $54,990 related to depreciated securities.

                                              See Notes to Financial Statements.
88

Sentinel Government Securities Fund
Statement of Assets and Liabilities
at November 30, 2000
--------------------------------------------------------------------------------

Assets
Investments at value (Cost $72,305,810)                            $ 73,584,862
Cash and cash equivalents                                                90,802
Receivable for securities sold                                        2,416,701
Receivable for fund shares sold                                           3,146
Receivable for interest                                                 435,367
Receivable from fund administrator                                          661
                                                                 --------------
   Total Assets                                                      76,531,539
                                                                 --------------
Liabilities
Payable for securities purchased                                     15,736,735
Payable for fund shares repurchased                                      68,960
Accrued expenses                                                         18,179
Management fee payable                                                   26,333
Distribution fee payable                                                 24,393
Fund service fee payable                                                  6,410
                                                                 --------------
   Total Liabilities                                                 15,881,010
                                                                 --------------
Net Assets Applicable to Outstanding Shares                        $ 60,650,529
                                                                 ==============
Net Asset Value and Offering Price Per Share
$60,650,529 / 6,180,377 shares outstanding                         $       9.81
Sales Charge -- 4.00% of Offering Price                                    0.41
                                                                 --------------
Maximum Offering Price Per Share                                   $      10.22
                                                                 ==============
Net Assets Represent
Capital stock at par value                                         $     61,804
Paid-in capital                                                      67,435,033
Accumulated distributions in excess of
   net investment income                                                 (3,135)
Accumulated undistributed net realized loss
   on investments                                                    (8,122,225)
Unrealized appreciation of investments                                1,279,052
                                                                 --------------
Net Assets                                                         $ 60,650,529
                                                                 ==============

Sentinel Government Securities Fund
Statement of Operations
For the Year Ended November 30, 2000
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                           $  4,550,875
                                                                 --------------
Expenses:
Management advisory fee                                                 321,067
Transfer agent fees                                                      88,000
Custodian fees                                                           27,718
Distribution expense                                                    120,416
Accounting services                                                      18,400
Auditing fees                                                             6,000
Legal fees                                                                3,750
Reports and notices to shareholders                                       8,000
Registration and filing fees                                             15,250
Directors' fees and expenses                                              5,593
Other                                                                     6,774
                                                                 --------------
   Total Expenses                                                       620,968
   Expense Reimbursement                                               (100,151)
   Expense Offset                                                       (16,968)
                                                                 --------------
   Net Expenses                                                         503,849
                                                                 --------------
Net Investment Income                                                 4,047,026
                                                                 --------------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sales of investments                              (428,780)
Net change in unrealized appreciation (depreciation)                  1,911,944
                                                                 --------------
Net Realized and Unrealized Gain on Investments                       1,483,164
                                                                 --------------
Net Increase in Net Assets from Operations                         $  5,530,190
                                                                 ==============

See Notes to Financial Statements.

Sentinel Government Securities Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                 Year            Year
                                                                Ended           Ended
                                                             11/30/00        11/30/99
                                                       --------------  --------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                    $  4,047,026    $  4,590,036
Net realized loss on sales of investments                    (428,780)     (4,769,780)
Net change in unrealized appreciation (depreciation)        1,911,944      (1,694,567)
                                                       --------------  --------------
Net increase (decrease) in net assets from operations       5,530,190      (1,874,311)
                                                       --------------  --------------
Distributions to Shareholders
From net investment income                                 (4,024,408)     (4,572,531)
From  net realized gain on investments                              -               -
                                                       --------------  --------------
Total distributions to shareholders                        (4,024,408)     (4,572,531)
                                                       --------------  --------------
From Capital Share Transactions
Net proceeds from sales of shares                           9,932,057      14,232,925
Net asset value of shares in reinvestment
    of dividends and distributions                          3,116,488       3,543,956
                                                       --------------  --------------
                                                           13,048,545      17,776,881
Less: Payments for shares reacquired                      (19,040,080)    (22,692,243)
                                                       --------------  --------------
Decrease in net assets from capital share transactions     (5,991,535)     (4,915,362)
                                                       --------------  --------------
Total Decrease in Net Assets for period                    (4,485,753)    (11,362,204)
Net Assets: Beginning of period                            65,136,282      76,498,486
                                                       --------------  --------------
Net Assets: End of period                                $ 60,650,529    $ 65,136,282
                                                       ==============  ==============
Distributions in Excess of Net Investment Income
   at End of Period                                      $     (3,135)   $    (11,828)
                                                       ==============  ==============

See Notes to Financial Statements.
90

Sentinel Government Securities Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------



                                                              Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
Class A Shares                                              11/30/00 (A)     11/30/99      11/30/98     11/30/97     11/30/96
                                                         --------------- ------------ ------------- ------------ ------------
Net asset value at beginning of period                     $        9.56   $    10.46   $     10.09   $    10.00   $    10.30
                                                         --------------- ------------ ------------- ------------ ------------
Income (Loss) from Investment Operations
Net investment income                                               0.64         0.64          0.61         0.59         0.61
Net realized and unrealized gain (loss) on investments              0.25        (0.90)         0.37         0.09        (0.30)
                                                         --------------- ------------ ------------- ------------ ------------
Total from investment operations                                    0.89        (0.26)         0.98         0.68         0.31
                                                         --------------- ------------ ------------- ------------ ------------
Less Distributions
Dividends from net investment income                                0.64         0.64          0.61         0.59         0.61
Distributions from realized gains on investments                       -            -             -            -            -
                                                         --------------- ------------ ------------- ------------ ------------
Total Distributions                                                 0.64         0.64          0.61         0.59         0.61
                                                         --------------- ------------ ------------- ------------ ------------
Net asset value at end of period                           $        9.81   $     9.56   $     10.46   $    10.09   $    10.00
                                                         =============== ============ ============= ============ ============
Total Return (%) *                                                  9.72        (2.49)        10.02         7.15         3.22
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                     0.87         0.84          0.91         0.98         1.00
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                          1.03         0.98          0.99         0.99         1.01
Ratio of net investment income to average net assets (%)            6.72         6.46          6.02         6.15         6.18
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%)                      6.56         6.34          5.94         6.15         6.18
Portfolio turnover rate (%)                                          232          330           355          249          614
Net assets at end of period (000 omitted)                  $      60,651   $   65,136   $    76,498   $   75,810   $   92,299

(A) Per share data calculated utilizing average daily shares outstanding.

  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

Sentinel Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing at least 65% of its assets in U.S. government securities with average maturities of from two to five years.

The Fund's exposure to mortgage-backed securities and its relatively short duration made the largest contributions to the Fund's performance during the period.

                    Sentinel Short Maturity Government Fund

For the fiscal year ended November 30, 2000, the Sentinel Short Maturity Government Fund produced a total return of 6.70%. This compares favorably to an average return of 6.84% as reported by Lipper Analytical Services Inc. for Short U.S. Government Funds. The Lehman 1-3 Year Government Index returned 6.95% for the same period.

The investment goal of the Fund is to provide a high level of current income, consistent with safety of principal, by investing in U.S. government securities, including its agencies and instrumentalities. The Fund attempts to earn a competitive yield and rate of return between that of a money market fund and that provided by a long-term government bond fund. At least 65% of the Fund's assets are invested in U.S. government securities with an average maturity of less than 3 years. Included in this group of securities are U.S. Treasury and agency issues, as well as mortgage-backed securities (MBS) issued by instrumentalities of the U.S. government. The investment strategy of the Fund is to be at least 95% invested in all market environments, with a primary focus on yield, as the price appreciation/depreciation of short maturity securities is fairly limited over a 12-month investment horizon. In addition, yield and total return are highly, positively correlated for short duration instruments over short investment horizons. The Fund's target duration is 2.0 years, managed within a range of 1.5 to 2.5 years.

After initially rising 25 to 35 basis points, U.S. Treasury securities staged a powerful rally as the U.S. Treasury commenced its debt repurchase or "buyback" program. Over the fiscal year, yields on long and intermediate maturity U.S. Treasuries fell 68 basis points while yield on short U.S. Treasury Notes declined 40 basis points. The Federal Reserve tightened monetary policy three times totaling 100 basis points, raising its target Federal Funds rate to 6.5%. Weakness in global equity markets and a slowing U.S. economy were the catalysts for this decline in interest rates.

As of November 30, 2000, the Fund was positioned with 84% of assets in short-term mortgage-backed securities, 14% in U.S. Treasury Notes, and 2% in short-term notes. The Fund utilizes mortgage-backed securities for their excess yield spreads available over comparable duration U.S. Treasuries. The Fund carefully

---------------------------------------------
Average Annual Total Return
Through 11/30/00

                    w/sales     w/o sales
Period              charge+      charge

1 Year               5.63%        6.70%
---------------------------------------------
3 Year               5.12%        5.49%
---------------------------------------------
5 Year               5.41%        5.62%
---------------------------------------------
Since
Inception*           5.88%        6.07%
---------------------------------------------
*3/27/95

+ Sales charge applicable to year of initial investment.

================================================================================
Sentinel Short Maturity Government Fund Performance
3/27/95 inception through 11/30/00

                                    [GRAPH]


           Sentinel         Lehman          Lipper Short
           Short-Maturity   1-3 Yr. Gov't   U.S. Gov't
           Gov't Fund       Bond Index*     Fund Average

3/27/95      10,000
Mar 95        9,890          10,000          10,000
Nov 95       10,525          10,588          10,647
Nov 96       11,119          11,043          11,271
Nov 97       11,790          11,720          11,943
Nov 98       12,570          12,394          12,811
Nov 99       12,966          12,739          13,231
Nov 00       13,835          13,610          14,151

Chart Ending Values & Legend
3/27/95 inception through 11/30/00

Sentinel Short-Maturity Gov't. Fund        $13,835

Lehman 1-3 Yr. Gov't. Bond Index*          $14,151

Lipper Short U.S. Gov't. Fund Average      $13,610

* An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 1% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

limits the type of mortgage-backed securities it buys to those which possess limited risk, should interest rates unexpectedly rise.

In summary, the Fund's exposure to mortgage-backed securities and its relatively short duration made the largest contributions to the Fund's performance during the period. We look forward to helping you achieve your investment goals in the coming year.

/s/ David M. Brownlee

David M. Brownlee, CFA

Sentinel Short Maturity Government Fund
Investment in Securities
at November 30, 2000
--------------------------------------------------------------------------------
                                                  Principal Amount     Value
                                                     (M=$1,000)       (Note 1)
--------------------------------------------------------------------------------
U.S. Government Obligations 97.3%
U.S. Treasury Obligations 13.8%
5-Year:
  Note 4.25%, '03                                      7,500M        $ 7,234,350
                                                                   -------------
U.S. Government Agency Obligations 83.5%
Federal Home Loan Mortgage Corporation 30.6%
Collateralized Mortgage Obligations:
  FHLMC T-2A, 7%, '21                                    206M            204,355
                                                                   -------------
Mortgage-Backed Securities:
15-Year:
  8.5%, '01                                               38M             38,903
  9%, '01                                                 31M             32,111
  9%, '01                                                 22M             22,961
  9.5%, '01                                               322                331
  7.5%, '02                                               83M             86,071
  8%, '02                                                118M            121,388
  9%, '02                                                110M            113,249
  9.5%, '03                                                2M              2,094
  9.5%, '03                                               65M             68,070
  6.5%, '04                                              336M            334,916
  9.5%, '04                                               80M             83,136
  8.5%, '05                                              151M            155,016
  9%, '05                                                151M            157,835
  9.5%, '05                                              275M            290,984
  10%, '05                                                33M             35,007
  8.5%, '06                                            1,728M          1,777,778
  9%, '06                                                213M            223,605
  8.5%, '07                                               19M             19,331
  9%, '07                                              1,266M          1,325,230
  9%, '07                                                151M            158,143
  8%, '08                                                149M            152,516
  5.5%, '09                                              307M            309,122
  6.5%, '09                                              347M            347,113
  7.5%, '09                                              160M            164,955
  7.5%, '11                                            1,195M          1,224,096
  8%, '11                                                203M            208,662
  8%, '11                                                644M            662,237
  8%, '11                                                726M            746,313
                                                                   -------------
                                                                       8,861,173
                                                                   -------------
30-Year:
  8.5%, '03                                              170M            177,687
  7%, '06                                                223M            221,392
  7.75%, '06                                              53M             55,238
  6.5%, '07                                              212M            216,081
  7%, '07                                                109M            108,547
  8%, '07                                                473M            492,839
  8.25%, '07                                             214M            223,628
  7.5%, '08                                              476M            490,449
  7.5%, '08                                              300M            309,481
  8%, '08                                                541M            563,420
  8.75%, '08                                             164M            171,945
  9.25%, '08                                             119M            123,250
  9.25%, '08                                              53M             53,752
  9.25%, '08                                              18M             18,831
  7.5%, '09                                              317M            327,179
  7.75%, '09                                             204M            210,586
  8%, '09                                                 85M             88,270
  8%, '09                                                100M            104,338
  8.25%, '09                                             367M            382,522
  8.5%, '09                                              624M            654,368
  10.25%, '09                                             10M             11,105
  9.25%, '16                                              64M             65,323
  7.75%, '17                                             127M            131,132
  8.75%, '17                                           1,292M          1,354,900
  9.25%, '17                                              34M             34,377
  8%, '23                                                343M            353,887
                                                                   -------------
                                                                       6,944,527
                                                                   -------------
Total Federal Home Loan
  Mortgage Corporation                                                16,010,055
                                                                   -------------
Federal National Mortgage Association 44.0%
Collateralized Mortgage Obligations:
  FNMA 1989-96 G,
  8.75%, '19                                             133M            133,268
                                                                   -------------
Mortgage-Backed Securities:
7-Year Balloon:
  7%, '04                                                311M            313,498
                                                                   -------------
15-Year:
  9%, '02                                                  2M              2,124
  9%, '02                                                 99M            102,725
  6%, '03                                                515M            524,869
  6.5%, '03                                               65M             65,061
  7%, '03                                                 68M             69,995
  9.5%, '03                                              484M            500,273
  6%, '04                                                232M            237,541
  7%, '07                                                261M            267,155
  7%, '07                                                390M            398,630
  7%, '07                                                143M            146,587
  7%, '07                                                130M            132,687
  7%, '07                                                130M            132,887
  7%, '07                                                215M            220,180
  7.25%, '09                                             481M            492,118
  10%, '09                                             1,187M          1,257,562
  9.0%, '10                                              482M            502,282
  7%, '12                                              1,173M          1,207,493
                                                                   -------------
                                                                       6,260,169
                                                                   -------------
20-Year:
  10.5%, '18                                             547M            596,079
                                                                   -------------
30-Year:
  10.5%, '03                                              410                425
  8%, '04                                                 56M             57,737
  8%, '04                                                 38M             39,556
  9%, '04                                                143M            148,680
  7%, '05                                                177M            177,060
  8%, '05                                                478M            496,547
  9%, '05                                                288M            299,834
  7.75%, '06                                             213M            221,379
  8%, '06                                                366M            379,817
  8%, '06                                                225M            233,770
  7%, '07                                                295M            304,499
  7.5%, '07                                              197M            204,491
  7.5%, '07                                               68M             71,427
  7.5%, '07                                              599M            621,138
  7.5%, '08                                              289M            299,338
  7.75%, '08                                             147M            150,096
  8%, '08                                                153M            158,059
  8%, '08                                                254M            261,124
  8%, '08                                                304M            316,164
  8.25%, '09                                             120M            124,150
  8.25%, '09                                             386M            398,462
  8.75%, '09                                              65M             67,256
  9%, '09                                                163M            169,325
  8.5%,'11                                               711M            734,275
  8.5%, '11                                               97M            100,762
  8%, '12                                                635M            659,789
  8.75%, '13                                              30M             31,390
  6.5%, '14                                              507M            515,903
  7.5%, '14                                              439M            443,167
  11.5%, '15                                             155M            172,388
  12.5%, '15                                             203M            231,217
  10.5%, '16                                             593M            646,398
  8.25%, '17                                             265M            276,446
  9%, '17                                                211M            218,347
  8%, '18                                              1,053M          1,093,270
  10.5%, '18                                             150M            163,525
  7%, '19                                                180M            178,944
  11%, '19                                               221M            242,870
  8.25%, '22                                              75M             77,191
  10%, '23                                               451M            479,956
  7%, '24                                              1,295M          1,293,102
  9%, '25                                              1,119M          1,160,253
  9%, '25                                                215M            222,934
  10%, '25                                               349M            372,351
  7%, '28                                              1,198M          1,190,175
                                                                   -------------
                                                                      15,704,987
                                                                   -------------
Total Federal National
  Mortgage Association                                                23,008,001
                                                                   -------------
Government National Mortgage Association 8.9%
Collateralized Mortgage Obligations:
  CMO Trust 27(A)
  7.25%, '17                                             100M             99,276
                                                                   -------------
Mortgage-Backed Securities:
15-Year:
  9%, '01                                                  1M              1,304
  9.75%, '01                                              343                364
  8%, '02                                                  7M              7,094
  8%, '02                                                  4M              3,764
  8%, '02                                                 15M             15,270
  8%, '02                                                 26M             26,318
  9.5%, '04                                                1M              1,381
  9.75%, '04                                             272M            287,708
  9.75%, '05                                             360M            380,627
  9%, '06                                                142M            147,595
  7%, '07                                                312M            318,393
  9%, '07                                                 12M             12,354
  7.5%, '08                                              193M            197,630
  8%, '08                                                201M            207,203
  9%, '11                                                203M            211,527
                                                                   -------------
                                                                       1,818,532
                                                                   -------------

                                                                     (continued)
94

Sentinel Short Maturity Government Fund
Investment in Securities (cont'd.)
at November 30, 2000
--------------------------------------------------------------------------------
                                                  Principal Amount      Value
                                                      (M=$1,000)       (Note 1)
--------------------------------------------------------------------------------
20-Year:
  9.25%, '07                                              15M        $    15,286
  9.75%, '10                                              38M             39,474
                                                                   -------------
                                                                          54,760
                                                                   -------------
30-Year:
  6.5%, '03                                               90M             89,185
  8%, '03                                                116M            119,577
  8%, '04                                                 18M             18,616
  7.75%, '05                                             139M            143,318
  9%, '09                                                 47M             48,512
  10%, '09                                                 8M              9,000
  6%, '11                                                145M            141,517
  10%, '16                                                 5M              5,280
  9.25%, '26                                              82M             85,418
  8%, '30                                              2,000M          2,046,240
                                                                   -------------
                                                                       2,706,663
                                                                   -------------
Total Government National
  Mortgage Association                                                 4,679,231
                                                                   -------------
Total U.S. Government
  Agency Obligations                                                  43,697,287
                                                                   -------------
Total U.S. Government Obligations
  (Cost $50,371,354)                                                  50,931,637
                                                                   -------------
Corporate Short-Term Notes 2.5%
UBS Finance
  6.57%, 12/01/00
  (Cost $1,300,000)                                    1,300M        $ 1,300,000
                                                                   -------------
Total Investments
  (Cost $51,671,354)*                                                 52,231,637

Excess of Other Assets
 Over Liabilities 0.2%                                                    85,013
                                                                   -------------
Net Assets                                                           $52,316,650
                                                                   =============

--------------------------------------------------------------------------------
* Cost for federal income tax purposes is substantially similar. At November 30, 2000 unrealized appreciation for federal income tax purposes aggregated $560,283 of which $616,247 related to appreciated securities and $55,964 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
Statement of Assets and Liabilities
at November 30, 2000
--------------------------------------------------------------------------------

Assets
Investments at value (Cost $51,671,354)                            $ 52,231,637
Cash and cash equivalents                                                 7,921
Receivable for securities sold                                        2,002,536
Receivable for fund shares sold                                          18,827
Receivable for interest                                                 346,134
Receivable from fund administrator                                       12,370
                                                                 --------------
  Total Assets                                                       54,619,425
                                                                 --------------
Liabilities
Payable for securities purchased                                      2,193,186
Payable for fund shares repurchased                                      37,188
Accrued expenses                                                         10,775
Management fee payable                                                   22,583
Distribution fee payable                                                 33,866
Fund service fee payable                                                  5,177
                                                                 --------------
   Total Liabilities                                                  2,302,775
                                                                 --------------
Net Assets Applicable to Outstanding Shares                        $ 52,316,650
                                                                 ==============
Net Asset Value and Offering Price Per Share
$52,316,650 / 5,470,587 shares outstanding                         $       9.56
Sales Charge -- 1.00% of Offering Price                                    0.10
                                                                 --------------
Maximum Offering Price Per Share                                   $       9.66
                                                                 ==============
Net Assets Represent
Capital stock at par value                                         $     54,706
Paid-in capital                                                      55,021,029
Accumulated undistributed net investment income                           7,823
Accumulated undistributed net realized loss
   on investments                                                    (3,327,191)
Unrealized appreciation of investments                                  560,283
                                                                 --------------
Net Assets                                                         $ 52,316,650
                                                                 ==============

Sentinel Short Maturity Government Fund
Statement of Operations
For the Year Ended November 30, 2000
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                            $ 4,318,868
                                                                 --------------
Expenses:
Management advisory fee                                                 308,219
Transfer agent fees                                                      74,050
Custodian fees                                                           29,255
Distribution expense                                                    202,336
Accounting services                                                      17,665
Auditing fees                                                             6,200
Legal fees                                                                3,500
Reports and notices to shareholders                                       6,800
Registration and filing fees                                             16,190
Directors' fees and expenses                                              5,280
Other                                                                    15,260
                                                                 --------------
   Total Expenses                                                       684,755
   Expense Reimbursement                                               (238,362)
   Expense Offset                                                        (8,255)
                                                                 --------------
   Net Expenses                                                         438,138
                                                                 --------------
Net Investment Income                                                 3,880,730
                                                                 --------------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sales of investments                              (788,780)
Net change in unrealized appreciation (depreciation)                    508,793
                                                                 --------------
Net Realized and Unrealized Loss on Investments                        (279,987)
                                                                 --------------
Net Increase in Net Assets from Operations                          $ 3,600,743
                                                                 ==============

See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                               Year            Year
                                                              Ended           Ended
                                                           11/30/00        11/30/99
                                                       ------------    ------------
Increase in Net Assets from Operations
Net investment income                                  $  3,880,730    $  4,537,952
Net realized loss on sales of investments                  (788,780)     (1,641,388)
Net change in unrealized appreciation (depreciation)        508,793        (662,462)
                                                       ------------    ------------
Net increase in net assets from operations                3,600,743       2,234,102
                                                       ------------    ------------
Distributions to Shareholders
From net investment income                               (3,843,275)     (4,461,517)
From realized gain on sale of investments                        --              --
                                                       ------------    ------------
Total distributions to shareholders                      (3,843,275)     (4,461,517)
                                                       ------------    ------------
From Capital Share Transactions
Net proceeds from sales of shares                        27,255,188      40,165,752
Net asset value of shares in reinvestment
    of dividends and distributions                        3,316,323       3,837,267
                                                       ------------    ------------
                                                         30,571,511      44,003,019
Less: Payments for shares reacquired                    (45,659,807)    (42,474,063)
                                                       ------------    ------------
Increase (decrease) in net assets from
  capital share transactions                            (15,088,296)      1,528,956
                                                       ------------    ------------
Total Decrease in Net Assets for period                 (15,330,828)       (698,459)
Net Assets: Beginning of period                          67,647,478      68,345,937
                                                       ------------    ------------
Net Assets: End of period                              $ 52,316,650    $ 67,647,478
                                                       ============    ============
Undistributed Net Investment Income
   at End of Period                                    $      7,823    $     10,351
                                                       ============    ============

See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                              Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
Class A Shares                                              11/30/00 (A)      11/30/99      11/30/98     11/30/97     11/30/96
                                                           ------------- ------------- -------------  -----------  -----------
Net asset value at beginning of period                           $  9.58       $  9.88       $  9.82      $  9.81      $  9.84
                                                           ------------- ------------- -------------  -----------  -----------
Income from Investment Operations
Net investment income                                               0.64          0.60          0.57         0.56         0.57
Net realized and unrealized gain (loss) on investments             (0.02)        (0.30)         0.06         0.01        (0.03)
                                                           ------------- ------------- -------------  -----------  -----------
Total from investment operations                                    0.62          0.30          0.63         0.57         0.54
                                                           ------------- ------------- -------------  -----------  -----------
Less Distributions
Dividends from net investment income                                0.64          0.60          0.57         0.56         0.57
Distributions from realized gains on investments                      --            --            --           --           --
                                                           ------------- ------------- -------------  -----------  -----------
Total Distributions                                                 0.64          0.60          0.57         0.56         0.57
                                                           ------------- ------------- -------------  -----------  -----------
Net asset value at end of period                                 $  9.56       $  9.58       $  9.88      $  9.82      $  9.81
                                                           ============= ============= =============  ===========  ===========
Total Return (%) *                                                  6.70          3.15          6.61         6.04         5.64

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                     0.77          0.76          0.82         1.00         1.00
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                          1.18          1.11          1.12         1.18         1.20
Ratio of net investment income to average net assets (%)            6.71          6.28          6.04         6.20         6.09
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%)                      6.30          5.94          5.76         6.14         5.93
Portfolio turnover rate (%)                                           88           203           229           61          120
Net assets at end of period (000 omitted)                        $52,317       $67,647       $68,346      $45,044      $36,474

(A) Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

Sentinel U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing solely in short-term direct obligations of the U.S. Treasury with remaining maturities of 397 days or less.

The Sentinel U.S. Treasury Money Market Fund ended fiscal year 2000 with net assets of $131.1 million, an increase of 3.0% over the previous fiscal year end.

                   Sentinel U.S. Treasury Money Market Fund

For the 12-month period ended November 30, 2000, short-term interest rates increased considerably, partly influenced by the Federal Reserve raising the Federal Funds' target in 25 basis point increments - one in early February, another in mid-March and the third in late June. Over the course of the year, the Federal Funds rate increased 106 basis points to 6.75%. During the Federal Reserve's intervention, the discount rate was raised by a total of 100 basis points, bringing it to 6.00%. Banks followed in suit, raising the prime rate by a total of 100 basis points to end the 12-month period at 9.50%. The 90-day Treasury bills surged 90 basis points to 6.20%. On average, 90-day certificates of deposit and commercial paper ended the fiscal year at 6.62%, an increase of 65 basis points.

As strong economic growth carried into the first quarter of 2000, the Federal Reserve stepped in to preempt inflationary pressures. The Fed moved to the sidelines as the second and third quarters showed the economy gently sliding into a "soft landing". However, the beginning of this fourth quarter exhibited signs of a broad-based economic slowdown evidenced by a slowing in the creation of new jobs, weakening business and household demand, and tight credit conditions in financial markets. Also weighing on the markets was the uncertainty surrounding the presidential election and continued corporate earnings warnings.

The Sentinel U.S. Treasury Money Market Fund ended fiscal year 2000 with net assets of $131.1 million, an increase of 3.0% over the previous fiscal year end. The Fund's maturity was shortened from 63 to 42 days. The 7-day yield rose 114 basis points to 5.72%.

/s/ Darlene A. Coppola

Darlene A. Coppola

Sentinel U.S.Treasury Money Market Fund
Investment in Securities
at November 30, 2000
--------------------------------------------------------------------------------
                                                Principal Amount      Value
                                                   (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
U.S. Treasury Institutional Funds 8.5%
Federated Treasury Obligation -
  Fund #68                                           5,150M       $   5,150,000
Provident Institutional Funds -
  T Fund #60                                         5,950M           5,950,000
                                                                  -------------
Total U S Treasury Mutual Funds
  (Amortized Cost $11,100,000)                                       11,100,000
                                                                  -------------
U.S. Treasury Obligations 91.6%
U S Treasury Bill
  5.92%, 12/07/00                                    3,000M           2,997,040
U S Treasury Bill
  6.00%, 12/07/00                                    5,500M           5,494,500
U S Treasury Bill
  6.12%, 12/07/00                                    5,000M           4,994,900
U S Treasury Bill
  5.905%, 12/14/00                                   5,000M           4,989,338
U S Treasury Bill
  5.965%, 12/21/00                                   2,500M           2,491,715
U S Treasury Bill
  5.97%, 12/21/00                                    2,800M           2,790,713
U S Treasury Bill
  6.365%, 12/21/00                                   5,500M           5,480,552
U S Treasury Bill
  6.37%, 12/21/00                                    1,000M             996,461
U S Treasury Bill
  6.375%, 12/21/00                                   2,500M           2,491,146
U S Treasury Bill
  6.02%, 12/28/00                                    4,550M           4,529,457
U S Treasury Bill
  6.03%, 12/28/00                                   10,000M           9,954,775
U S Treasury Bill
  6.04%, 01/04/01                                    6,010M           5,975,716
U S Treasury Bill
  6.06%, 01/04/01                                    1,500M           1,491,415
U S Treasury Bill
  6.07%, 01/04/01                                    1,100M           1,093,694
U S Treasury Bill
  6.045%, 01/11/01                                   9,500M           9,434,597
U S Treasury Bill
  6.06%, 01/11/01                                    1,650M           1,638,612
U S Treasury Bill
  5.935%, 01/18/01                                   3,600M           3,571,512
U S Treasury Bill
  6.09%, 01/18/01                                    6,250M           6,199,250
U S Treasury Bill
  6.175%, 01/18/01                                   5,500M           5,454,717
U S Treasury Bill
  6.18%, 01/25/01                                    5,700M           5,646,182
U S Treasury Bill
  6.225%, 02/01/01                                   8,100M           8,013,161
U S Treasury Bill
  6.00%, 02/08/01                                    4,500M           4,448,250
U S Treasury Bill
  6.155%, 02/15/01                                   1,100M           1,085,707
U S Treasury Bill
 6.16%, 02/15/01                                     5,250M           5,181,727
U S Treasury Bill
  6.16%, 02/22/01                                    5,250M           5,175,438
U S Treasury Bill
  6.1825%, 02/22/01                                  2,000M           1,971,492
U S Treasury Bill
  6.185%, 02/22/01                                   6,600M           6,505,885
                                                                  -------------
Total U.S. Treasury Obligations
  (Amortized Cost $120,097,952)                                     120,097,952
                                                                  -------------
Total Investments
  (Amortized Cost $131,197,952)*                                    131,197,952

Excess of Liabilities
  Over Other Assets (0.1%)                                              (73,905)
                                                                  -------------
Net Assets                                                        $ 131,124,047
                                                                  =============

--------------------------------------------------------------------------------
** Also cost for federal income tax purposes.

                                              See Notes to Financial Statements.
100

Sentinel U.S. Treasury Money Market Fund
Statement of Assets and Liabilities
at November 30, 2000
--------------------------------------------------------------------------------

Assets
Investments at value (Cost $131,197,952)                            $131,197,952
Cash and cash equivalents                                                285,844
Receivable for fund shares sold                                          560,013
Receivable for interest                                                    3,847
                                                                  --------------
   Total Assets                                                      132,047,656
                                                                  --------------
Liabilities
Payable for fund shares repurchased                                      318,147
Income dividends payable                                                 522,567
Accrued expenses                                                          32,966
Management fee payable                                                    38,049
Fund service fee payable                                                  11,880
                                                                  --------------
   Total Liabilities                                                     923,609
                                                                  --------------
Net Assets Applicable to Outstanding Shares                         $131,124,047
                                                                  ==============
Net Asset Value
   Class A Shares
$127,055,603 / 127,055,603 shares outstanding                       $       1.00
                                                                  ==============
   Class B Shares
$4,068,444 / 4,068,444 shares outstanding                           $       1.00
                                                                  ==============
Net Assets Represent
Capital stock at par value                                          $  1,311,240
Paid-in capital                                                      129,812,807
                                                                  --------------
Net Assets                                                          $131,124,047
                                                                  ==============

Sentinel U.S. Treasury Money Market Fund
Statement of Operations
For the Year Ended November 30, 2000
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                            $ 6,610,328
                                                                  --------------
Expenses
Management advisory fee                                                 457,818
Transfer agent fees                                                     199,680
Custodian fees                                                           52,037
Interest Expense                                                         19,851
Accounting services                                                      34,760
Auditing fees                                                            11,650
Legal fees                                                                6,000
Reports and notices to shareholders                                      14,300
Registration and filing fees                                             29,873
Directors' fees and expenses                                             10,538
Other                                                                    14,750
                                                                  --------------
   Total Expenses                                                       851,257
 Expense Offset                                                          (6,488)
                                                                  --------------
   Net Expenses                                                         844,769
                                                                  --------------
Net Investment Income and Net Increase in
Net Assets from Operations                                          $ 5,765,559
                                                                  ==============

See Notes to Financial Statements.

Sentinel U.S. Treasury Money Market Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                  Year             Year
                                                                 Ended            Ended
                                                              11/30/00         11/30/99
                                                       ---------------  ---------------
Increase in Net Assets from Operations
Net investment income                                    $   5,765,559    $   4,241,486
                                                       ---------------  ---------------
Distributions to Shareholders
From net investment income
  Class A Shares                                            (5,563,233)      (4,062,569)
  Class B Shares                                              (202,326)        (178,917)
                                                       ---------------  ---------------
Total Distributions to Shareholders                         (5,765,559)      (4,241,486)
                                                       ---------------  ---------------
From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                           967,454,430      480,251,041
  Class B Shares                                             6,025,625        8,325,140
Net asset value of shares in reinvestment
    of dividends and distributions
  Class A Shares                                             3,702,767        2,922,603
  Class B Shares                                               184,722          159,539
                                                       ---------------  ---------------
                                                           977,367,544      491,658,323
Less: Payments for shares reacquired
  Class A Shares                                          (965,985,727)    (459,404,553)
  Class B Shares                                            (7,519,591)      (7,529,315)
                                                       ---------------  ---------------
Increase in net assets from capital share transactions       3,862,226       24,724,455
                                                       ---------------  ---------------
Total Increase in Net Assets for period                      3,862,226       24,724,455
Net Assets: Beginning of period                            127,261,821      102,537,366
                                                       ---------------  ---------------
Net Assets: End of period                                $ 131,124,047    $ 127,261,821
                                                       ===============  ===============

See Notes to Financial Statements
102

Sentinel U.S.Treasury Money Market Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                               Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
Class A Shares                                               11/30/00 (B)      11/30/99     11/30/98     11/30/97     11/30/96
                                                             ------------    ----------   ----------   ----------   ----------
Net asset value at beginning of period                         $     1.00    $     1.00    $    1.00    $    1.00    $    1.00
                                                             ------------    ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                                0.05          0.04         0.04         0.04         0.04
Net realized and unrealized gain (loss) on investments                 --            --           --           --           --
                                                             ------------    ----------   ----------   ----------   ----------
Total from investment operations                                     0.05          0.04         0.04         0.04         0.04
Less Distributions
Dividends from net investment income                                 0.05          0.04         0.04         0.04         0.04
Distributions from realized gains on investments                       --            --           --           --           --
                                                             ------------    ----------   ----------   ----------   ----------
Total Distributions                                                  0.05          0.04         0.04         0.04         0.04
                                                             ------------    ----------   ----------   ----------   ----------
Net asset value at end of period                               $     1.00    $     1.00    $    1.00    $    1.00    $    1.00
                                                             ============    ==========   ==========   ==========   ==========
Total Return (%) *                                                   5.18          4.09         4.55         4.61         4.55

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                      0.73          0.70         0.73         0.77         0.78
Ratio of net investment income to average net assets (%)             5.05          4.01         4.47         4.46         4.38
Net assets at end of period (000 omitted)                      $  127,056    $  121,884    $  98,115    $  85,911    $  80,804

(A) Commenced operations April 1, 1996.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period.

See Notes to Financial Statements.

Sentinel U.S. Treasury Money Market Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                                                              Eight
                                                             Year Ended    Year Ended    Year Ended    Year Ended      Months Ended
Class B Shares                                             11/30/00 (B)  11/30/99 (B)  11/30/98 (B)   11/30/97(B)   11/30/96 (A)(B)
                                                           ------------  ------------  ------------   -----------   ---------------

Net asset value at beginning of period                           $ 1.00        $ 1.00        $ 1.00        $ 1.00         $ 1.00
                                                           ------------  ------------  ------------   -----------   ---------------

Income from Investment Operations
Net investment income                                              0.05          0.04          0.04          0.05           0.03
Net realized and unrealized gain (loss) on investments                -             -             -             -              -
                                                           ------------  ------------  ------------   -----------   ---------------
Total from investment operations                                   0.05          0.04          0.04          0.05           0.03
                                                           ------------  ------------  ------------   -----------   ---------------

Less Distributions
Dividends from net investment income                               0.05          0.04          0.04          0.05           0.03
Distributions from realized gains on investments                      -             -             -             -              -
                                                           ------------  ------------  ------------   -----------   ---------------
Total Distributions                                                0.05          0.04          0.04          0.05           0.03
                                                           ------------  ------------  ------------   -----------   ---------------
Net asset value at end of period                                 $ 1.00        $ 1.00        $ 1.00        $ 1.00         $ 1.00
                                                           ============  ============  ============   ===========   ===============
Total Return (%) *                                                 4.85          3.84          4.49          4.65           2.95 ++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                    1.03          0.93          0.78          0.73           0.77 +
Ratio of net investment income to average net assets (%)           4.72          3.79          4.42          4.50           4.40 +
Net assets at end of period (000 omitted)                        $4,068        $5,378        $4,422        $3,434         $3,160


(A) Commenced operations April 1, 1996.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period.

See Notes to Financial Statements.

                         Notes to Financial Statements

(1) Significant Accounting Policies:

Sentinel Group Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Company consists of fourteen separate series - Sentinel Flex Cap Opportunity Fund, Sentinel Small Company Fund, Sentinel Mid Cap Growth Fund, Sentinel World Fund, Sentinel Growth Index Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund (a non-diversified series), Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel U.S. Treasury Money Market Fund, each individually referred to as a Fund. All Funds offer one class of shares now referred to as Class A shares. In addition, Sentinel Flex Cap Opportunity, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel World, Sentinel Growth Index, Sentinel Common Stock, Sentinel Balanced, Sentinel High Yield Bond, Sentinel Bond and Sentinel U.S. Treasury Money Market Funds have a second class of shares called Class B shares. A third class of shares called Class C shares are offered for Sentinel Flex Cap Opportunity, Sentinel Mid Cap Growth, Sentinel Growth Index, Sentinel World, Sentinel Common Stock, Sentinel Balanced, and Sentinel High Yield Bond. Balanced Fund also offers a fourth class of shares called Class D shares.

On December 9, 1999 the Board of Directors approved a new fund named Sentinel Flex Cap Opportunity Fund which commenced operations February 25, 2000.

The following is a summary of significant accounting policies followed by the Company.

A. Security Valuation: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Portfolio securities of the Sentinel U.S. Treasury Money Market Fund are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Cost is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. The Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Short Maturity Government Fund amortize premium. Sentinel New York Tax-Free Income Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of New York.

C. Dividends and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions and the reclassification of net investment losses to net short-term capital gains or paid-in-capital. Reclassifications were made to reflect these differences as of November 30, 2000.

                        Accumulated   Accumulated undistributed
                       undistributed   net realized gain (loss)
                      net investment  on investments and foreign     Paid-in
       Fund            income (loss)    currency transactions        capital
--------------------- --------------  --------------------------   -------------
Flex Cap.............   $ 284,297           $        -             $(284,297)
Small Company........     221,730                (221,921)               191
Mid Cap Growth.......   2,639,858              (2,696,765)            56,907
World................    (365,001)                306,002             58,999
Growth Index.........     221,990                      (7)          (221,983)
Common Stock.........       1,505                  (1,505)              -
Balanced.............      (5,800)                  5,800               -
Bond.................      (6,875)                  6,875               -
Government Sec.......     (13,925)                 13,925               -
Short Maturity Gov't.     (39,982)                317,983           (278,001)

D. Dollar Rolls: Sentinel Balanced, Sentinel Bond, Sentinel Government Securities and Sentinel Short Maturity Government Funds enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll periods the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price taken into income.

E. Federal Income Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Company intends to distribute all of its taxable income to its shareholders, relieving each Fund of any federal excise tax or income tax liability.

F. Foreign Currency Translations: The books and records of the Sentinel World Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Sentinel World Fund does not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Repurchase Agreements: Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at November 30, 2000.

H. Line of Credit: The Funds have obtained access to an unsecured line of credit of up to $30,000,000 from the custodian bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate plus an additional 50 basis points. In addition, a commitment fee of 1% of the unused balance is paid quarterly to the custodian bank. Such amounts are considered insignificant during the current year period. This arrangement commenced operations on December 30, 1999, and has been renewed for 2001.

At November 30, 2000, Sentinel Tax-Free Income Fund had an outstanding balance of $50,000 against this line of credit. The average weighted interest rate was 7.125%.

I. Other: Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts.

Allocation of expenses not allocated to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts, each on a pro rata basis, of each Class.

Investment income, gains and losses (realized and unrealized) are allocated pro rata according to daily net assets of each Class of each Fund.

Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co. ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of

National Life Insurance Company ("National Life"), ProvidentMutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), HTK of Delaware, Inc. ("HTK"), an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual, provides general supervision of the Funds' investments as well as certain administrative and related services. As compensation in full for services rendered under its Advisory Agreement, the Funds pay SAC a monthly fee determined as follows: (1) With respect to Sentinel Flex Cap Opportunity Fund: 0.90% per annum on the average daily net assets. (2) With respect to Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel World and Sentinel Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (3) With respect to Sentinel Growth Index Fund: 0.30% per annum on the average daily net assets. (4) With respect to Sentinel Common Stock Fund:
0.55% per annum on the average daily net assets of the Fund. (5) With respect to Sentinel High Yield Bond Fund: 0.75% per annum on the first $100 million of average daily net assets; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. (6) With respect to Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, Sentinel Government Securities and Sentinel Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (7) With respect to Sentinel U.S. Treasury Money Market Fund: 0.40% per annum on the first $300 million of average daily net assets; and 0.35% per annum on such assets in excess of $300 million.

With respect to Sentinel World Fund, SAC has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. Pursuant to such agreement, INVESCO provides SAC with a continuous investment program consistent with Sentinel World Fund's investment objectives and policies. The sub-advisory agreement provides for a fee to be paid by SAC to INVESCO of the greater of (a) a monthly fee equal to 0.375% per annum of the average daily net assets of Sentinel World Fund up to $500 million and 0.30% per annum of such average net assets in excess of $500 million, or (b) $20,000 per annum.

With respect to Sentinel High Yield Bond Fund, SAC has entered into a sub-advisory agreement with Evergreen Investment Management Company ("Evergreen"). Pursuant to such agreement, Evergreen provides SAC with a continuous investment program consistent with Sentinel High Yield Bond Fund's investment objectives and policies. The sub-advisory agreement provides for a fee from SAC to Evergreen equal to one half of the fee paid by Sentinel High Yield Bond Fund to SAC, provided that the fee paid by SAC to Evergreen will always be at least 0.35% per annum of the average daily net assets.

With respect to Sentinel Flex Cap Opportunity Fund, SAC has entered into a sub-advisory agreement with Fred Alger and Company, Inc. to provide the SAC with a continuous investment program consistent with the Flex Cap Opportunity Fund's stated investment objectives and policies. Under the agreement, the Advisor pays a fee to Alger equal to 0.50% per annum of the average daily net assets.

All Funds (except Sentinel U.S. Treasury Money Market Fund) have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the "A Plans". Each of the Funds Class B shares (except Sentinel U.S. Treasury Money Market Fund) has also adopted a distribution plan applicable to its Class B shares. These plans are herein referred to as the "B Plans." Each of the Funds Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the "C Plans." The Sentinel Balanced Fund Class D has adopted a distribution plan referred to as the "D Plan." None of the fees paid by the other Funds pursuant to the Plans will be used to reimburse Sentinel Financial Services Company ("SFSC"), a Vermont general partnership whose general partners are National Life Investment Management Company, Inc., a wholly-owned subsidiary of National Life, ProvidentMutual Financial Services, Inc., an affiliate of Provident Mutual, HTK and SMC, the principal underwriter ("Distributor") of the Company's shares, for expenses incurred in connection with the distribution of the Sentinel U.S. Treasury Money Market Fund shares.

Under the A Plans, each participating Fund pays to the Distributor a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to A shares outstanding in the case of the Sentinel Flex Cap Opportunity, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel World, Sentinel Common Stock and Sentinel Balanced Funds, (b) 0.20% of average daily net assets relating to A shares outstanding in the case of the Sentinel Growth Index, Sentinel High Yield Bond, Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, and Sentinel

Government Securities Funds or (c) 0.35% of average daily net assets relating to A shares outstanding in the case of the Sentinel Short Maturity Government Fund. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of each participating Fund. The Growth Index Fund Class A shares are not assessed a distribution fee in respect to the seed money and exchange money from separate accounts owned by National Life Insurance Company. This will result in an overall Rule 12b-1 fee to this class to be less than 0.20%. The Flex Cap Opportunity Fund Class A, B and C shares are not assessed a distribution fee in respect to the seed money shares owned by National Life Insurance Company. This will result in an overall Rule 12b-1 fee to these classes to be less than 0.30% and 1.00% respectively, for so long as National Life maintains its investment in these share classes.

Under the Plan applicable to the Class B shares, the Class B shares of each of the Flex Cap Opportunity, Common Stock, Balanced, Mid Cap Growth, Small Company, World, High Yield and Bond Funds will pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers, and the remaining 0.75% shall be for the recovery of the initial sales commissions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such payments, and for the other distribution, sales and marketing expenditures applicable to the Class B shares. The Class B shares of the Sentinel Growth Index Fund will pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. The High Yield Fund Class B shares are not assessed a distribution fee in respect of the seed money shares owned by National Life, which will result in an overall Rule 12b-1 fee to the Class B shares of the High Yield Fund of less than 1.00% for so long as National Life maintains its investment.

Under the Plan applicable to the Class C shares, the Class C shares of each of the Flex Cap Opportunity, Mid Cap Growth, Growth Index, Common Stock, Balanced, World and High Yield Funds will pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase this fee will be applied to recover the initial sales commission of 1.00% paid by the Distributor to the selling dealer. In subsequent years, the entire 1.00% will be paid to the selling dealer as additional commission and/or service fees.

Under the Plan Applicable to Balanced Fund Class D shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets.

These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the National Association of Securities Dealers, Inc.

The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

SFSC also receives a sales charge added to the net asset value received by the Company on the sale of its Class A shares. This compensation is not an expense of the Company and does not affect its operating results. SFSC has advised the Company that it received sales charges aggregating $3,432,289 for the fiscal year ended November 30, 2000. The Company is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $177,995 after allowances of $1,675,118 to Equity Services, Inc., an affiliate of National Life, $144,683 to 1717 Capital Management Company, an affiliate of Provident Mutual, $255,217 to Hornor, Townsend & Kent, Inc. and $123,389 to Janney Montgomery Scott, Inc. ("JMS"), affiliates of Penn Mutual, and $1,055,887 to other investment dealers. During this same period, SFSC received $51,639 in contingent deferred sales charges from certain redemptions of Class A shares and $1,022,553 in contingent deferred sales charges from redemptions of Class B shares, $11,805 in contingent deferred sales charges from redemptions of Class C shares and $208 in contingent deferred sales charges from redemptions of Class D shares.

During the period the Company transacted purchases and sales of portfolio securities through, among others, JMS for which it received $91,819 in brokerage commissions. In addition JMS acted as dealer on certain purchases of shares of the Company for which it received dealer's concessions noted above.

Until June 15, 2000 each director who was not an employee of the advisor or an affiliated company was paid an annual fee of $16,000 plus $1,500 for each meeting of the Board of Directors attended. Effective June 15, 2000 the annual fee was increased to $18,000 plus $2,100 for each meeting attended. Such directors are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation, an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual, HTK and SMC, the Company receives fund accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Company has contracted for with outside providers. Total fees for the fiscal year ended November 30, 2000 were $3,628,386.

SAC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Funds' Class A shares and Sentinel Pennsylvania Tax-Free Trust (excluding the Sentinel World Fund) from exceeding 1.30% of average daily net assets in any fiscal year. The aggregate expense ratio of the Funds' Class B, C and D shares (excluding the Sentinel World Fund) would also be reduced proportionately. The Funds and Sentinel Pennsylvania Tax-Free Trust make up the Sentinel Family of Funds. Although SAC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the fiscal year ended November 30, 2000 did not exceed 1.30% of its average daily net assets, attributable to Class A shares of any Fund.

With respect to Class A shares of Sentinel New York Tax-Free Income Fund, SASC has agreed to reimburse the Fund for all its operating expenses. This arrangement has been in place since March 31, 1997.

For the period March 30, 1999 through March 30, 2000 Sentinel Advisors voluntarily agreed to reimburse the following Funds for advisory fees or other expenses necessary to limit these Fund's overall expense ratios to the following:

   Bond Fund Class A shares 0.76%

   Government Securities Fund Class A shares 0.83%

   Short Maturity Government Fund Class A shares 0.77%

   Tax-Free Income Fund Class A shares 0.73%

Effective March 31, 2000 Sentinel Advisors has voluntarily agreed to reimburse the following Funds for advisory fees or other expenses necessary to limit these Fund's overall expense ratios, after expense offset, (i.e. net of certain credits against Fund expenses) to the following:

   Bond Fund Class A shares  0.75%

   Government Securities Fund Class A shares 0.84%

   Short Maturity Government Fund Class A shares 0.75%

   Tax-Free Income Fund Class A shares 0.77%

With respect to the Sentinel Growth Index Fund Class A, Sentinel Advisors voluntarily waives advisory fees and other expenses to the extent necessary to limit the overall expense ratio to 0.65%. Sentinel Advisors currently intends to continue this fee waiver indefinitely: however, it may change or terminate the fee waiver at any time after November 30, 2000.

In case of the Sentinel Bond Fund and Sentinel Growth Index Fund, the reimbursement of advisory fees will also benefit the Class B shares of both the Sentinel Bond Fund and Sentinel Growth Index Fund and Class C shares with respect to Growth Index which will experience the same reduced effective advisory fee rate as the Class A shares.

For the fiscal year ended November 30, 2000 the total amount reimbursable to Sentinel Growth Index Class A was $67,627, Sentinel Growth Index Class B $18,729, Sentinel Growth Index Class C $213, Sentinel Bond Fund Class A $145,149, Sentinel Bond Fund Class B $37,041, Sentinel Tax-Free Income Fund Class A $145,429, Sentinel New York Tax-Free Class A $156,000, Sentinel Government Securities Fund Class A $100,151, and Sentinel Short Maturity Government Fund Class A $238,362.

(3) Investment Transactions:

Purchases and sales of investment securities (excluding short-term obligations) for the fiscal year ended November 30, 2000 were as follows:

                   Purchases of                     Sales of
                   other than    Purchases of      other than
                       U.S.          U.S.             U.S.        Sales of U.S.
                   Government    Government        Government      Government
                   direct and    direct and         direct and      direct and
                     agency        agency            agency          agency
    Fund           obligations  obligations       obligations      obligations
---------------   ------------  ------------     --------------   -------------
Flex Cap
  Opportunity.... $127,708,529  $     -          $   52,807,522   $    -
Small Company....  128,835,870        -             122,712,169        -
Mid Cap Growth...  437,938,783        -             358,663,534        -
World............   64,191,992        -              75,198,695        -
Growth Index.....   94,624,482        -              25,783,751        -
Common Stock.....  768,117,280        -           1,103,340,053        -
Balanced........   148,048,291  235,294,463         227,595,777   242,588,532
High Yield.......   78,923,902    2,018,438          95,156,116     2,019,063
Bond.............   66,551,573   91,975,538          73,612,541    97,734,571
Tax-Free.........    3,508,713        -              21,246,988        -
N.Y. Tax-Free....    1,925,564        -                 574,060        -
Government.......         -     136,648,198                -      145,708,464
Short Maturity...         -      50,404,093                -       64,896,045

(The Sentinel U.S. Treasury Money Market Fund invests only in short-term obligations.)

For Federal income tax purposes, the Company has capital loss carryforwards at November 30, 2000 as follows:

Capital Loss Carryforward

                                                         Expire in

Sentinel Bond Fund                   $ 2,140,898           2001
                                         538,825           2002
                                       1,051,666           2004
                                       3,189,185           2007
                                       6,075,636           2008
                                     -----------
             Total                   $12,996,210
                                     -----------

Sentinel Government                  $ 2,952,501           2004
                                       4,754,868           2007
                                         405,855           2008
                                     -----------
            Total                    $ 8,113,224
                                     -----------

Sentinel Short-Maturity              $   619,379           2001
                                         142,166           2002
                                          83,225           2004
                                         166,838           2005
                                       1,566,785           2007
                                         748,797           2008
                                     -----------
            Total                    $ 3,327,190
                                     -----------

Sentinel High Yield                  $ 1,490,419           2006
                                       4,543,183           2007
                                       5,502,189           2008
                                     -----------
            Total                    $11,535,791
                                     -----------

Sentinel New York Tax-Free           $   310,229           2007
                                          10,660           2008
                                     -----------
            Total                    $   320,889
                                     -----------

Tax-Free Income Fund                 $   668,431           2007
                                          73,824           2008
                                     -----------
            Total                    $   742,255
                                     -----------

Sentinel Flex Cap Opportunity        $16,681,535           2008
                                     -----------

Sentinel Growth Index Fund           $ 1,377,084           2008
                                     -----------




It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carryforwards or the carryforwards expire. The Sentinel Short Maturity Government Securities had capital loss carryforwards expire in the amount of $278,001.

(4) Fund Shares:

At November 30, 2000, 2 billion shares of one cent par value were authorized. There are 1.40 billion shares allocated to the various Funds as Class A shares, 300 million shares allocated to the various Funds as Class B shares, 100 million shares allocated to the various Funds as Class C shares and 20 million shares allocated to Sentinel Balanced Fund Class D shares. Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares:


                                                                                    Net
                                                 Shares issued in                 increase
                                                 reinvestment of                 (decrease)
                                                  dividends and      Shares       in shares
 Fund                               Shares sold   distributions    reacquired    outstanding
 ----                               -----------  ----------------  ----------    -----------
Year Ended 11/30/00
Flex Cap Opportunity - A*...          5,653,757           --         501,700      5,152,057
Flex Cap Opportunity - B*...          2,746,626           --         160,305      2,586,321
Flex Cap Opportunity - C*...            864,149           --          45,908        818,241
Small Company - A...........         14,388,962    2,435,445      13,334,073      3,490,334
Small Company- B............          1,345,255      380,519         440,730      1,285,044
Mid Cap Growth - A..........          9,135,712      507,250       6,661,764      2,981,198
Mid Cap Growth - B..........          1,593,040       60,731         207,080      1,446,691
Mid Cap Growth - C**........             96,840           --           7,326         89,514
World - A...................         23,583,814      476,760      23,939,637        120,937
World - B...................            264,747       99,273         232,542        131,478
World - C ..................          1,487,055        7,342       1,468,119         26,278
Growth Index - A ...........          3,224,679          443         871,349      2,353,773
Growth Index - B ...........            903,177           53         195,223        708,007
Growth Index - C **.........             33,096           --               2         33,094
Common Stock - A............          3,865,062    2,664,150      10,514,665     (3,985,453)
Common Stock - B............            416,416      284,449       1,140,868       (440,003)
Common Stock - C............          1,564,531       13,673       1,612,448        (34,244)
Balanced - A................            753,481    1,158,685       4,821,175     (2,909,009)
Balanced - B................            345,508      194,313         784,498       (244,677)
Balanced - C................             77,303       12,294          98,215         (8,618)
Balanced - D................             64,268        4,869          21,551         47,586
High Yield - A..............            582,820      172,139       1,478,008       (723,049)
High Yield - B..............            452,825      222,196       1,361,722       (686,701)
High Yield - C..............            625,997       18,960         925,308       (280,351)
Bond - A....................          8,788,130      560,068      10,848,427     (1,500,229)
Bond - B....................            547,861      153,828         992,176       (290,487)
Tax-Free ...................            513,530      199,911       2,197,200     (1,483,759)
N.Y. Tax-Free...............            326,044       60,074         215,935        170,183
Government .................          1,033,182      326,796       1,993,210       (633,232)
Short Maturity..............          2,866,582      349,925       4,807,652     (1,591,145)
U.S. Treasury - A...........        967,454,430    3,702,767     965,985,727      5,171,470
U.S. Treasury - B...........          6,025,625      184,722       7,519,591     (1,309,244)

Year Ended 11/30/99
Small Company - A...........          5,233,049    2,130,978       7,895,657       (531,630)
Small Company- B............            634,395      273,202         510,027        397,570
Mid Cap Growth - A..........          3,246,286      455,992       2,483,704      1,218,574
Mid Cap Growth - B..........            626,959       19,933          57,050        589,842
World - A...................          6,774,413       42,682       7,310,275       (493,180)
World - B...................            245,101        1,060         135,981        110,180
World - C ..................          1,418,187          --        1,387,921         30,266
Growth Index - A ***........          1,346,378          --            6,923      1,339,455
Growth Index - B ***........            402,622          --            5,384        397,238
Common Stock - A............          3,309,128    3,002,721       6,604,080       (292,231)
Common Stock - B............            839,508      268,092         536,317        571,283
Common Stock - C............            842,171       10,295         802,051         50,415
Balanced - A................          1,284,804    1,526,284       3,293,259       (482,171)
Balanced - B................            752,994      217,958         533,029        437,923
Balanced - C................            104,717        9,150          13,979         99,888
Balanced - D****............             60,806          481           2,394         58,893
High Yield - A..............            896,942      189,365       1,202,842       (116,535)
High Yield - B..............          1,411,047      219,765         887,056        743,756
High Yield - C..............            555,114       18,999         339,404        234,709
Bond - A....................          4,688,292      575,751       5,604,592       (340,549)
Bond - B....................          1,449,960      123,494         666,624        906,830
Tax-Free ...................          2,917,006      291,859       2,824,305        384,560
N.Y. Tax-Free...............            740,608       53,801         332,482        461,927
Government .................          1,419,479      358,250       2,277,378       (499,649)
Short Maturity..............          4,120,784      396,025       4,372,336        144,473
U.S. Treasury - A...........        480,251,041    2,922,603     459,404,553     23,769,091
U.S. Treasury - B...........          8,325,140      159,539       7,529,315        955,364

   * For the period from February 25, 2000 (commencement of operations) through November 30, 2000.

  ** For the period from March 30, 2000 (commencement of operations) through November 30, 2000.

 *** For the period from September 13, 1999 (commencement of operations) through November 30, 1999.

**** For the period from January 4, 1999 (commencement of operations) through November 30, 1999.

(5) Post Retirement Benefits:

The Company provides certain health care and life insurance benefits to its retirees. At November 30, 2000 the projected obligation for such benefits had been accrued.

(6) Other:

At the Sentinel Group Funds, Inc. Board of Director's meeting held on December 14, 2000, Keniston P. Merrill was elected as an independent director. Also, with the issuance of the next Sentinel Group Funds Prospectus on or about March 30, 2001, the expense subsidy will be terminated with respect to the Sentinel Bond Fund and the Sentinel New York Tax-Free will have an expense cap of 50 basis points.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Sentinel Funds to amortize premium and discount on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities, presently included in realized gain/loss, as part of interest income. Upon initial adoption, the Funds will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Funds' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/ loss in the Statement of Operations. The Funds have not at this time quantified the impact, if any, resulting from the adoption of premium and discount amortization on the financial statements. Because the Funds determine its required distributions under Federal income tax laws, adoption of these principles will not effect the amount of distributions to shareholders.

Report of Independent Accountants

To the Shareholders and Board of Directors of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Flex Cap Opportunity Fund, Sentinel Small Company Fund, Sentinel Mid Cap Growth Fund, Sentinel World Fund, Sentinel Growth Index Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel U.S. Treasury Money Market Fund (constituting Sentinel Group Funds, Inc., hereafter referred to as the "Fund") at November 30, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 29, 2000

Sentinel Pennsylvania Tax-Free Trust seeks high current interest income exempt from federal and Pennsylvania personal income taxes, while seeking to control risk by investing in investment grade municipal bonds of Pennsylvania issuers.

Sentinel Pennsylvania Tax-Free Trust produced a total return of 7.75% for the fiscal year, outpacing the 6.75% average return of the Lipper Analytical Services universe of Pennsylvania municipal funds.

                     Sentinel Pennsylvania Tax-Free Trust

For the fiscal year ended November 30, 2000, the Sentinel Pennsylvania Tax-Free Trust produced a total return of 7.75%, outpacing the 6.75% average return for the Lipper Analytical Services Inc. universe of Pennsylvania municipal debt funds. The Lehman Municipal Bond Index returned 8.18% for the same period.

Investors in tax-exempt mutual funds were rewarded with solid investment performance as municipal bond prices increased over the course of the year. Municipal interest rates fell in response to a slowdown in economic activity which was engineered by a series of interest rate increases by the Federal Reserve. The strong economic environment enabled municipal entities to increase reserves and financial flexibility. Credit quality remained excellent, with upgrades outpacing downgrades by a ratio of 4:1, according to Moody's. Municipal bonds are high quality investments, which offer good portfolio diversification in all market environments.

Portfolio strategy focused on maintaining broad sector diversification with an emphasis on high quality, liquid securities. At current prices, municipal bonds provide yields which compare favorably to corporate, government and mortgage backed securities for investors who are looking to maximize risk adjusted, after-tax cash flows in their fixed-income portfolios.

Looking ahead, it appears that the slowdown the Federal Reserve has been trying to implement is beginning to take hold. The big question is whether inflationary pressures have been contained. We will maintain our discipline of investing in high quality, call protected securities given the possibility that the next move by the Fed could be to cut interest rates in response to a slowing economy. We remain cautious on the outlook and will continue to study the economic data to determine the pace of economic growth and the general level of prices.

/s/ Kenneth J. Hart

Kenneth J. Hart

------------------------------
Average Annual Total Return
Through 11/30/00

           w/sales   w/o sales
Period     charge+    charge

 1 Year     3.44%      7.75%
------------------------------
 5 Years    3.55%      4.39%
------------------------------
10 Years    5.46%      5.89%
------------------------------

+ Sales charge applicable to year of initial investment.

================================================================================

Sentinel Pennsylvania Tax-Free Trust Performance
Ten Years Ended 11/30/00

                                    [GRAPH]

           Sentinel          Lipper Pennsylvania     Lehman
           Pennsylvania      Municipal Debt          Municipal
           Tax-Free Trust    Fund Average            Bond Index*

Nov-90         10,000              10,000              10,000
Nov-91         10,449              11,024              11,026
Nov-92         11,518              12,172              12,132
Nov-93         12,569              13,757              13,477
Nov-94         11,953              12,810              12,769
Nov-95         13,718              15,225              15,182
Nov-96         14,400              16,009              16,074
Nov-97         15,274              17,087              17,227
Nov-98         16,320              18,195              18,563
Nov-99         15,786              17,556              18,364
Nov-00         17,009              18,741              19,867

Chart Ending Values & Legend
Ten years ended 11/30/00

Sentinel Pennsylvania Tax-Free Trust                  $17,009

Lehman Municipal Bond Index*                          $19,867

Lipper Pennsylvania Municipal Debt Fund Average       $18,741

*An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

Sentinel Pennsylvania Tax-Free Trust
Investment in Securities
at November 30, 2000
--------------------------------------------------------------------------------
                                                 Principal Amount       Value
                                                    (M=$1,000)         (Note 1)
--------------------------------------------------------------------------------

Bonds 95.8%
Pennsylvania 85.3%
Allegheny County G/O
  5.15%, 10/01/11 (FGIC)                              1,000M         $ 1,012,970
Allegheny County Hospital
  6.00%, 10/01/03 (FGIC)                              1,000M           1,037,120
Armstrong County
  Hospital Auth.
  6.25%, 06/01/13 (AMBAC)                             1,200M           1,248,660
Butler PA Area School District
  4.75%, 10/01/22 (FGIC)                              1,000M             897,100
Delaware Valley PA Regional
  Fin. Auth.
  5.5%, 08/01/28  (AMBAC)                             1,000M           1,001,330
Grove City PA Hospital Auth.
  5.25%, 07/01/12 (ACA)                               1,400M           1,367,926
Hazelton PA Area
  School District
  0.00%, 03/01/25 (FGIC)                              1,255M             315,369
Jim Thorpe PA Area
  School District
  5.30%, 03/15/16 (MBIA)                              1,500M           1,518,720
Lehigh County Industrial
  Dev. Auth.
  6.15%, 08/01/29 (MBIA)                              1,000M           1,033,480
Northampton County G/O
  5.125%, 08/15/17                                    1,000M             973,130
Parkland PA School District
  5.375%, 09/01/15 (FGIC)                             1,000M           1,025,040
PA State Turnpike Commn.
  Oil Tax Rev.
  4.75%, 12/01/27 (AMBAC)                               500M             439,310
Pennsylvania Higher
  Educ. Facs.
  5.625%, 12/01/27 (MBIA)                             1,000M           1,003,000
Pennsylvania Housing
  Finance Agency
  5.80%, 10/01/29                                     1,000M             990,230
Pennsylvania State G/O
  6.25%, 07/01/11                                     1,500M           1,673,355
Pennsylvania State Turnpike
  Commn.
  7.20%, 12/01/17 (FGIC)                              1,000M           1,046,850
Pennsylvania Trafford
  School Dist.
  5.90%, 05/01/11 (MBIA)                              1,000M           1,043,700
Philadelphia Parking
  Authority Rev.
  5.25%, 09/01/29 (FSA)                               1,000M             957,070
Philadelphia Water & Waste
6.25%, 08/01/11 (MBIA)                                1,000M           1,116,230
  6.25%, 08/01/12 (MBIA)                                500M             558,415
Pittsburgh PA Water &
  Sewer System Rev.
  6.50%, 09/01/13 (FGIC)                              1,000M           1,139,980
Pittsburgh Series A                                   1,000M           1,051,770
  5.75%, 09/01/13 (FGIC)
Southeast Delco School
  District
  0.00%, 02/01/10 (MBIA)                              1,000M             631,170
Westmoreland County
  Municipal Auth.
  0.00%, 08/15/18 (FGIC)                                500M             187,845
York County Solid Waste
  5.50%, 12/01/14 (FGIC)                              1,000M           1,041,690
                                                                     -----------
                                                                      24,311,460
                                                                     -----------
Puerto Rico 10.5%
Puerto Rico Children's
  Trust Fund
  6%, 07/01/26                                        1,000M           1,002,110
Puerto Rico Commonwealth
  Hwy & Transport
  5.50%, 07/01/36                                     1,000M           1,005,160
Puerto Rico G/O
  5.375%, 07/01/25                                    1,000M             987,200
                                                                     -----------
                                                                       2,994,470
                                                                     -----------
Total Bonds
  (Cost $26,772,002)                                                  27,305,930
                                                                     -----------

Short-Term Investments 2.7%
Blackrock Pennsylvania
  Municipal Money Market
  Institutional Class (a)
  (Cost $755,000)                                       755M             755,000
                                                                     -----------
Total Investments
  (Cost $27,527,002)*                                                 28,060,930

Excess of Other Assets
  Over Liabilities 1.5%                                                  432,272
                                                                     -----------
Net Assets                                                           $28,493,202
                                                                     ===========

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 2000, net unrealized appreciation for federal income tax purposes aggregated $533,928 of which $896,256 related to appreciated securities and $362,328 related to depreciated securities.

(a) Variable rate security that may be tendered back to issuer at par.

    The following abbreviations are used in portfolio descriptions:
    (ACA) - ACA Financial Guaranty Corp.
    (AMBAC) - Guaranteed by American Municipal Bond Association Corp.
    (FGIC) - Guaranteed by Financial Guaranty Insurance Co.
    (FSA) - Guaranteed by Financial Security Assurance, Inc.
    (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp. G/O - General Obligation Bond

                                              See Notes to Financial Statements.

Sentinel Pennsylvania Tax-Free Trust
Statement of Assets and Liabilities
at November 30, 2000
--------------------------------------------------------------------------------

Assets
Investments at value (Cost $27,527,002)                            $ 28,060,930
Cash and cash equivalents                                                48,356
Receivable for fund shares sold                                           8,151
Receivable for interest                                                 462,259
Receivable from fund administrator                                        3,392
                                                                   ------------
   Total Assets                                                      28,583,088
                                                                   ------------

Liabilities
Payable for fund shares repurchased                                      56,857
Accrued expenses                                                          5,046
Management fee payable                                                   12,747
Distribution fee payable                                                 11,153
Fund service fee payable                                                  4,083
                                                                   ------------
   Total Liabilities                                                     89,886
                                                                   ------------
Net Assets Applicable to Outstanding Shares                        $ 28,493,202
                                                                   ============
Net Asset Value and Offering Price Per Share
$28,493,202 / 2,287,497 shares outstanding                         $      12.46
Sales Charge -- 4.00% of Offering Price                                    0.52
                                                                   ------------
Maximum Offering Price Per Share                                   $      12.98
                                                                   ============

Net Assets Represent
No par value shares of beneficial interest;
authorized - unlimited shares
Paid-in-capital                                                    $ 28,302,068
Accumulated undistributed net investment income                             628
Accumulated net realized loss on investments                           (343,422)
Unrealized appreciation of investments                                  533,928
                                                                   ------------
Net Assets                                                         $ 28,493,202
                                                                   ============


Sentinel Pennsylvania Tax-Free Trust
Statement of Operations
For the Year Ended November 30, 2000
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                            $ 1,624,265
                                                                    -----------
Expenses:
Management advisory fee                                                 157,705
Transfer agent fees                                                      48,500
Custodian fees                                                            5,965
Distribution expense                                                     57,344
Accounting services                                                      12,000
Auditing fees                                                             3,500
Legal fees                                                                6,000
Reports and notices to shareholders                                       4,750
Registration and filing fees                                              5,601
Directors' fees and expenses                                             31,966
Other                                                                     1,784
                                                                    -----------
   Total Expenses                                                       335,115
   Expense Reimbursement                                               (118,774)
   Expense Offset                                                        (5,115)
                                                                    -----------
   Net Expenses                                                         211,226
                                                                    -----------
Net Investment Income                                                 1,413,039
                                                                    -----------

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sales of investments                              (246,471)
Net change in unrealized appreciation (depreciation)                    939,918
                                                                    -----------
Net Realized and Unrealized Gain on Investments                         693,447
                                                                    -----------
Net Increase in Net Assets from Operations                          $ 2,106,486
                                                                    ===========

See Notes to Financial Statements.

Sentinel Pennsylvania Tax-Free Trust
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                    Year                     Year
                                                                   Ended                    Ended
                                                                11/30/00                 11/30/99
                                                             -----------              -----------

Increase (Decrease) in Net Assets from Operations
Net investment income                                        $ 1,413,039              $ 1,578,831
Net realized loss on sales of investments                       (246,471)                 (96,951)
Net change in unrealized appreciation (depreciation)             939,918               (2,535,663)
                                                             -----------              -----------
Net increase (decrease) in net assets from operations          2,106,486               (1,053,783)
                                                             -----------              -----------

Distributions to Shareholders
From net investment income                                    (1,414,272)              (1,577,675)
From realized gain on sale of investments                             --                 (757,025)
                                                             -----------              -----------
Total distributions to shareholders                           (1,414,272)              (2,334,700)
                                                             -----------              -----------

From Capital Share Transactions
Net proceeds from sales of shares                                935,440                1,672,187
Net asset value of shares in reinvestment
    of dividends and distributions                               959,577                1,693,166
                                                             -----------              -----------
                                                               1,895,017                3,365,353
Less: Payments for shares reacquired                          (4,724,135)              (4,066,876)
                                                             -----------              -----------
Decrease in net assets from capital share transactions        (2,829,118)                (701,523)
                                                             -----------              -----------
Total Decrease in Net Assets for period                       (2,136,904)              (4,090,006)
Net Assets: Beginning of period                               30,630,106               34,720,112
                                                             -----------              -----------
Net Assets: End of period                                    $28,493,202              $30,630,106
                                                             ===========              ===========
Undistributed Net Investment Income
   at End of Period                                          $       628              $     1,861
                                                             ===========              ===========

See Notes to Financial Statements.

Sentinel Pennsylvania Tax-Free Trust
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
Class A Shares                                              11/30/00 (A)     11/30/99      11/30/98     11/30/97     11/30/96
                                                            ------------   ----------    ----------   ----------   ----------
Net asset value at beginning of period                           $ 12.15      $ 13.48       $ 13.34      $ 13.29      $ 13.40
                                                            ------------   ----------    ----------   ----------   ----------

Income (Loss) from Investment Operations
Net investment income                                               0.60         0.62          0.63         0.64         0.66
Net realized and unrealized gain (loss) on investments              0.31        (1.04)         0.26         0.13        (0.03)
                                                            ------------   ----------    ----------   ----------   ----------
Total from investment operations                                    0.91        (0.42)         0.89         0.77         0.63
                                                            ------------   ----------    ----------   ----------   ----------

Less Distributions
Dividends from net investment income                                0.60         0.62          0.63         0.64         0.66
Distributions from realized gains on investments                      --         0.29          0.12         0.08         0.08
                                                            ------------   ----------    ----------   ----------   ----------
Total Distributions                                                 0.60         0.91          0.75         0.72         0.74
                                                            ------------   ----------    ----------   ----------   ----------
Net asset value at end of period                                 $ 12.46      $ 12.15       $ 13.48      $ 13.34      $ 13.29
                                                            ============   ==========    ==========   ==========   ==========
Total Return (%)*                                                   7.75        (3.27)         6.85         6.07         4.97

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                     0.75         0.69          0.77         0.85         0.75
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%)**                           1.17         1.32          1.31         1.34         1.37
Ratio of net investment income to average net assets (%)            4.93         4.82          4.65         4.86         5.07
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%)                      4.51         4.21          4.14         4.41         4.48
Portfolio turnover rate (%)                                            7           21            50           28           56
Net assets at end of period (000 omitted)                        $28,493      $30,630       $34,720      $34,844      $35,545

(A) Per share data calculated utilizing average daily shares outstanding.

  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (5).

See Notes to Financial Statements.

                         Notes to Financial Statements

(1) Significant Accounting Policies:

Sentinel Pennsylvania Tax-Free Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Trust.

A. Security Valuation: Investments in securities are valued on the basis of valuations provided by an independent pricing organization. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term tax-free notes are stated at cost, which approximates market value.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis and premiums are amortized. Cost of investments sold is determined on the basis of identified cost for both financial reporting and income tax purposes. The Trust invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of Pennsylvania.

C. Federal Income Taxes: It is the Trust's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Trust intends to distribute all of its taxable income to its shareholders; therefore, no federal excise tax or income tax provision is required.

D. Other: Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Distributions:

Realized gains from securities transactions, if any, will be distributed to shareholders prior to the end of each calendar year. At November 30, 2000 the Trust has $343,422 of capital loss carryforwards for federal income tax purposes, $96,951 expiring in 2007 and $246,471 expiring in 2008.

Dividends from net investment income are declared and paid monthly and recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations.

(3) Trust Shares:

Transactions in Trust shares were as follows:

                                                    Year         Year
                                                   Ended        Ended
                                                  11/30/00     11/30/99
                                                  --------     --------

Shares sold......................................   76,641      130,028
Shares issued to stockholders in reinvestment
of dividends and distributions...................   79,110      131,757
                                                  --------     --------
                                                   155,751      261,785
Shares redeemed.................................. (389,561)    (316,992)
                                                  --------     --------
Net decrease..................................... (233,810)     (55,207)
                                                  ========     ========

(4) Investment Transactions:

Purchases and sales of securities other than short-term securities aggregated $2,006,850 and $4,399,288, respectively, during the fiscal year ended November 30, 2000.

(5) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co. ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), ProvidentMutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), HTK of Delaware, Inc. ("HTK"), an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual, provides general supervision of the Trust's investments as well as certain administrative and related services. As compensation in full for services rendered under its Agreement, the Trust pays SAC a monthly fee determined as follows: 0.55% per annum on the first $50 million of average daily net assets; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million.

Sentinel Financial Services Company ("SFSC"), a Vermont general partnership whose general partners are National Life Investment Management Company, Inc., a wholly-owned subsidiary of National Life, ProvidentMutual Financial

Services, Inc., an affiliate of Provident Mutual, HTK and SMC, is the principal underwriter ("Distributor") of the Trust's shares. SFSC receives a sales charge added to the net asset value received by the Trust on the sale of its shares. This compensation is not an expense of the Trust and does not affect its operating results. SFSC has advised the Trust that it received sales charges aggregating $26,170 for the fiscal year ended November 30, 2000. The Trust is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $37 after allowances of $7,579 to Equity Services, Inc., an affiliate of National Life, $9,624 to 1717 Capital Management Company, an affiliate of Provident Mutual, $2,077 to Hornor, Townsend & Kent, Inc. and $3,950 to Janney Montgomery Scott, Inc., affiliates of Penn Mutual, and $2,903 to other investment dealers.

Each trustee who is not an employee of the adviser or an affiliated company is paid an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended. Such trustees are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation, an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual, HTK and SMC, the Trust receives trust accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Trust has contracted for with outside providers. Total fees for the fiscal year ended November 30, 2000 were $49,000.

SAC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Trust and the Class A shares of Sentinel Group Funds, Inc. (excluding the Sentinel World Fund) from exceeding 1.30% of average daily net assets in any fiscal year. Sentinel Group Funds, Inc. is a series fund with fourteen portfolios and together with the Trust make up the Sentinel Family of Funds. Although SAC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the fiscal year ended November 30, 2000 did not exceed 1.30% of its average daily net assets.

Effective March 31, 1999, SASC has agreed to reimburse the Trust for expenses in excess of an annual rate of 0.69% of the Trust's average daily net assets. Effective March 30, 2000 SASC has agreed to reimburse the Trust for expenses in excess of an annual rate of 0.76% of the trust's average daily net assets. For the fiscal year ended November 30, 2000 the total amount reimbursable was $118,774.

(6) Distribution Expenses:

On March 1, 1993, the Trust adopted a new distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Trust pays to the Distributor a monthly fee at the maximum annual rate of 0.20% of average daily net assets. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of the Trust. The Distributor is not reimbursed for any unreimbursed prior years expenses.

(7) Other:

At the Sentinel Group Funds, Inc. and Pennsylvania Tax-Free Trust Board of Director's meeting held on December 14, 2000, Keniston P. Merrill was elected as an independent director to both boards.

Also with the issuance of the next Sentinel Family of Funds Prospectus around March 30, 2001, the expense subsidy on the Pennsylvania Tax-Free Trust will be terminated.

Report of Independent Accountants

To the Shareholders and Board of Trustees of Sentinel Pennsylvania Tax-Free
Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Pennsylvania Tax-Free Trust (the "Trust") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 29, 2000

Federal Tax Status
(Unaudited)

For corporate shareholders, the percentage of the total dividends from net investment income from the fiscal year 2000 qualifying for the 70% dividend received deduction available to corporations are as follows:

Sentinel Common Stock Fund            100%
Sentinel Balanced Fund                 25%

In January 2001 you will be sent 2000 Form 1099-DIV from the Sentinel Funds. The form will indicate the Federal income tax status of the dividends and capital gains distributions paid to you by check or credited to your account in additional shares during the calendar year 2000. The Internal Revenue Service requires us to file this information, and it must be reported by you on your Federal Income Tax Return for 2000. All of the dividends paid by the Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Pennsylvania Tax-Free Trust from its net investment income is tax-exempt for Federal income tax purposes.


Privileges, Plans and Services for Shareholders

Open Account - Unless another distribution option is elected, when an account is established, all income dividends and capital gains distributions are reinvested in additional shares at net asset value and without charge.

Other Distribution Options - Upon written notice to Sentinel Administrative Service Company, you may elect one of the following options:

1. Receive dividends in cash and reinvest any capital gains distributions in additional shares of any of the Sentinel Funds, of the same class, at net asset value.

2.   Receive capital gains in cash and reinvest dividends.

3.   Receive both dividends and capital gains in cash.

4. Reinvest both dividends and capital gains in another Sentinel Fund, of the same class, at net asset value (excluding dividends earned on assets initially invested in Sentinel U.S. Treasury Money Market Fund).

5. Reinvest a percentage of dividends and/or capital gains and receive the remaining portion in cash.

Automatic Investment Plan - This service, provided without charge, enables you to make regular investments of $50 ($100 for Growth Index Fund) or more by means of an automatic checking account debiting service via the ACH (Automated Clearing House) network. Information and the application necessary to establish this plan are included in the prospectus. A separate application is also available from Sentinel Administrative Service Company, or from your investment dealer.

Systematic Withdrawal Plan - This plan enables you to receive withdrawal payments during any months of the year you specify, for a dollar amount that you specify. Note that this plan is available only to those who own, or are purchasing, at least $5,000 worth of shares of one or more of the Sentinel Funds, except Sentinel U.S. Treasury Money Market Fund, as determined by the current offering price. Payments may be made to you, your bank, or other payee as requested on the application. Under the Systematic Withdrawal Plan, all dividends and distributions are automatically reinvested at net asset value and payments are made from the proceeds of redeemed shares.

High Yield Bond, Bond, Tax-Free Income, New York Tax-Free Income, Government Securities, Short Maturity Government, U.S. Treasury Money Market and Pennsylvania Tax-Free Fund Check Writing Service - This special feature of the Class A shares of Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund, Sentinel U.S. Treasury Money Market Fund and Sentinel Pennsylvania Tax-Free Trust enables you to draw checks (minimum amount $500 except for the U.S. Treasury Money Market Fund which is $250) on your account through State Street Bank. There is currently no fee for this service. Please note that this service is not available to IRA, 403(b) or other fiduciary accounts. Information and applications are available by contacting Sentinel Funds Investor Services at
(800) 282-FUND (3863).

Exchange Privilege - The Exchange Privilege is designed to add flexibility to your investment program by enabling you to exchange all or part of your shares in one Sentinel Fund for shares of the same class of another Fund in the family without payment of any additional sales charge. The exception to no additional sales charge is when shares are exchanged from the U.S. Treasury Money Market Fund to Class A shares of another Sentinel Fund, a sales charge will be imposed unless the assets in the U.S. Treasury Money Market Fund were in another Sentinel Fund and were previously subject to a sales charge. Shares being exchanged into another Fund must have a value of at least $1,000 or $5,000 for Growth Index Fund (the minimum investment required to open a new account) unless you already have an account in that Fund. Shares being exchanged must have been in the account a minimum of 15 calendar days (90 days in the case of funds initially invested in the Sentinel Short Maturity Government Fund and Sentinel Growth Index Fund or exchanged into such Fund from funds initially invested in the Sentinel U.S. Treasury Money Market Fund). Account registrations must be identical. Exchanges may be made by calling toll-free, (800) 282-FUND (3863), or by writing Sentinel Funds, P. O. Box 1499, Montpelier, Vermont 05601-1499. Note that an exchange is a taxable transaction for federal income tax purposes.

Reinstatement Privilege - A shareholder who redeems all or part of an account may reinvest all or part of the redemption proceeds at the then current net asset value if a written request to the Fund is received or postmarked within one year after the date of the redemption. Sentinel Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use this reinstatement privilege to reinvest in the Short Maturity Government Fund.

Telephone Redemption - Up to $1,000,000 in funds may be redeemed by telephone upon completion of the appropriate section of the Application, or subsequent submission of such, with proper signature guarantee. Under this service, proceeds may either be sent to the address of record or a pre-designated bank. A signature guarantee is required on any change in redemption instructions as well as a 30 day waiting period for changes to become effective. To redeem shares by telephone, you may call (800) 282-FUND (3863).

Tax-Deferred Retirement Plans - Shares of Sentinel Group Funds may be purchased by all types of tax-deferred retirement plans, including self-employed individuals and partnerships ("Keogh Plans"), Individual Retirement Accounts ("IRAs"), SIMPLE IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations), Section 457 Plans and other corporate pension and profit-sharing plans. Consult your tax advisor for details.

Please refer to the prospectus for complete details regarding these privileges, plans and services.

                        Directors/Trustees and Officers

Sentinel Group Funds, Inc. and
Sentinel Pennsylvania Tax-Free Trust


Patrick E. Welch
Chairman and Chief Executive Officer
Chairman and Chief Executive Officer,
National Life Insurance Company

Joseph M. Rob
Director/Trustee and President
Chief Executive Officer,
Sentinel Management Company

Richard J. Borda
Director/Trustee
Former Vice Chairman,
National Life Insurance Company

Dr. Kalman J. Cohen
Director/Trustee
Distinguished Bank Research
Professor Emeritus,
The Fuqua School of Business,
Duke University

John D. Feerick
Director/Trustee
Dean, Fordham University
School of Law

Richard I. Johannesen, Jr.
Director/Trustee
Former Vice President and Manager -
Bond Market Research Department,
Salomon Brothers Inc.

Robert B. Mathias
Director/Trustee
Sports Consultant;
Former U.S. Congressman

Keniston P. Merrill
Director/Trustee
Former Chairman and
Chief Executive Officer,
Sentinel Advisors Company

Deborah G. Miller
Director/Trustee
Vice President
Digital Equipment Corporation

John Raisian
Director/Trustee
Director and Senior Fellow,
Hoover Institution,
Stanford University

Susan M. Sterne
Director/Trustee
President, Economic Analysis
Associates, Inc.

Angela E. Vallot
Director/Trustee
Counsel, Texaco Inc.

John M. Grab, Jr.
Vice President

Thomas P. Malone
Vice President and Treasurer

Scott G. Wheeler
Assistant Treasurer

D. Russell Morgan
Secretary



Investment Adviser
Sentinel Advisors Company

Principal Underwriter
Sentinel Financial Services Company

Counsel
Brown & Wood LLP

Independent Accountants
PricewaterhouseCoopers LLP

Custodian and Dividend Paying Agent
State Street Bank - Kansas City

Transfer Agent, Shareholder Servicing
Agent and Administrator
Sentinel Administrative Service
Company

                    The Sentinel Funds Board of Directors

                                    [PHOTO]

Standing, left to right: Joseph M. Rob, Richard I. Johannesen, Jr., John Raisian, Robert B. Mathias, Keniston P. Merrill, John D. Feerick, Richard J. Borda.

Seated, left to right: Dr. Kalman J. Cohen, Susan M. Sterne, Patrick E. Welch, Angela E. Vallot, Deborah G. Miller.

                                A Brief History

[GRAPHIC]

The Sentinel Family of Funds is one of America's oldest fund families. Its largest member, Sentinel Group Funds, Inc., was originally incorporated as Group Securities, Inc. in the state of Delaware on December 3, 1933. Designed as a series type of investment company, its main objectives were to offer shareholders the benefits of "group security investing" along with the ability to invest in individual industries or industrial groups readily and conveniently, each in the form of a single stock.

Shares of 17 individual classes of stock were first offered to the public at $1.10 per share on January 12, 1934 - virtually at the bottom of the Great Depression.

Following several additions and deletions, 21 classes of stock were maintained for an extended period of time. Subsequent consolidations, mergers and name changes combined the classes of stock into what are today the two original remaining funds in Sentinel Group Funds, Inc., Sentinel Common Stock Fund and Sentinel Balanced Fund. Sentinel Growth Fund and Sentinel Bond Fund were organized by National Life Insurance Company in 1969 and merged into the Sentinel Group in 1978. Four more additions, Sentinel Government Securities Fund, Sentinel Tax-Free Income Fund, Sentinel High Yield Bond Fund , Sentinel Growth Index Fund and Sentinel Flex Cap Opportunity Fund were introduced on September 2, 1986, October 1, 1990, June 23, 1997, September 10, 1999, and February 29, 2000 respectively.

In May, 1981, Sentinel Cash Management Fund, Inc. was organized as a no-load money market fund. The "Cash Fund" was also organized as a series fund, and was designed to operate independently of Sentinel Group Funds, Inc., while at the same time sharing the Group's management, distribution, transfer agent and other servicing and administrative arrangements.

On March 1, 1993, National Life Insurance Company and Provident Mutual Life Insurance Company of Philadelphia entered into a joint venture arrangement which resulted in the merging of the nine ProvidentMutual Funds into the Sentinel Family of Funds. With the merger, three new classes of stock were added to Sentinel Group Funds, Inc., and a fourth new member of the broader Sentinel Family of Funds was added. The three new members of Sentinel Group Funds, Inc. were Sentinel Small Company Fund, Sentinel World Fund and Sentinel U.S. Treasury Money Market Fund. The fourth new member of the Sentinel Family of Funds was Sentinel Pennsylvania Tax-Free Trust (the "Trust"). The Trust operates as a separate investment company with respect to Sentinel Group Funds, Inc., but shares management, distribution, fund accounting, transfer agent and other arrangements with the Sentinel Group.

Also on March 1, 1993, Sentinel Cash Management Fund, Inc. was merged into the Sentinel U.S. Treasury Money Market Fund.

On March 27, 1995, Penn Mutual Life Insurance Company joined National Life Insurance Company and Provident Mutual Life Insurance Company in their mutual fund operation. This resulted in the merging of seven funds of The Independence Capital Group of Funds into Sentinel Group Funds, Inc., and the creation of two new classes of stock - Sentinel New York Tax-Free Income Fund and Sentinel Short Maturity Government Fund. Effective April 1, 1996, five Sentinel Funds offered two classes of shares: Sentinel Small Company, Sentinel World, Sentinel Common Stock, Sentinel Balanced and Sentinel Bond funds. The new class is called "Class B shares" while the original class is called "Class A shares." Sentinel U.S. Treasury Money Market Fund also has Class B shares which are primarily available through exchanges from the other Class B shares. On January 12, 1998 Sentinel Mid Cap Growth also offered Class B shares. Effective May 4, 1998 a third class of shares, Class C shares were offered on the following Funds, Sentinel Common Stock, Sentinel Balanced, Sentinel World and Sentinel High Yield Bond Funds. Also on January 4, 1999 a fourth class of shares, Class D shares, was offered on the Sentinel Balanced Fund. Effective March 30, 2000, Class C shares were offered on Sentinel Mid Cap Growth and Sentinel Growth Index Funds.

The fifteen funds in the Sentinel Family of Funds, which includes the fourteen funds in Sentinel Group Funds, Inc., and the Sentinel Pennsylvania Tax-Free Trust, now represent net assets of $2.9 billion which are managed on behalf of approximately 121,600 individual, corporate and institutional shareholders located across the country and around the world. Shares are distributed by registered representatives and independent broker/dealers through Sentinel Financial Services Company, an affiliate of the partnership between National Life, Provident Mutual and Penn Mutual. Sentinel Advisors Company and Sentinel Administrative Service Company, which are also affiliates of the partnership, provide respective investment management and shareholder services to the funds.

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                                                                             127

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128

[GRAPHIC]  Sentinel Funds
           Integrity Since 1934

Sentinel Flex Cap Opportunity Fund
Sentinel Small Company Fund
Sentinel Mid Cap Growth Fund
Sentinel World Fund
Sentinel Growth Index Fund
Sentinel Common Stock Fund
Sentinel Balanced Fund
Sentinel High Yield Bond Fund
Sentinel Bond Fund
Sentinel Tax-Free Income Fund
Sentinel New York Tax-Free Income Fund
Sentinel Government Securities Fund
Sentinel Short Maturity Government Fund
Sentinel U.S. Treasury Money Market Fund

Sentinel Pennsylvania Tax-Free Trust

Member of
FORUM for INVESTOR ADVICE
Investment Professionals Helping Investors

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

Distributed by                                             --------------------
Sentinel Financial Services Company                             PRSRT STD
National Life Drive                                          U.S. POSTAGE PAID
Montpelier, Vermont 05604                                      LANCASTER, PA
(800) 233-4332                                                Permit No. 91
www.sentinelfunds.com                                      --------------------

SF0104A(1100)                                                     Cat. No. 43602

[GRAPHIC]  Sentinel Funds
           Integrity Since 1934

Sentinel Flex Cap Opportunity Fund
Sentinel Small Company Fund
Sentinel Mid Cap Growth Fund
Sentinel World Fund
Sentinel Growth Index Fund
Sentinel Common Stock Fund
Sentinel Balanced Fund
Sentinel High Yield Bond Fund
Sentinel Bond Fund
Sentinel Tax-Free Income Fund
Sentinel New York Tax-Free Income Fund
Sentinel Government Securities Fund
Sentinel Short Maturity Government Fund
Sentinel U.S. Treasury Money Market Fund

Sentinel Pennsylvania Tax-Free Trust

Member of
FORUM for INVESTOR ADVICE
Investment Professionals Helping Investors

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

Distributed by
Sentinel Financial Services Company
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332
www.sentinelfunds.com

SF0104A(1100)                                                     Cat. No. 43603